EXECUTION VERSION 14323052v6 SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT, dated as of December 16, 2025 (this “Agreement”), to that certain Term Loan Credit Agreement dated as of August 1, 2022 (as heretofore amended, restated, extended, supplemented or otherwise modified in writing, the “Credit Agreement”), by and among Broadstone Net Lease, LLC, a New York limited liability company (the “Borrower”), Broadstone Net Lease, Inc., a Maryland corporation (the “Parent”; collectively, the Borrower and the Parent may be referred to herein as the “Loan Parties”), the Lenders party thereto and Regions Bank, an Alabama banking corporation (“Regions”), as administrative agent (Regions, in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement as amended by this Agreement. WHEREAS, the Borrower, the Parent, the Lenders party hereto and the Administrative Agent desire to modify the Credit Agreement as herein set forth subject to the terms and conditions provided for in this Agreement. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth in this Agreement, the Borrower, the Parent, the Lenders and the Administrative Agent hereby agree that the Credit Agreement (other than the schedules and exhibits thereto) is amended to delete the red font stricken text (indicated textually in the same manner as the following example: stricken text) and to add the green or blue font double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the composite conformed copy of the Credit Agreement attached as Annex I hereto. SECTION 2. Reserved. SECTION 3. Conditions of Effectiveness. This Agreement shall become effective as of the first date (the “Second Amendment Effective Date”) that all of the following conditions precedent shall have been satisfied: 3.1 The Administrative Agent’s receipt of the following, each of which shall be originals or e-mails (in a .pdf format) or telecopies (in each case, followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party (to the extent such Loan Party is a party or other signatory thereto), each dated as of the Second Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date prior to the Second Amendment Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders party hereto: (a) counterparts of this Agreement, in such number as requested by the Administrative Agent, duly executed by the Borrower, the Parent, the Administrative Agent, and each of the Lenders; and (b) such other assurances, certificates, documents, consents or opinions as the Administrative Agent or any Lender reasonably may require. 3.2 The representations and warranties contained in Section 4 are correct on and as of the Second Amendment Effective Date, as though made on and as of such date other than any such

2 14323052v6 representations or warranties that, by their terms, refer to another date, in which case such representations and warranties shall have been correct as of such other date. 3.3 There shall not have occurred since December 31, 2024 any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. 3.4 The Administrative Agent and each Lender shall have received all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S. Patriot Act, and the Beneficial Ownership Regulation, in each case, to the extent requested at least five (5) Business Days prior to the Second Amendment Effective Date. 3.5 Any fees owed to the Administrative Agent, any Lender, any Syndication Agent, any Documentation Agent, any Joint Lead Arranger or any Related Party of any of the foregoing required to be paid on or before the Second Amendment Effective Date shall have been paid. In addition, unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced (which invoice may be in summary form) prior to or on the Second Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent). SECTION 4. Representations and Warranties. Each of the Loan Parties hereby certifies to the Administrative Agent and the Lenders that as of the date hereof and after giving effect to this Agreement, the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects), on the date hereof with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification and (iii) for purposes of this Section 4, the representations and warranties contained in Section 7.1(k) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 9.1 and 9.2 of the Credit Agreement, as applicable). As of the date hereof, each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that: (a) it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; (b) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, except for filings for reporting purposes required under applicable securities laws;

3 14323052v6 (c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity; (d) no Default or Event of Default shall exist or will result from the consummation of the transactions contemplated by this Agreement; (e) the execution, delivery and performance by it of this Agreement will not (i) contravene the terms of any of its organizational or constituent documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Material Contract to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law; and (f) since December 31, 2024, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. SECTION 5. Affirmation of Parent. The Parent hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and the Credit Agreement as amended by this Agreement, and agrees and affirms that its guarantee of the Guarantied Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms. SECTION 6. Costs and Expenses. The Loan Parties acknowledge and agree that the payment obligations set forth in Section 13.2 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not any Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Moore & Van Allen PLLC, counsel to the Administrative Agent. SECTION 7. Ratification. (a) The Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. The amendments contained in Section 1 hereof shall be deemed to have prospective application only. This Agreement is not intended to and shall not constitute a novation. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, other than payment in full, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Agreement, and the other Loan Documents. (b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the

4 14323052v6 Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any Lender may now have or have in the future against any Person under or in connection with the Credit Agreement, the Credit Agreement as amended hereby, any other Loan Document or any of the instruments or agreements referred to therein or any of the transactions contemplated thereby. SECTION 8. Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto. SECTION 9. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time. SECTION 10. Electronic Execution; Electronic Records; Counterparts. The provisions of Section 13.14 of the Credit Agreement (after giving effect to this Agreement) relating to Electronic Execution, Electronic Records and Counterparts are hereby incorporated by reference herein, mutatis mutandis. SECTION 11. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. SECTION 12. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction. SECTION 13. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 14. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. [The remainder of this page left blank intentionally]

Signature Page to Second Amendment to Term Loan Credit Agreement – Broadstone Net Lease, LLC 14323052v6 IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the undersigned Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. BORROWER: BROADSTONE NET LEASE, LLC, a New York limited liability company By: Broadstone Net Lease, Inc., Managing Member By: /s/ Kevin Fennell_________________ Name: Kevin Fennell Title: Chief Financial Officer PARENT: BROADSTONE NET LEASE, INC., a Maryland corporation By: /s/ Kevin Fennell_________________ Name: Kevin Fennell Title: Chief Financial Officer

Signature Page to Second Amendment to Term Loan Credit Agreement – Broadstone Net Lease, LLC 14323052v6 ADMINISTRATIVE AGENT AND LENDERS: REGIONS BANK, as Administrative Agent and as a Lender By: /s/ William Chalmers______________ Name: William Chalmers Title: Senior Vice President MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender By: /s/ Julia Simics__________________ Name: Julia Simics Title: Vice President TD BANK, N.A., as a Lender By: /s/ Donald Wattson________________ Name: Donald Wattson Title: Authorized Officer U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Patrick T. Brooks_______________ Name: Patrick T. Brooks Title: Vice President BANK OF MONTREAL, as a Lender By: /s/ Darin Mainquist________________ Name: Darin Mainquist Title: Director CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Jessica W. Phillips______________ Name: Jessica W. Phillips Title: Authorized Signatory

Signature Page to Second Amendment to Term Loan Credit Agreement – Broadstone Net Lease, LLC 14323052v6 KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Timothy Sylvain_______________ Name: Timothy Sylvain Title: Senior Vice President TRUIST BANK, as a Lender By: /s/ Ryan Almond__________________ Name: Ryan Almond Title: Director JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Cody A. Canafax_______________ Name: Cody A. Canafax Title: Executive Director ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Mitchell Vega_________________ Name: Mitchell Vega Title: Senior Vice President

14323052v6 ANNEX I TO SECOND AMENDMENT (Marked copy of Term Loan Credit Agreement) (see attached)

Annex I to FirstSecond Amendment to Term Loan Credit Agreement TERM LOAN CREDIT AGREEMENT Dated as of August 1, 2022 by and among BROADSTONE NET LEASE, LLC, as Borrower, BROADSTONE NET LEASE, INC. as Parent, THE FINANCIAL INSTITUTIONS PARTY HERETO AND THEIR ASSIGNEES UNDER SECTION 13.6, as Lenders, MANUFACTURERS AND TRADERS TRUST COMPANY, TD BANK, N.A., and U.S. BANK NATIONAL ASSOCIATION, as Co-Syndication Agents, BANK OF MONTREAL, CAPITAL ONE, NATIONAL ASSOCIATION, KEYBANK NATIONAL ASSOCIATION, and TRUIST BANK, as Co-Documentation Agents, and REGIONS BANK, as Administrative Agent REGIONS CAPITAL MARKETS, MANUFACTURERS AND TRADERS TRUST COMPANY, TD BANK, N.A., and U.S. BANK NATIONAL ASSOCIATION as Joint Lead Arrangers and Joint Bookrunners 14323021v114323021v6

TABLE OF CONTENTS

| | | Page |
|---|---|---|
| ARTICLEArticle I. Definitions | | 1 |
| Section 1.1. | Definitions. | 1 |
| Section 1.2. | General; References to Eastern Time. | 37 |
| Section 1.3. | Financial Attributes of Non-Wholly Owned Subsidiaries. | 38 |
| Section 1.4. | Interest Rates; Benchmark Notification; Licensing. | 38 |
| Section 1.5. | [Reserved]. | 39 |
| Section 1.6. | Divisions. | 39 |
| ARTICLEArticle II. Credit Facility | | 39 |
| Section 2.1. | Term Loans. | 39 |
| Section 2.2. | [Reserved.] | 4041 |
| Section 2.3. | [Reserved]. | 4041 |
| Section 2.4. | [Reserved]. | 4041 |
| Section 2.5. | Rates and Payment of Interest on Loans. | 4041 |
| Section 2.6. | Number of Interest Periods. | 42 |
| Section 2.7. | Repayment of Loans. | 42 |
| Section 2.8. | Prepayments. | 42 |
| Section 2.9. | Continuation. | 43 |
| Section 2.10. | Conversion. | 44 |
| Section 2.11. | Notes. | 44 |
| Section 2.12. | Reserved. | 45 |
| Section 2.13. | Reserved. | 45 |
| Section 2.14. | Reserved. | 45 |
| Section 2.15. | Reserved. | 45 |
| Section 2.16. | Incremental Facilities. | 45 |
| Section 2.17. | Extension of Term Loan I Maturity Date. | 47 |
| ARTICLEArticle III. Payments, Fees and Other General Provisions | | 4749 |
| Section 3.1. | Payments. | 4749 |
| Section 3.2. | Pro Rata Treatment. | 4849 |
| Section 3.3. | Sharing of Payments, Etc. | 4850 |
| Section 3.4. | Several Obligations. | 4950 |
| Section 3.5. | Fees. | 4950 |
| Section 3.6. | Computations. | 4951 |
| Section 3.7. | Usury. | 4951 |
| Section 3.8. | Statement of Accounts. | 5051 |
| Section 3.9. | Defaulting Lenders. | 5052 |
| Section 3.10. | Taxes; Foreign Lenders. | 5153 |
| ARTICLEArticle IV. Intentionally Omitted. | | 5556 |
| ARTICLEArticle V. Yield Protection, Etc. | | 5556 |
| Section 5.1. | Additional Costs; Capital Adequacy. | 5556 |
| Section 5.2. | Alternative Rate of Interest. | 5658 |
| Section 5.3. | Illegality. | 5960 |
| Section 5.4. | Compensation. | 6061 |
| Section 5.5. | [Reserved]. | 6062 |
| Section 5.6. | Affected Lenders. | 6062 |

- i -

14323021v114323021v6

Section 5.7. Change of Lending Office. 6163 ARTICLEArticle VI. Conditions Precedent 6163 Section 6.1. Initial Conditions Precedent. 6163 Section 6.2. Conditions Precedent to All Credit Events. 6465 ARTICLEArticle VII. Representations and Warranties 6466 Section 7.1. Representations and Warranties. 6466 Section 7.2. Survival of Representations and Warranties, Etc. 7172 ARTICLEArticle VIII. Affirmative Covenants 7172 Section 8.1. Preservation of Existence and Similar Matters. 7172 Section 8.2. Compliance with Applicable Law. 7172 Section 8.3. Maintenance of Property. 7173 Section 8.4. Conduct of Business. 7273 Section 8.5. Insurance. 7273 Section 8.6. Payment of Taxes and Claims. 7273 Section 8.7. Books and Records; Inspections. 7274 Section 8.8. Use of Proceeds. 7374 Section 8.9. Environmental Matters. 7374 Section 8.10. Further Assurances. 7475 Section 8.11. Material Contracts. 7475 Section 8.12. Additional Guarantors. 7475 Section 8.13. REIT Status. 7576 ARTICLEArticle IX. Information 7576 Section 9.1. Quarterly Financial Statements. 7576 Section 9.2. Year-End Statements. 7577 Section 9.3. Compliance Certificate. 7677 Section 9.4. Other Information. 7677 Section 9.5. Electronic Delivery of Certain Information; Borrower Communications. 7879 Section 9.6. Public/Private Information. 8182 Section 9.7. USA Patriot Act Notice; Compliance. 8182 ARTICLEArticle X. Negative Covenants 8183 Section 10.1. Financial Covenants. 8183 Section 10.2. Negative Pledge. 8384 Section 10.3. Restrictions on Intercompany Transfers. 8384 Section 10.4. Merger, Consolidation, Sales of Assets and Other Arrangements. 8485 Section 10.5. Plans. 8485 Section 10.6. Fiscal Year. 8486 Section 10.7. Modifications of Organizational Documents and Material Contracts. 8486 Section 10.8. Transactions with Affiliates. 8586 Section 10.9. Environmental Matters. 8586 Section 10.10. Derivatives Contracts. 8586 Section 10.11. Outbound Investment Rules. 8587 ARTICLEArticle XI. Default 8687 Section 11.1. Events of Default. 8687 Section 11.2. Remedies Upon Event of Default. 8990 Section 11.3. Remedies Upon Default. 9091 - ii - 14323021v114323021v6

Section 11.4. Marshaling; Payments Set Aside. 9091 Section 11.5. Allocation of Proceeds. 9091 Section 11.6. Reserved. 9192 Section 11.7. Performance by Administrative Agent. 9192 Section 11.8. Rights Cumulative. 9192 ARTICLEArticle XII. THE ADMINISTRATIVE AGENT 9293 Section 12.1. Authorization and Actions. 9293 Section 12.2. Administrative Agent’s Reliance, Indemnification, Etc. 9495 Section 12.3. The Administrative Agent Individually. 9596 Section 12.4. Successor Administrative Agent. 9596 Section 12.5. Acknowledgements of Lenders. 9697 Section 12.6. Indemnification of Administrative Agent. 9899 Section 12.7. ERISA Representations of the Lenders. 99100 ARTICLEArticle XIII. Miscellaneous 100101 Section 13.1. Notices. 100101 Section 13.2. Expenses. 101102 Section 13.3. Stamp, Intangible and Recording Taxes. 102103 Section 13.4. Setoff. 102103 Section 13.5. Waiver of Jury Trial; Jurisdiction; Other Matters; Waivers. 103 Section 13.6. Successors and Assigns. 104 Section 13.7. Amendments and Waivers. 108 Section 13.8. Nonliability of Administrative Agent and Lenders. 110111 Section 13.9. Confidentiality. 111 Section 13.10. Indemnification; Limitation of Liability. 112 Section 13.11. Termination; Survival. 113 Section 13.12. Severability of Provisions. 113114 Section 13.13. GOVERNING LAW. 113114 Section 13.14. Counterparts; Integration; Effectiveness; Electronic Execution. 113114 Section 13.15. Obligations with Respect to Loan Parties and Subsidiaries. 114115 Section 13.16. Independence of Covenants. 115 Section 13.17. Limitation of Liability. 115 Section 13.18. Entire Agreement. 115 Section 13.19. Construction. 115116 Section 13.20. Headings. 115116 Section 13.21. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. 115116 Section 13.22. Acknowledgement Regarding Any Supported QFCs. 116 Section 13.23. Reserved. 117 Section 13.24. Judgment Currency. 117 - iii - 14323021v114323021v6

SCHEDULE I Commitments SCHEDULE 1.1 List of Loan Parties SCHEDULE 7.1(b) Ownership Structure SCHEDULE 7.1(f) Properties SCHEDULE 7.1(g) Indebtedness and Guaranties SCHEDULE 7.1(h) Material Contracts SCHEDULE 7.1(i) Litigation SCHEDULE 7.1(r) Affiliate Transactions EXHIBIT A Form of Assignment and Assumption Agreement EXHIBIT B [Reserved] EXHIBIT C Form of Guaranty EXHIBIT D Form of Notice of Continuation EXHIBIT E Form of Notice of Conversion EXHIBIT F Form of Note F-1 Form of Term I Note F-2 Form of Term II Note EXHIBIT G Form of Compliance Certificate EXHIBIT H Form of Notice of Borrowing EXHIBIT I [Reserved] EXHIBIT J [Reserved] EXHIBIT K Form of Tax Compliance Certificates - i - 14323021v114323021v6

14323021v114323021v6 THIS TERM LOAN CREDIT AGREEMENT (this “Agreement”) dated as of August 1, 2022 by and among BROADSTONE NET LEASE, LLC a limited liability company formed under the laws of the State of New York (the “Borrower”), BROADSTONE NET LEASE, INC., a corporation formed under the laws of the State of Maryland (the “Parent”), each of the financial institutions initially a signatory hereto together with their successors and assignees under Section 13.6 (the “Lenders”), REGIONS BANK, as Administrative Agent, MANUFACTURERS AND TRADERS TRUST COMPANY, TD BANK, N.A. and U.S. BANK NATIONAL ASSOCIATION, as co-Syndication Agents (the “Syndication Agents”), and BANK OF MONTREAL, CAPITAL ONE, NATIONAL ASSOCIATION, KEYBANK NATIONAL ASSOCIATION, and TRUIST BANK, as co-Documentation Agents (the “Documentation Agents”) and with REGIONS CAPITAL MARKETS, MANUFACTURERS AND TRADERS TRUST COMPANY, TD BANK, N.A. and U.S. BANK NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Bookrunners (in such capacities, the “Joint Lead Arrangers”). RECITALS: WHEREAS, the Borrower has requested that the Lenders provide certain term loan facilities for the purposes set forth therein; and WHEREAS, the Lenders have agreed to make the requested term loan facilities available on the terms and conditions set forth herein; NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows: ARTICLE I. DEFINITIONS Section 1.1. Definitions. In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement: “Accession Agreement” means an Accession Agreement substantially in the form of Annex I to the Guaranty. “Additional Costs” has the meaning given that term in Section 5.1(b). “Adjusted Daily Simple RFR” means, with respect to any RFR Borrowing, an interest rate per annum equal to (a) the Daily Simple RFR, plus (b) the Daily Simple SOFR Adjustment; provided that if the Adjusted Daily Simple RFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted EBITDA” means, for any given period, (a) EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for such period, minus (b) Reserves for Replacements in respect of Properties that are subject to a Tenant Lease that is not a Triple Net Lease. “Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate, plus (b) the Term SOFR Adjustment; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Administrative Agent” means Regions Bank, an Alabama banking corporation (or any of its designated branch offices or affiliates, and its or any of their respective successors and assigns) as contractual representative of the Lenders under this Agreement, or any successor Administrative Agent appointed pursuant to Section 12.4. “Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” has the meaning given that term in Section 5.6. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. In no event shall the Administrative Agent or any Lender be deemed to be an Affiliate of the Borrower. “Agent-Related Person” has the meaning given that term in Section 12.6. “Agreed Currency” means Dollars. “Agreement” has the meaning given that term in the introductory paragraph hereof. “Amended and Restated Revolving Credit and Term Loan Agreement” means that certain Amended and Restated Credit Agreement dated as of February 28, 2025, by and among the Borrower, the Parent, the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent and the other parties thereto. “Ancillary Document” has the meaning assigned to it in Section 13.14(b). “Anti-Corruption Laws” means all Applicable Laws of any jurisdiction concerning or relating to bribery or corruption, including without limitation, the Foreign Corrupt Practices Act of 1977. “Anti-Money Laundering Laws” means any and all Applicable Laws related to the financing of terrorism or money laundering, including without limitation, any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Law” means all applicable international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Applicable Margin” means the percentage rates set forth in the table below corresponding to the level (each a “Level”) into which the Borrower’s Credit Rating then falls. As of the FirstSecond Amendment Effective Date, the Applicable Margin is determined based on Level III. Any change in the Borrower’s Credit Rating which would cause the Applicable Margin to be determined based on a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 9.4(r) that the Borrower’s Credit Rating has changed; provided, however, if the Borrower has not 2 14323021v114323021v6 delivered the notice required by such Section but the Administrative Agent becomes aware that the Borrower's Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower's Credit Rating has changed. The Applicable Margin shall be determined based upon the Credit Ratings given to the Borrower by S&P, Moody's and Fitch, as follows: If the Borrower has two Credit Ratings, then the Applicable Margin will be determined based on the Level corresponding to the highest such Credit Rating (with Level I being the highest and Level V being the lowest) unless the difference between the highest Credit Rating and the lowest Credit Rating is two or more Levels, in which case the Applicable Margin will be determined based on the Level that is one Level below the Level corresponding to the highest Credit Rating. If at any time the Borrower has three (3) Credit Ratings, and such Credit Ratings are split, then: (A) if the difference between the highest and the lowest such Credit Ratings is one Level (e.g. Baa2 by Moody's and BBB- by S&P or Fitch), the Applicable Margin shall be determined based on the Level corresponding to the highest such Credit Rating; and (B) if the difference between such Credit Ratings is two Levels (e.g. Baa1 by Moody's and BBB- by S&P or Fitch) or more, the Applicable Margin shall be determined based on the Level corresponding to the average of the two (2) highest Credit Ratings, provided that if such average is not a recognized rating category, then the Applicable Margin shall be determined based on the Level that would be applicable if the second highest Credit Rating of the three were used. If the Borrower has only one of such Credit Ratings (and such Credit Rating is from Moody's or S&P), then then the Applicable Margin will be determined based on such Credit Rating. If the Borrower has neither a Credit Rating from Moody's nor S&P, then the Applicable Margin will be determined based on Level V. The provisions of this definition shall be subject to Section 2.5(c).

| Level | Borrower's Credit Rating S&P/Moody's | Term Loan I Facility Applicable Margin for Term Benchmark Loans or RFR Loans | Term Loan I Facility Base Rate Applicable Margin | Term Loan II Facility Applicable Margin for Term Benchmark Loans or RFR Loans | Term Loan II Facility Base Rate Applicable Margin |
|---|---|---|---|---|---|
| I | A- / A3 or better | ~~1.15~~0.80% | ~~0.15~~0.00% | 0.80% | 0.00% |
| II | BBB+ / Baa | ~~1.15~~0.85% | ~~0.15~~0.00% | 0.85% | 0.00% |
| III | BBB / Baa2 | ~~1.25~~0.95% | ~~0.25~~0.00% | 0.95% | 0.00% |
| IV | BBB- / Baa3 | ~~1.65~~1.20% | ~~0.65~~0.20% | 1.20% | 0.20% |
| V | Lower than BBB- / Baa3 or unrated | ~~2.20~~1.60% | ~~1.20~~0.60% | 1.60% | 0.60% |

"**Approved Borrower Portal**" has the meaning given that term in Section 9.5(c).

"**Approved Electronic Platform**" has the meaning given that term in Section 9.5(a).

"**Approved Fund**" means any Fund that is administered, managed or underwritten by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of any entity that administers or manages a Lender.

"**Assignment and Assumption**" means an Assignment and Assumption Agreement among a Lender, an Eligible Assignee and the Administrative Agent, substantially in the form of Exhibit A or any

3

~~14323021v1~~14323021v6

other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for the Agreed Currency, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 5.2. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means the Bankruptcy Code of 1978, as amended. “Base Rate” means, for any day, a fluctuating rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 5.2(b) (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 5.2(b)), then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Base Rate Loan” means a Loan (or any portion thereof) bearing interest at a rate based on the Base Rate. All Base Rate Loans shall be denominated in Dollars. “Benchmark” means, initially, with respect to any (i) RFR Loan in the Agreed Currency, the Relevant Rate for such Agreed Currency or (ii) Term Benchmark Loan in the Agreed Currency, the Relevant Rate for such Agreed Currency; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent 4 14323021v114323021v6 that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 5.2. “Benchmark Replacement” means, for any Available Tenor, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to the above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the Agreed Currency at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “RFR Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent in consultation with the Borrower decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent in consultation with the Borrower determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent in consultation with the Borrower decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published 5 14323021v114323021v6 component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, the central bank (if any) for the Agreed Currency, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term 6 14323021v114323021v6 rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.2 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.2. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, which certification shall be reasonably acceptable to the Administrative Agent and each requesting Lender, as applicable. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group. “BHC Act Affiliate” of a party means an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrower” has the meaning set forth in the introductory paragraph hereof and shall include the Borrower’s successors and permitted assigns. “Borrower Information” has the meaning given that term in Section 2.5(c). “Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect. “Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City or Chicago; provided that, (a) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the Agreed Currency of such RFR Loan, any such day that is only an RFR Business Day and (b) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate, any such day that is only a U.S. Government Securities Business Day. “Capitalization Rate” means 6.75%. “Capitalized Lease Obligation” means obligations under a lease (to pay rent or other amounts under any lease or other arrangement conveying the right to use property) that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized 7 14323021v114323021v6

Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP as of the applicable date. “Cash Equivalents” means (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Co-operation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short term commercial paper rating of at least A-2 or the equivalent by S&P or at least P-2 or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940 which have net assets of at least $500,000,000 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above. “Class” (a) when used with respect to a Commitment, refers to whether such Commitment is a Term I Commitment, a Term II Commitment, or a New Term Loan Commitment with respect to the applicable Facility or of any Series, (b) when used with respect to a Loan, refers to whether such Loan is a Term I Loan, a Term II Loan or a New Term Loan with respect to the applicable Facility or of any Series and (c) when used with respect to a Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. “Closing Date” means the date on which all of the conditions precedent set forth in Section 6.1 shall have been fulfilled or waived by all of the Lenders. For the avoidance of doubt, unless the context shall otherwise require, all references to the Closing Date in this Agreement or in any other Loan Document shall mean August 1, 2022. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Commitment” means a Term I Commitment, a Term II Commitment or a New Term Loan Commitment (if any), as the context may require; collectively, the Term I Commitments, the Term II Commitments and the New Term Loan Commitments (if any) may be referred to as the “Commitments.” “Compliance Certificate” has the meaning given that term in Section 9.3. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Tangible Assets” means, at any time of determination, the total assets of the Parent and its Subsidiaries (excluding (i) any assets that would be classified as “intangible assets” under GAAP and (ii) depreciation and amortization) on a consolidated basis as of the end of the most recent 8 14323021v114323021v6 fiscal quarter for which financial statements of the Parent are available, less all write-ups subsequent to the Closing Date in the book value of any asset. “Continue”, “Continuation” and “Continued” each refers to the continuation of a Term Benchmark Loan from one Interest Period to another Interest Period pursuant to Section 2.9. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Convert”, “Conversion” and “Converted” each refers to the conversion of a Loan of one Type into a Loan of another Type pursuant to Section 2.10. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to it in Section 13.22. “Credit Event” means the making of any Loan. “Credit Party” means the Administrative Agent and each Lender. “Credit Rating” means the rating assigned by a Rating Agency to the senior unsecured long term Indebtedness of a Person. “Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to, for any RFR Loan, Daily Simple SOFR; provided that if the Daily Simple RFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is that is five (5) RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect 9 14323021v114323021v6 to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding RFR Business Day for which such SOFR was published on the SOFR Administrator’s Website. “Daily Simple SOFR Adjustment” means 0.10% (10 basis points). “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect. “Default” means any of the events specified in Section 11.1, whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 3.9(f), any Lender that (a) has failed to (i) fund all or any portion of a Loan to be made by it within 2 Business Days of the date such Loan was required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within 2 Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within 3 Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Administrative Agent’s and the Borrower’s receipt of such confirmation in form and substance satisfactory to it and the Administrative Agent, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.9(f)) upon delivery of written notice of such determination to the Borrower and each other Lender. 10 14323021v114323021v6

“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware. “Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act. “Derivatives Contract” means (a) any transaction (including any master agreement, confirmation or other agreement with respect to any such transaction) now existing or hereafter entered into by the Borrower or any of its Subsidiaries (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) above that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, and (b) any combination of these transactions. “Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the date such Derivatives Contracts have been terminated or closed out, the then-current mark-to-market value for such Derivatives Contracts, determined based upon one or more mid-market quotations or estimates provided by any recognized dealer in Derivatives Contracts (which may include the Administrative Agent, any Lender, or any Affiliate of any of them). “Development Property” means a Property currently under development that has not achieved an Occupancy Rate of 80.0% or more or, subject to the last sentence of this definition, on which the improvements (other than tenant improvements on unoccupied space) related to the development have not been completed. The term “Development Property” shall include, without limitation (a) a Property with new ground up construction, (b) a Property under substantial renovations in which (i) greater than thirty percent (30%) of the square footage of such Property is unavailable for occupancy due to renovation and (ii) no rents are being paid on such square footage or (c) a building expansion (with respect to the portion of the Property undergoing expansion). The term “Development Property” shall include real property of the type described in the first sentence of this definition that satisfies both of the following conditions: (i) it is to be (but has not yet been) acquired by the Borrower, any Subsidiary of the Borrower or any Unconsolidated Affiliate upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition and (ii) a third party is developing such property using the proceeds of a loan that is Guaranteed by, or is otherwise recourse to, the Borrower, any Subsidiary or any Unconsolidated Affiliate. A Development Property on which all improvements (other than tenant improvements on unoccupied space) related to the development of such Property have been completed 11 14323021v114323021v6 for at least 12 months shall cease to constitute a Development Property notwithstanding the fact that such Property has not achieved an Occupancy Rate of at least 80.0%. “Documentation Agents” has the meaning set forth in the introductory paragraph hereof. “Dollars” or “$” means the lawful currency of the United States of America. “EBITDA” means, with respect to a Person for any period and without duplication, the sum of (a) net income (loss) of such Person for such period determined on a consolidated basis excluding the following (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization; (ii) Interest Expense; (iii) income tax expense and franchise tax expense; (iv) extraordinary or nonrecurring items, including without limitation, gains and losses from the sale of operating Properties; (v) equity in net income (loss) of its Unconsolidated Affiliates and Qualified Entities; and (vi) non-cash expenses related to mark to market exposure under Derivatives Contracts; plus (b) such Person’s Ownership Share of EBITDA of its Unconsolidated Affiliates and Qualified Entities. EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to FASB ASC 805. For purposes of this definition, nonrecurring items shall be deemed to include (x) gains and losses on early extinguishment of Indebtedness, (y) non-cash severance and other non-cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (i) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (ii) any Defaulting Lender or any of its Subsidiaries, or any Person who upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (ii). “Eligible Development Property” means any Development Property that (a) meets all requirements for an Eligible Property other than the requirements set forth in clauses (d), (e), (f) and (h) of the definition of Eligible Property; (b) such Property is not subject to any Lien other than Permitted Liens; and (c) such Property is free of all title defects, environmental conditions or other adverse matters 12 14323021v114323021v6 except for defects, conditions or matters which are not individually or collectively material to the development and future profitable operation of such Property. “Eligible Property” means a Property which satisfies all of the following requirements: (a) such Property is owned in fee simple, or leased under a Ground Lease, by the Borrower, a Wholly Owned Subsidiary of the Borrower or a Qualified Entity; (b) such Property is located (x) in a State of the United States of America, in the District of Columbia, in Puerto Rico or in Canada or (y) in the countries of United Kingdom, Ireland, Germany, France, Spain, Italy, Netherlands, Belgium, Switzerland or Luxembourg; provided that the Properties qualifying as Eligible Properties pursuant to this clause (b)(y) shall not exceed 25% of Total Unencumbered Eligible Property Value; (c) regardless of whether such Property is owned by the Borrower, a Subsidiary of the Borrower or a Qualified Entity, the Borrower has the right directly, or indirectly through a Subsidiary of the Borrower, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower, such Subsidiary or such Qualified Entity, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property; (d) no tenant of such Property is (i) subject to any proceeding under Debtor Relief Laws or (ii) more than 60 days past due on any rental obligation to the Borrower, any of its Subsidiaries or any Qualified Entity in respect of such Property; (e) such Property shall be leased to a tenant pursuant to a net lease; (f) such Property is (i) not a Development Property and (ii) has been developed for (x) retail, industrial, healthcare, restaurant, manufacturing, distribution or office use, or (y) other use permitted under Parent’s internally approved property selection investment criteria; provided that Properties qualifying as an Eligible Property pursuant to this clause (f)(ii)(y) shall not exceed 10% of Total Unencumbered Eligible Property Value; (g) neither such Property, nor if such Property is owned by a Wholly Owned Subsidiary of the Borrower or a Qualified Entity, any of the Borrower’s direct or indirect ownership interest in such Wholly Owned Subsidiary or such Qualified Entity, is subject to (i) any Lien other than Permitted Liens (other than Permitted Liens described under clauses (f) – (j) of the definition thereof) or (ii) any Negative Pledge other than a Permitted Negative Pledge; and (h) such Property is free of all structural defects, title defects, environmental conditions or other adverse matters except for defects, conditions or matters which are not individually or collectively material to the profitable operation of such Property. “Environmental Laws” means any Applicable Law relating to environmental protection or the manufacture, storage, remediation, disposal or clean-up of Hazardous Materials including, without limitation, the following: Clean Air Act, 42 U.S.C. § 7401 et seq.; Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; National Environmental Policy Act, 42 U.S.C. § 4321 et seq.; regulations of the Environmental Protection Agency, any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials, and any analogous or comparable state or local laws, regulations or ordinances that concern Hazardous Materials or protection of the environment. “Equity Forward Contract” means a forward equity contract entered into by the Parent and a Person that is not a Subsidiary of the Parent with respect to common Equity Interests of the Parent. “Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust 13 14323021v114323021v6 interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as in effect from time to time. “ERISA Event” means, with respect to the ERISA Group, (a) any “reportable event” as defined in Section 4043 of ERISA with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the withdrawal of a member of the ERISA Group from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the incurrence by a member of the ERISA Group of any liability with respect to the withdrawal or partial withdrawal from any Multiemployer Plan; (d) the incurrence by any member of the ERISA Group of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (e) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC; (f) the failure by any member of the ERISA Group to make when due required contributions to a Multiemployer Plan or Plan unless such failure is cured within 30 days or the filing pursuant to Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard; (g) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan or the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the receipt by any member of the ERISA Group of any notice or the receipt by any Multiemployer Plan from any member of the ERISA Group of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent (within the meaning of Section 4245 of ERISA), in reorganization (within the meaning of Section 4241 of ERISA), or in “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the ERISA Group or the imposition of any Lien in favor of the PBGC under Title IV of ERISA; or (j) a determination that a Plan is, or is reasonably expected to be, in “at risk” status (within the meaning of Section 430 of the Internal Revenue Code or Section 303 of ERISA). “ERISA Group” means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control, which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” means any of the events specified in Section 11.1, provided that any requirement for notice or lapse of time or any other condition has been satisfied. “Exchange Act” has the meaning given that term in Section 11.1(l)(i). “Excluded Subsidiary” means any Subsidiary (a) holding title to assets that are or are to become collateral for any Secured Indebtedness that is Nonrecourse Indebtedness of such Subsidiary and (b) that is prohibited from Guarantying the Indebtedness of any other Person pursuant to (i) any document, instrument, or agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s 14 14323021v114323021v6 organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Recipient, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to an Applicable Law in effect on the date on which (i) such Recipient acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.6) or (ii) such Recipient (if such Recipient is a Lender) changes its lending office, except in each case to the extent that, pursuant to Section 3.10, amounts with respect to such Taxes were payable either to such Recipient’s assignor immediately before such Recipient became a party hereto or to such Recipient immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.10(g) and (d) any Taxes imposed under FATCA. “Existing Credit Agreement” means that certain Revolving Credit and Term Loan Agreement dated as of January 28, 2022, by and among the Borrower, the Parent, the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent and the other parties thereto, which Existing Credit Agreement has been amended, restated and/or consolidated with the Existing Term Loan Agreement pursuant to the Amended and Restated Revolving Credit and Term Loan Agreement effective on or about the First Amendment Effective Date. “Existing M&T Credit Agreement” means that certain Revolving Credit and Term Loan Agreement dated as of June 23, 2017, by and among the Borrower, the Parent, the lenders party thereto, Manufacturers and Traders Trust Company, as administrative agent and the other parties thereto, which Existing M&T Credit Agreement has been repaid and/or terminated effective as of the Closing Date. “Existing Term Loan Agreement” means the Term Loan Agreement dated as of February 27, 2019 by and among the Borrower, the Parent, Capital One, National Association, as administrative agent, and the lenders party thereto, which Existing Term Loan Agreement has been repaid, terminated and/or consolidated with the Existing Credit Agreement pursuant to the Amended and Restated Revolving Credit and Term Loan Agreement effective on or about the First Amendment Effective Date. “Extension Request” has the meaning assigned to such term in Section 2.17. “Facility” means the Term Loan I Facility, the Term Loan II Facility, or any New Term Loan Facility, and “Facilities” means a collective reference to the Term Loan I Facility, the Term Loan II Facility and each New Term Loan Facility (if any). “Facility Increase” has the meaning assigned to such term in Section 2.16. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and 15 14323021v114323021v6 any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any intergovernmental agreement between a non-U.S. jurisdiction and the United States of America with respect to the foregoing and any law, regulation or practice adopted pursuant to any such intergovernmental agreement. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that if the Federal Funds Effective Rate as so determined would be less than the Floor, such rate shall be deemed to be the Floor for the purposes of this Agreement. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Fee Letters” means, collectively, (a) the Regions Fee Letter, and (b) each other fee letter between the Borrower and any Joint Lead Arranger dated on or prior to the Closing Date relating to certain fees payable to such Joint Lead Arranger in its capacity as such., (c) the Regions Second Amendment Fee Letter, and (d) each other fee letter between the Borrower and any Joint Lead Arranger dated on or prior to the Second Amendment Effective Date relating to certain fees payable to such Joint Lead Arranger in its capacity as such. “Fees” means the fees and commissions provided for or referred to in Section 3.5 and any other fees payable by the Borrower hereunder, under the Fee Letters, or under any other Loan Document. “Financial Officer” means with respect to the Parent, the Borrower or any Subsidiary, the chief executive officer, the chief financial officer, the chief accounting officer, and the chief operating officer, if any, of the Parent, the Borrower or such Subsidiary. “First Amendment” means that certain First Amendment to Term Loan Credit Agreement dated as of February 28, 2025, by and among the Borrower, the Parent, the Lenders party thereto and the Administrative Agent. “First Amendment Effective Date” means February 28, 2025. “First Extended Term Loan I Maturity Date” has the meaning assigned to such term in Section 2.17. “Fitch” means Fitch, Inc. and its successors. “Fixed Charges” means, with respect to a Person and for a given period, the sum, without duplication, of (a) the Interest Expense of such Person for such period, plus (b) the aggregate of all scheduled principal payments on Indebtedness made by such Person (including the Ownership Shares of such payments made by any Unconsolidated Affiliate or Qualified Entity of such Person) during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness), plus (c) the aggregate of all Preferred Dividends paid or accrued by such Person (including the Ownership Share of such dividends paid or accrued by any Unconsolidated Affiliate or Qualified Entity of such Person) on any Preferred Equity during such period. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) 16 14323021v114323021v6 with respect to the Adjusted Term SOFR Rate, the Federal Funds Effective Rate, the NYFRB Rate or the Adjusted Daily Simple RFR, as applicable. For the avoidance of doubt, the initial Floor for each of the Adjusted Term SOFR Rate, the Federal Funds Effective Rate, the NYFRB Rate and the Adjusted Daily Simple RFR shall be 0%. “Foreign Lender” means any Lender that is a resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “GAAP” means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (including Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification”) or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States of America, which are applicable to the circumstances as of the date of determination. “Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities. “Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank, any supra-national bodies such as the European Union or the European Central Bank, or any comparable authority) or any arbitrator with authority to bind a party at law. “Ground Lease” means a ground lease containing the following terms and conditions: (a) a remaining term (inclusive of any unexercised extension options) of 25 years or more from the First Amendment Effective Date; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease. “Guarantor” means any Person that is a party to the Guaranty as a “Guarantor” and shall in any event include the Parent. “Guaranty”, “Guaranteed” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the 17 14323021v114323021v6 practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person’s obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. As the context requires, “Guaranty” shall also mean the guaranty executed and delivered pursuant to Section 6.1 or Section 8.12 and substantially in the form of Exhibit C. “Hazardous Materials” means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as “hazardous substances”, “hazardous materials”, “hazardous wastes”, “toxic substances” or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, “TCLP toxicity”, or “EP toxicity”; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; (d) asbestos in any form; (e) toxic mold; and (f) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million. “Increased Amount Date” has the meaning assigned to such term in Section 2.16. “Incremental Commitments” has the meaning assigned to such term in Section 2.16. “Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed or for the deferred purchase price of property or services (excluding trade debt incurred in the ordinary course of business); (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or for services rendered; (c) Capitalized Lease Obligations of such Person; (d) all reimbursement obligations (contingent or otherwise) of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Off-Balance Sheet Obligations of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) all obligations of such Person which would be included as a liability on the balance sheet of such Person in accordance with GAAP in respect of any purchase obligation (but excluding obligations to purchase real estate entered into in the ordinary course of business), repurchase obligation, takeout commitment (but excluding commitments to fund construction or purchase real estate upon completion of construction in the ordinary course of business) or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)); (h) net obligations under any Derivative Contract not entered into as a hedge against interest rate risk in respect of existing Indebtedness (which 18 14323021v114323021v6 shall be deemed to have an amount equal to the Derivatives Termination Value thereof at such time but in no event shall be less than zero); and (i) all Indebtedness of other Persons which such Person has Guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar exceptions to non-recourse liability and contingent guarantees the conditions for which have not accrued) or (j) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; and (k) such Person’s Ownership Share of the Indebtedness of any Unconsolidated Affiliate or Qualified Entity of such Person. Indebtedness of any Person shall include Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer to the extent of such Person’s Ownership Share of such partnership or joint venture (except if such Indebtedness, or portion thereof, is recourse to such Person, in which case the greater of such Person’s Ownership Share of such Indebtedness or the amount of the recourse portion of the Indebtedness, shall be included as Indebtedness of such Person). “Indemnifiable Amount” has the meaning given that term in Section 12.6. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Parent, the Borrower or any other Loan Party under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes. “Indemnitee” has the meaning given that term in Section 13.10(a). “Information” has the meaning given that term in Section 13.9. “Initial Term Loan I Maturity Date” means February 16, 2029. “Intellectual Property” has the meaning given that term in Section 7.1(s). “Interest Expense” means, with respect to a Person and for any period, (a) all paid, accrued or capitalized interest expense (including, without limitation, capitalized interest expense (other than capitalized interest funded from a construction loan interest reserve account held by another lender and not included in the calculation of cash for balance sheet reporting purposes) and interest expense attributable to Capitalized Lease Obligations) of such Person and in any event shall include all letter of credit fees and all interest expense with respect to any Indebtedness in respect of which such Person is wholly or partially liable whether pursuant to any repayment, interest carry, performance guarantee or otherwise, plus (b) to the extent not already included in the foregoing clause (a), such Person’s Ownership Share of all paid, accrued or capitalized interest expense for such period of Unconsolidated Affiliates and Qualified Entities of such Person. “Interest Payment Date” means (a) with respect to any Base Rate Loan, the last day of each March, June, September and December, (b) with respect to any RFR Loan, the fifth (5th) Business Day of each calendar month for interest accrued during the preceding month, and (c) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period. 19 14323021v114323021v6

“Interest Period” means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan), as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 5.2 shall be available for specification in any applicable Notice of Borrowing, Notice of Conversion or Notice of Continuation. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made, and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. “Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any binding commitment to make an Investment in any other Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “Joint Lead Arrangers” has the meaning set forth in the introductory paragraph hereof. “Lender” means each financial institution from time to time party hereto as a “Lender”, together with its respective permitted successors and permitted assigns. “Lender-Related Person” has the meaning given that term in Section 13.10(b). “Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption, or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time. “Level” has the meaning given that term in the definition of the term “Applicable Margin.” “Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “Lien” as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, assignment of leases and rents, pledge, lien, hypothecation, assignment, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such 20 14323021v114323021v6

Person, or upon the income, rents or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) the filing of any financing statement under the UCC or its equivalent in any jurisdiction, other than any unauthorized filing or precautionary filing not otherwise constituting or giving rise to a Lien, including a financing statement filed (i) in respect of a lease not constituting a Capitalized Lease Obligation pursuant to Section 9-505 (or a successor provision) of the UCC or its equivalent as in effect in an applicable jurisdiction or (ii) in connection with a sale or other disposition of accounts or other assets not prohibited by this Agreement in a transaction not otherwise constituting or giving rise to a Lien. “Loan” means any Term I Loan, any Term II Loan, or any New Term Loan, and “Loans” means the Term I Loans, the Term II Loans and the New Term Loans (if any). “Loan Document” means this Agreement, each Note, the Guaranty, the Fee Letters and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement, including any amendments, modifications or supplements thereto or waivers thereof. “Loan Party” means each of the Borrower, the Parent and any other Guarantor. Schedule 1.1 sets forth the Loan Parties in addition to the Borrower as of the Closing Date. “Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests), in the case of each of clauses (a) through (c) each case on or prior to the latest maturity date for any Class of Loans. “Material Acquisition” means any acquisition (whether by direct purchase, merger or other transaction and whether in one or more related transactions) by the Borrower or any Subsidiary in which the purchase price of the assets acquired exceeds 10.0% of the Total Market Value of the Parent, the Borrower and its other Subsidiaries determined under GAAP as of the last day of the most recently ending fiscal quarter of the Borrower for which financial statements are publicly available. “Material Adverse Effect” means a materially adverse effect on (a) the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Parent and its Subsidiaries taken as a whole, (b) the ability of the Parent, the Borrower or any other Loan Party, taken as a whole, to perform their obligations under the Loan Documents, (c) the validity or enforceability of any of this Agreement, the Guaranty or any other material Loan Document or (d) the rights and remedies of the Lenders and the Administrative Agent under any of the Loan Documents. “Material Contract” means any contract or other arrangement (other than Loan Documents), whether written or oral, to which the Borrower, any Subsidiary or any other Loan Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect. 21 14323021v114323021v6

“Material Indebtedness” has the meaning given such term in Section 11.1(d). “Maximum Increase Amount” has the meaning assigned to such term in Section 2.16. “Moody’s” means Moody’s Investors Service, Inc. and its successors. “Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness. “Mortgage Receivable” means a promissory note secured by a Mortgage of which the Parent, the Borrower or another Subsidiary is the holder and retains the rights of collection of all payments thereunder. “Multiemployer Plan” means at any time a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding six plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such six-year period. “Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge. “Net Operating Income” means, for any Property and for a given period, the sum of the following (without duplication and determined on a consistent basis with prior periods): (a) rents and other revenues received in the ordinary course from such Property (including proceeds from rent loss or business interruption insurance but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) minus (b) all expenses paid (excluding interest but including an appropriate accrual for property taxes and insurance) related to the ownership, operation or maintenance of such Property, including but not limited to, property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses minus (c) the actual property management fee paid during such period with respect to such Property. “New Commitments” has the meaning assigned to such term in Section 2.16(a)(i). “New Term Loan” has the meaning assigned to such term in Section 2.16(c)(ii)(A). “New Term Loan Commitments” has the meaning assigned to such term in Section 2.16(a)(ii). “New Term Loan Facility” means, at any time, the New Term Loan Commitments at such time and the New Term Loan made thereunder. “New Term Loan Lender” has the meaning assigned to such term in Section 2.16(a). 22 14323021v114323021v6

“New Term Loan Maturity Date” means, with respect to any Series of New Term Loans, the maturity date for such New Term Loans as set forth in the joinder or amendment to the Agreement for such New Term Loans in accordance with Section 2.16. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders, or all Lenders or all affected Lenders in a Facility, in accordance with the terms of Section 13.7 and (b) has been approved by the Requisite Lenders (or, to the extent applicable, the Required Term I Lenders, the Required Term II Lenders or the Required New Term Loan Lenders under any applicable New Term Loan Facility). “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Nonrecourse Indebtedness” means, with respect to a Person (a) Indebtedness in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to nonrecourse liability) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness and (b) if such Person is a Single Asset Entity, any Indebtedness of such Person. For the avoidance of doubt, the parties confirm that Indebtedness of a Subsidiary that constitutes Nonrecourse Indebtedness shall not be considered to be Nonrecourse Indebtedness to the extent such Indebtedness is Guaranteed by the Parent or another Subsidiary of the Parent that is not an Excluded Subsidiary (except for any Guarantee of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to nonrecourse liability). “Note” means a Term I Note or a Term II Note, as the context may require; collectively, the Term I Notes and the Term II Notes may be referred to as the “Notes.” “Notice of Borrowing” means a notice in the form of Exhibit H (or such other form reasonably acceptable to the Administrative Agent) to be delivered to the Administrative Agent pursuant to Section 2.1(b) evidencing the Borrower’s request for the borrowing of Loans. “Notice of Continuation” means a notice substantially in the form of Exhibit D (or such other form reasonably acceptable to the Administrative Agent) to be delivered to the Administrative Agent pursuant to Section 2.9 evidencing the Borrower’s request for the Continuation of a Term Benchmark Loan. “Notice of Conversion” means a notice substantially in the form of Exhibit E (or such other form reasonably acceptable to the Administrative Agent) to be delivered to the Administrative Agent pursuant to Section 2.10 evidencing the Borrower’s request for the Conversion of a Loan from one Type to another Type. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided, that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so 23 14323021v114323021v6 determined be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans; and (b) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower and the other Loan Parties owing to the Administrative Agent or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note. “Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) net rentable square footage of such Property actually occupied by non-Affiliate tenants paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, pursuant to binding leases as to which no monetary default has occurred and has continued unremedied for 30 or more days to (b) the aggregate net rentable square footage of such Property. For purposes of this definition, (a) a tenant shall be deemed to actually occupy a Property notwithstanding a temporary cessation of operations for renovations, repairs or other temporary reason and (b) a tenant shall be deemed to actually occupy a Property if it is a build to suit Property that has received a certificate of occupancy (or its equivalent) and such tenant’s rental obligations have commenced. “Off-Balance Sheet Obligation” means liabilities and obligations of the Parent, the Borrower or any Subsidiary in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) which the Parent would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Parent’s report on Form 10 Q or Form 10 K (or their equivalents) which the Parent is required to file with the SEC. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.6). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation as of the First Amendment Effective Date, and as codified at 31 C.F.R. § 850.101 et seq. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking 24 14323021v114323021v6 offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Overnight Rate” means, for any day, the NYFRB Rate. “Ownership Share” means, with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary), any Unconsolidated Affiliate or any Qualified Entity of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary, Unconsolidated Affiliate or Qualified Entity or (b) such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary, Unconsolidated Affiliate or Qualified Entity determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary, Unconsolidated Affiliate or Qualified Entity. “Parent” has the meaning set forth in the introductory paragraph hereof and shall include the Parent’s successors and permitted assigns. “Participant” has the meaning given that term in Section 13.6(d). “Participant Register” has the meaning given that term in Section 13.6(d). “Patriot Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)). “Payment” has the meaning assigned to it in Section 12.5(c)(i). “Payment Notice” has the meaning assigned to it in Section 12.5(c)(ii). “PBGC” means the Pension Benefit Guaranty Corporation and any successor agency. “Permitted Convertible Indebtedness” means convertible debt securities of the Borrower or the Parent (a) that are unsecured, (b) that do not have the benefit of any Guarantee of any Subsidiary, (c) that are not subject to any sinking fund or any prepayment, redemption or repurchase requirements, whether scheduled, triggered by specified events or at the option of the holders thereof (it being understood that none of (i) a customary “change in control” or “fundamental change” put, (ii) a right to convert such securities into common stock of the Parent, cash or a combination thereof or (iii) an acceleration upon an event of default will be deemed to constitute such a sinking fund or prepayment, redemption or repurchase requirement), (d) that have the benefit of covenants and events of default customary for comparable convertible securities (as determined by the Borrower in good faith), and (e) that are settled upon conversion by the holders thereof in cash or shares of common stock of the Parent or any combination thereof (including convertible securities that require payment of the principal thereof in cash upon a conversion). “Permitted Convertible Indebtedness Hedging Agreement” means (a) a Derivatives Contract pursuant to which the Borrower or the Parent acquires a call or a capped call option requiring the counterparty thereto to deliver to the Borrower or the Parent common stock of the Parent, the cash value of such shares or a combination thereof from time to time upon exercise of such option and (b) if entered into by the Borrower or the Parent in connection with any Derivatives Contract described in clause (a) 25 14323021v114323021v6 above, a Derivatives Contract pursuant to which the Borrower or the Parent issues to the counterparty thereto warrants to acquire common stock of the Parent (or a substantively equivalent derivative transaction) in each case, entered into by the Borrower or the Parent in connection with, and prior to or concurrently with, the issuance of any Permitted Convertible Indebtedness. “Permitted Liens” means, with respect to any asset or property of a Person, (a)(i) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws) or property owner association of similar entity or (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens or claims arising in the ordinary course of business (including, without limitation, in connection with a Development Property) which are not overdue for a period of more than thirty (30) days, which, in the case of clauses (a)(i) and (a)(ii), are not at the time required to be paid or discharged under Section 8.6; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws; (c) Liens consisting of encumbrances in the nature of covenants, conditions, easements, zoning restrictions, rights of way, encroachments, variations, rights or restrictions on use, and similar encumbrances (and, with respect to leasehold interests (other than leasehold interests in Eligible Properties), mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under or asserted by a landlord or owner of leased property, with or without the consent of the lessee) on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or impair the intended use thereof in any material respects and such title defects which may constitute Liens and are expressly permitted to exist with respect to an Eligible Property in accordance with clause (h) of the definition thereof; (d) leases, subleases or non-exclusive licenses granted to others not materially interfering with the ordinary conduct of business of such Person and otherwise permitted by the terms hereof; (e) Liens in favor of the Administrative Agent for its benefit and the benefit of the Lenders; (f) Liens securing judgments not constituting an Event of Default under Section 11.1(h); (g) Liens on assets to secure the performance of bids, trade contracts, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (h) Liens arising solely by virtue of any statutory or common law provisions relating to banker’s liens, liens in favor of securities intermediaries, rights of setoff or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with depository institutions or securities intermediaries; (i) licenses and sublicenses of Intellectual Property granted in the ordinary course of business and not interfering in any material respect with the business of such Person; (j) Liens on insurance policies and proceeds thereof incurred in the ordinary course of business to secure premiums thereunder; and (k) other Liens on assets of the Loan Parties to the extent not otherwise included in paragraphs (a) through (j) of this definition securing Indebtedness or other obligations in an aggregate amount not to exceed $2,500,000 at any time outstanding. “Permitted Negative Pledge” means a Negative Pledge contained in any agreement that evidences Indebtedness that is not Secured Indebtedness which contains restrictions on encumbering assets that are substantially similar to, or no more restrictive than, those restrictions contained in the Loan Documents. “Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other nongovernmental entity, or any Governmental Authority. 26 14323021v114323021v6

“Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (b) has at any time within the preceding six years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group. “Post-Default Rate” means, (a) in respect of any principal of any Class of Loans, the rate otherwise applicable to such Class of Loans plus an additional two percent (2.0%) per annum, and (b) with respect to any other Obligation in respect of any Class of Loans, a rate per annum equal to the Base Rate then in effect plus the Applicable Margin for Base Rate Loans for such applicable Class of Loans plus two percent (2.0%), and (c) with respect to any other Obligations, to the extent such Obligations do not reasonably relate to a particular Class of Loans, a rate per annum equal to the Base Rate then in effect plus the Applicable Margin for Base Rate Loans for the Term Loan I Facility or the Term Loan II Facility, whichever is greater, plus two percent (2.0%). “Preferred Dividends” means, for any period and without duplication, all Restricted Payments paid during such period on Preferred Equity issued by the Borrower or a Subsidiary. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests, (b) paid or payable to the Borrower or a Subsidiary, or (c) constituting or resulting in the redemption of Preferred Equity, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full. “Preferred Equity” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both. “Prepayment Premium” has the meaning assigned to it in Section 2.8(a)(ii). “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Principal Office” means the office of the Administrative Agent located at Regions Bank, 1180 West Peachtree Street NW, Suite 1400, Atlanta, GA 30309, Attention: Syndicate Services, or any other subsequent office that the Administrative Agent shall have specified as the Principal Office by written notice to the Borrower and the Lenders. “Pro Rata Share” means, as to each Lender, the ratio, expressed as a percentage of (a) in respect of the Term Loan I Facility, with respect to any Term I Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Loan I Facility represented by (i) at any time prior to the Closing Date, such Term I Lender’s Term I Commitment at such time, and (ii) thereafter, the principal amount of such Term I Lender’s Term I Loans at such time, and (b) in respect of the Term Loan II Facility, with respect to any Term II Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Loan II Facility represented by (i) at any time prior to the Closing Date, such Term II Lender’s Term II Commitment at such time, and (ii) thereafter, the principal amount of such Term II Lender’s 27 14323021v114323021v6

Term II Loans at such time. If at the time of determination the Commitments have terminated and there are no outstanding Loans under the applicable Facility, then the Pro Rata Shares of the applicable Lenders under such Facility shall be determined as of the most recent date on which any Loans were outstanding. The initial Pro Rata Share of each Lender in respect of each Facility as of the Closing Date is set forth opposite the name of such Lender on Schedule I. “Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction. “Property” means a parcel (or group of related parcels) of real property owned or leased by the Borrower, any Subsidiary or any Unconsolidated Affiliate or any Qualified Entity. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to it in Section 13.22. “Qualified Entity” means (i) any Person in which the Borrower or any Wholly Owned Subsidiary (a) has a Preferred Equity investment and owns, directly or indirectly, all of the Preferred Equity in such Person and more than 50% of the economic Equity Interests in such Person, (b) controls all major decisions of such Person (including, without limitation, decisions to sell or encumber property) and (c) otherwise Controls such Person, or (ii) any Subsidiary of the Borrower (a) in which the Borrower owns at least 90% of the economic Equity Interests of such Subsidiary, (b) for which the Borrower has control over all major decisions of such Subsidiary (including, without limitation, decisions to sell (subject to any customary buy-sell, right of first offer or right of first refusal provisions in favor of the minority equity holder) or encumber any Property owned by such Subsidiary) and (c) in which the Borrower possesses ordinary voting power to elect a majority of the board of directors, or other persons performing similar functions, of such Subsidiary. No Qualified Entity may incur, acquire or suffer to exist any Indebtedness that is not Nonrecourse Indebtedness, and its equity interests shall not be owned directly or indirectly by another entity which has incurred, acquired or suffered to exist any Indebtedness that is not Nonrecourse Indebtedness unless such parent entity becomes a Guarantor. “Qualified Plan” means a Benefit Arrangement that is intended to be tax-qualified under Section 401(a) of the Internal Revenue Code. “Rating Agency” means S&P, Moody’s or Fitch. “RCM” means Regions Capital Markets, a division of Regions Bank, and its successors and assigns. “Recipient” means (a) the Administrative Agent, and (b) any Lender, as applicable. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two Business Days preceding the date of such setting, (2) if the RFR for such Benchmark is Daily Simple SOFR, 5:00 a.m. (Chicago time) on the day that is five RFR Business Days preceding the date of such setting, or (3) if such Benchmark is not Term SOFR Rate (or if the RFR for such Benchmark is not Daily Simple SOFR, 28 14323021v114323021v6

as applicable), the time determined by the Administrative Agent in its reasonable discretion in consultation with the Borrower. “Regions Bank” means Regions Bank, an Alabama banking corporation, and its successors and assigns. “Regions Fee Letter” means that certain fee letter dated as of July 15, 2022, by and among the Borrower, Regions Bank and RCM. “Regions Second Amendment Fee Letter” means that certain engagement and fee letter dated as of October 30, 2025, by and among the Borrower, Regions Bank and RCM. “Register” has the meaning given that term in Section 13.6(c). “Regulatory Authority” has the meaning given that term in Section 13.9. “Regulatory Change” means the occurrence after the date of this Agreement of (a) the adoption of or taking effect of any Applicable Law, (b) any change in any Applicable Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or (c) compliance by any Lender (or, for purposes of Section 5.1(a), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to be a “Regulatory Change,” regardless of the date enacted, adopted, issued or implemented. “REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Internal Revenue Code. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, shareholders, directors, officers, employees, agents, counsel, other advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means, with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Federal Reserve Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. “Relevant Rate” means (i) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate, or (ii) with respect to any RFR Borrowing, the applicable Adjusted Daily Simple RFR. “Relevant Screen Rate” means, with respect to any Term Benchmark Borrowing, the Term SOFR Reference Rate. “Required New Term Loan Lenders” means (a) as of any date of determination in respect of the applicable New Term Loan Facility, New Term Loan Lenders under such New Term Loan Facility having at least 50.1% of the aggregate amount of the New Term Loan Commitments of all New Term 29 14323021v114323021v6

Loan Lenders under such New Term Loan Facility, or (b) New Term Loan Lenders having at least 50.1% of the principal amount of the aggregate outstanding New Term Loans under such New Term Loan Facility; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded; and (ii) at all times when two or more New Term Loan Lenders (excluding Defaulting Lenders) under such New Term Loan Facility are party to this Agreement, the term “Required New Term Loan Lenders” shall in no event mean less than two New Term Loan Lenders under such New Term Loan Facility. “Required Term I Lenders” means (a) as of any date of determination prior to the Closing Date in respect of the Term Loan I Facility, Term I Lenders having at least 50.1% of the aggregate amount of the Term I Commitments of all Term I Lenders and (b) thereafter, Term I Lenders having at least 50.1% of the principal amount of the aggregate outstanding Term I Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded; and (ii) at all times when two or more Term I Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Required Term I Lenders” shall in no event mean less than two Term I Lenders. “Required Term II Lenders” means (a) as of any date of determination prior to the Closing Date in respect of the Term Loan II Facility, Term II Lenders having at least 50.1% of the aggregate amount of the Term II Commitments of all Term II Lenders and (b) thereafter, Term II Lenders having at least 50.1% of the principal amount of the aggregate outstanding Term II Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded; and (ii) at all times when two or more Term II Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Required Term II Lenders” shall in no event mean less than two Term II Lenders. “Requisite Facility Lenders” means, as applicable, (i) the Required Term I Lenders, (ii) the Required Term II Lenders or (iii) the Required New Term Loan Lenders under any applicable New Term Loan Facility. “Requisite Lenders” means, (a) as of any date of determination prior to the Closing Date, Lenders having at least 50.1% of the aggregate amount of the Commitments of all Lenders, and (b) thereafter, Lenders holding at least 50.1% of the principal amount of the aggregate outstanding Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, (ii) at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Lenders” shall in no event mean less than two Lenders, and (iii) at any time there are two or more Lenders (who are not Affiliates of one another or Defaulting Lenders), “Requisite Lenders” must include at least two Lenders (who are not Affiliates of one another). “ReserveReserves for Replacements” means, for any period and with respect to any Property, an amount equal to (a) the aggregate square footage of all completed space of such Property times (b) $0.10 times (c) the number of days in such period divided by (d) 365. If the term ReserveReserves for Replacements is used without reference to any specific Property, then it shall be determined on an aggregate basis with respect to all Properties and the applicable Ownership Shares of all real property of all Unconsolidated Affiliates and Qualified Entities. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. 30 14323021v114323021v6

“Responsible Officer” means with respect to the Parent, the Borrower or any Subsidiary, the chief executive officer, and the chief financial officer of the Parent, the Borrower or such Subsidiary. “Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any Equity Interest of the Parent, the Borrower or any of their respective Subsidiaries now or hereafter outstanding, except a dividend or other distribution payable solely in Equity Interests of that class of Equity Interests to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of the Parent, the Borrower or any of their respective Subsidiaries now or hereafter outstanding; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Parent, the Borrower or any of their respective Subsidiaries now or hereafter outstanding. “Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto. “RFR” means, for any RFR Loan, Daily Simple SOFR. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Business Day” means a U.S. Government Securities Business Day. “RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR”. “RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple RFR. “S&P” means Standard & Poor’sS&P Global Ratings Services, a Standard & Poor’s Financial Services LLC, a business of S&P Global Inc., or any successor. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreementas of the Second Amendment Effective Date, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, and North Korea and Syria). “Sanctioned Person” means, at any time, any Person subject or target of any Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the U.S. government, including by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce, the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) (including, without limitation for purposes of defining a Sanctioned Person, as ownership or control may be defined and/or established by any applicable laws, rules, resolutions or orders), or (d) an agency of the government of a Sanctioned Country. “Sanctions” means all economic or financial sanctions, trade embargoes or similar restrictions imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority. 31 14323021v114323021v6

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Second Amendment Effective Date” means December 16, 2025. “Second Extended Term Loan I Maturity Date” has the meaning assigned to it in Section 2.17. “Secured Indebtedness” means, with respect to a Person as of a given date, the aggregate principal amount of all Indebtedness of such Person outstanding on such date that is secured in any manner by any Lien on any property and, in the case of the Borrower, shall include (without duplication) the Borrower’s Ownership Share of the Secured Indebtedness of any of its Unconsolidated Affiliates and Qualified Entities. “Securities Act” means the Securities Act of 1933, as amended from time to time, together with all rules and regulations issued thereunder. “Series” has the meaning assigned to it in Section 2.16(c)(ii)(B). “Single Asset Entity” means a Subsidiary that (a) only owns a single Property or group of related Properties; (b) is engaged only in the business of owning, developing and/or leasing such Property or Properties; and (c) receives substantially all of its gross revenues from such Property or Properties. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Solvent” means, when used with respect to any Person (or group of Persons), that (a) the fair value and the fair salable value of its (or their) assets (excluding any Indebtedness due from any Affiliate of such Person) are each in excess of the fair valuation of its (or their) total liabilities (including all contingent liabilities computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that could reasonably be expected to become an actual and matured liability); (b) such Person is (or group of Persons are) able to pay its (or their) debts or other obligations in the ordinary course as they mature; and (c) such Person (or group of Persons) has capital not unreasonably small to carry on its (or their) business and all business in which it proposes (or they propose) to be engaged. “Subsidiary” means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the 32 14323021v114323021v6 occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP. “Super-Majority Lenders” means Lenders comprising the Super-Majority Term I Lenders and the Super-Majority Term II Lenders. “Super-Majority New Term Loan Lenders” means as of any date of determination in respect of any applicable New Term Loan Facility, New Term Loan Lenders having at least 66 2/3% of the aggregate amount of the New Term Loan Commitments of all New Term Loan Lenders under such New Term Loan Facility, or New Term Loan Lenders having at least 66 2/3% of the principal amount of the aggregate outstanding New Term Loans under such New Term Loan Facility; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded; and (ii) at all times when two or more New Term Loan Lenders (excluding Defaulting Lenders) under such New Term Loan Facility are party to this Agreement, the term “Super-Majority Term I Lenders” shall in no event mean less than two New Term Loan Lenders under such New Term Loan Facility. “Super-Majority Term I Lenders” means (a) as of any date of determination prior to the Closing Date in respect of the Term Loan I Facility, Term I Lenders having at least 66 2/3% of the aggregate amount of the Term I Commitments of all Term I Lenders and (b) thereafter, Term I Lenders having at least 66 2/3% of the principal amount of the aggregate outstanding Term I Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded; and (ii) at all times when two or more Term I Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Super-Majority Term I Lenders” shall in no event mean less than two Term I Lenders. “Super-Majority Term II Lenders” means (a) as of any date of determination prior to the Closing Date in respect of the Term Loan II Facility, Term II Lenders having at least 66 2/3% of the aggregate amount of the Term II Commitments of all Term II Lenders and (b) thereafter, Term II Lenders having at least 66 2/3% of the principal amount of the aggregate outstanding Term II Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded; and (ii) at all times when two or more Term II Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Super-Majority Term II Lenders” shall in no event mean less than two Term II Lenders. “Supported QFC” has the meaning assigned to it in Section 13.22. “Syndication Agents” has the meaning set forth in the introductory paragraph hereof. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other similar charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Tenant Lease” means any lease entered into by the Borrower, any Loan Party or any Subsidiary with respect to any portion of a Property. 33 14323021v114323021v6

“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate. “Term I Borrowing” means a borrowing consisting of simultaneous Term I Loans of the same Type. “Term I Commitment” means, as to each Term I Lender, its obligation to make Term I Loans to the Borrower pursuant to Section 2.1 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term I Lender’s name on Schedule I under the caption “Term I Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term I Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Term I Lender” means (a) at any time prior to the Closing Date in respect of the Term Loan I Facility, any Lender that has a Term I Commitment and (b) thereafter, any Lender that holds a Term I Loan at such time. “Term I Loan” means an advance made by a Term I Lender under the Term Loan I Facility. “Term I Note” means a promissory note made by the Borrower in favor of a Term I Lender evidencing Term I Loans made by such Term I Lender, substantially in the form of Exhibit F-1. “Term II Borrowing” means a borrowing consisting of simultaneous Term II Loans of the same Type. “Term II Commitment” means, as to each Term II Lender, its obligation to make Term II Loans to the Borrower pursuant to Section 2.1 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term II Lender’s name on Schedule I under the caption “Term II Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term II Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Term II Lender” means (a) at any time prior to the Closing Date in respect of the Term Loan II Facility, any Lender that has a Term II Commitment or holds a Term II Loan at such time and (b) thereafter, any Lender that holds a Term II Loan at such time. “Term II Loan” means an advance made by a Term II Lender under the Term Loan II Facility. “Term II Note” means a promissory note made by the Borrower in favor of a Term II Lender evidencing Term II Loans made by such Term II Lender, substantially in the form of Exhibit F-2. “Term Loan I Facility” means (a) at any time prior to the Closing Date in respect of such Facility, the aggregate amount of the Term I Commitments at such time, and (b) thereafter, the aggregate amount of Term I Loans of all Term I Lenders outstanding at such time. On the Closing Date, the Term Loan I Facility is $300,000,000. “Term Loan I Maturity Date” means August 1, 2029the Initial Term Loan I Maturity Date, as such date may be (or has been) extended to the First Extended Term Loan I Maturity Date or the Second Extended Term Loan I Maturity Date, as applicable, in each case in accordance with Section 2.17; 34 14323021v114323021v6 provided, however, that if any such applicable date is not a Business Day, the Term Loan I Maturity Date shall be the next preceding Business Day. “Term Loan II Facility” means (a) at any time prior to the Closing Date in respect of such Facility, the aggregate amount of the Term II Commitments at such time, and (b) thereafter, the aggregate amount of Term II Loans of all Term II Lenders outstanding at such time. On the Closing Date, the Term Loan II Facility is $200,000,000. “Term Loan II Maturity Date” means August 1, 2027; provided, however, that if such date is not a Business Day, the Term Loan II Maturity Date shall be the next preceding Business Day. “Term SOFR Adjustment” means 0.10% (10 basis points). “Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided that if the Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day. “Total Leverage Ratio” has the meaning given that term in Section 10.1(a). “Total Market Value” means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis: (a) in the case of Properties owned or leased by the Borrower or its Subsidiaries for the entire period of four consecutive fiscal quarters most recently ended, the Net Operating Income (calculated after giving effect to any contractual free rent periods (not to exceed twelve (12) months) by calculating annualized base rent based on the first month of contractual cash rent payments) for such Property for the fiscal quarter most recently ended multiplied by four (4) (or, if such Property was formerly a Development Property and has had an Occupancy Rate of 80% or more for less than four full fiscal quarters, the Net Operating Income (calculated after giving effect to any contractual free rent periods (not to exceed twelve (12) months) by calculating annualized base rent based on the first month of contractual cash rent payments) for the period during which the Occupancy Rate was 80% or more, annualized), divided by the Capitalization Rate; (b) in the case of Properties acquired during the period of four consecutive fiscal quarters most recently ended, the purchase price paid by the Parent, the Borrower or any of their respective Subsidiaries for such Property exclusive of (i) closing and other transaction costs and (ii) any amounts 35 14323021v114323021v6 paid by the Parent, the Borrower or such Subsidiary as a purchase price adjustment, to be held in escrow, to be retained as a contingency reserve, or other similar amounts; (c) the GAAP book value of all Mortgage Receivables, Development Property and unimproved real estate; (d) unrestricted cash, Cash Equivalents and Unrestricted 1031 Cash which would be included on the Parent’s consolidated balance sheet as of such date; provided that no such unrestricted cash and Cash Equivalents will be added to Total Market Value if such cash and Cash Equivalents have been deducted from Total Outstanding Indebtedness in the calculation of the Total Leverage Ratio pursuant to Section 10.1(a), (e) the aggregate positive amount of net cash proceeds that would be due to the Parent from all Equity Forward Contracts that have not yet settled as of such date, calculated as if such Equity Forward Contracts were settled by the Parent’s delivery of its common shares as of, and such net cash proceeds were actually received on, the last day of the then most recently ended fiscal quarter; provided that such calculation shall exclude each Equity Forward Contract, if any, with respect to which either (a) the Parent or the counterparty would not reasonably be expected, for any reason, to be able to fulfill its obligations thereunder or (b) the Parent no longer intends to issue shares sufficient to realize such proceeds, and (f) the GAAP book value of all other tangible assets of the Parent and its Subsidiaries; provided that, to the extent the amount of Total Market Value attributable to this clause (e) would exceed 5% of Total Market Value, such excess shall be excluded. The Parent’s Ownership Share of assets held by Unconsolidated Affiliates and Qualified Entities will be included in Total Market Value calculations consistent with the above described treatment for assets owned by the Parent and its Subsidiaries. For purposes of determining Total Market Value, Net Operating Income from Properties disposed of by the Parent, the Borrower or any of their respective Subsidiaries during the immediately preceding fiscal quarter of the Parent shall be excluded to the extent included in clause (a) above. For purposes of determining Total Market Value, to the extent the amount of Total Market Value attributable to (x) Qualified Entities, common stock, Preferred Equity and other Equity Interests in Persons (other than Wholly Owned Subsidiaries) would exceed 15.0% of Total Market Value, such excess shall be excluded, (y) Mortgage Receivables would exceed 10.0% of Total Market Value, such excess shall be excluded and (z) the aggregate value of GAAP book value for Development Properties, Mortgage Receivables, Qualified Entities, common stock, Preferred Equity and other Equity Interests in Persons (other than Wholly Owned Subsidiaries) and unimproved real estate (which shall not include any Development Property) would exceed 25.0% of Total Market Value, such excess shall be excluded. “Total Outstanding Indebtedness” means, as of a given date, the aggregate principal amount of all Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis. “Total Unencumbered Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis: (a) Total Unencumbered Eligible Property Value, (b) the GAAP book value of all Eligible Development Properties; provided that the amount under this clause (b) shall be limited to 15% of Total Unencumbered Asset Value, with any excess over such limit being excluded from Total Unencumbered Asset Value, (c) the aggregate positive amount of unrestricted net cash proceeds that would be due to the Parent from all Equity Forward Contracts that have not yet settled as of such date, calculated as if such Equity Forward Contracts were settled by the Parent’s delivery of its common shares as of, and such net cash proceeds were actually received on, the last day of the then most recently ended fiscal quarter; provided that such calculation shall exclude each Equity Forward Contract, if any, with respect to which either (i) the Parent or the counterparty would not reasonably be expected, for any reason, to be able to fulfill its obligations thereunder or (ii) the Parent no longer intends to issue shares sufficient to realize such proceeds; provided further that the amount under this clause (c) shall be limited to 7.5% of Total Unencumbered Asset Value, with any excess over such limit being excluded from Total Unencumbered Asset Value, and (d) unrestricted cash, Cash Equivalents and Unrestricted 1031 Cash which would be included on the Parent’s consolidated balance sheet as of such date; provided that no such unrestricted cash and Cash Equivalents will be added to Total Unencumbered Asset Value if such cash and Cash 36 14323021v114323021v6

Equivalents have been deducted from Total Unsecured Indebtedness in the calculation of the Unsecured Leverage Ratio pursuant to Section 10.1(g). The Parent’s Ownership Share of assets held by Qualified Entities will be included in Total Unencumbered Asset Value calculations consistent with the above-described treatment for assets owned by the Parent and its Subsidiaries; provided that for purposes of determining Total Unencumbered Asset Value, to the extent the amount of Total Unencumbered Asset Value attributable to Qualified Entities would exceed 10.0% of Total Unencumbered Asset Value, such excess shall be excluded. For purposes of determining Total Unencumbered Asset Value, Net Operating Income from Eligible Properties disposed of during the immediately preceding fiscal quarter of the Parent shall be excluded to the extent included in clause (a) above. “Total Unencumbered Eligible Property Value” means, with respect to Eligible Properties as of any measurement date, the sum (without duplication) of the following: (a) with respect to Eligible Properties which have been owned as of the measurement date for not less than four full consecutive calendar quarters, an amount equal to (i)(x) Net Operating Income (calculated after giving effect to any contractual free rent periods (not to exceed twelve (12) months) by calculating annualized base rent based on the first month of contractual cash rent payments) for all such Eligible Properties for the immediately preceding fiscal quarter multiplied by four (4) (or, if such Eligible Property was formerly a Development Property and has had an Occupancy Rate of 80% or more for less than four full fiscal quarters, the Net Operating Income (calculated after giving effect to any contractual free rent periods (not to exceed twelve (12) months) by calculating annualized base rent based on the first month of contractual cash rent payments) for the period during which the Occupancy Rate was 80% or more, annualized), as of the measurement date minus (y) Reserves for Replacements for such Eligible Properties to the extent any Tenant Lease thereof is not a Triple Net Lease divided by (ii) the Capitalization Rate; plus (b) with respect to Eligible Properties which have been owned for less than four full consecutive calendar quarters as of the measurement date, an amount equal to the purchase price paid by the Borrower or any of its Subsidiaries for such Property exclusive of (i) closing and other transaction costs and (ii) any amounts paid by the Borrower or such Subsidiary as a purchase price adjustment, to be held in escrow, to be retained as a contingency reserve, or other similar amounts. “Total Unsecured Indebtedness” means, as of a given date, the aggregate principal amount of all Indebtedness of the Parent and its Subsidiaries that is not Secured Indebtedness, determined on a consolidated basis; provided, however, that any Indebtedness that is secured only by a pledge of Equity Interests shall be deemed to be Indebtedness that is not Secured Indebtedness for purposes of calculating Total Unsecured Indebtedness. “Triple Net Lease” means a lease by a tenant of a Property under which the tenant is financially responsible for real estate taxes and assessments, repairs and maintenance (except for major roof and structural repairs and other customary exclusions for Triple Net Leases), insurance premiums, and other expenses relating to the operation of such Property. “Type” with respect to any Loan, refers to whether such Loan or portion thereof is a Term Benchmark Loan, an RFR Loan or a Base Rate Loan. “UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain 37 14323021v114323021v6 credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person. “Unencumbered Net Operating Income” means Net Operating Income for all Eligible Properties. “Unrestricted 1031 Cash” means the aggregate amount of cash of the Parent, the Borrower and each Subsidiary that is held in escrow in connection with the completion of “like-kind” exchanges being effected in accordance with Section 1031 of the Internal Revenue Code. “Unsecured Interest Expense” means, with respect to a Person and for any period, all Interest Expense of such Person for such period attributable to Total Unsecured Indebtedness of such Person. “Unsecured Leverage Ratio” has the meaning given such term in Section 10.1(g). “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means (i) for purposes of Sections 7.1(z) and 10.11 hereof, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States and (ii) for all other purposes, a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code. “U.S. Special Resolution Regime” has the meaning assigned to such term in Section 13.22. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.10(g)(ii)(B)(III). “Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than, in the case of a corporation, directors’ qualifying shares) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person. “Withdrawal Liability” means any liability as a result of a complete or partial withdrawal from a Multiemployer Plan as such terms are defined in Part I of Subtitle E of Title IV of ERISA. 38 14323021v114323021v6

“Withholding Agent” means (a) the Borrower, (b) any other Loan Party and (c) the Administrative Agent, as applicable. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2. General; References to Eastern Time. Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP as in effect from time to time; provided that, if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Requisite Lenders shall so request, the Administrative Agent, the Lenders, the Parent and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the appropriate Lenders pursuant to Section 13.6); provided further that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Parent shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein. To the extent that GAAP requires any fair value calculations or adjustments with respect to any swap or derivative transactions, the Borrower shall comply with such requirements. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) except as expressly provided otherwise in any Loan Document, shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent not prohibited hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Except as expressly provided otherwise in any Loan Document, any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, extended, restated, replaced or supplemented from time to time. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “or” has the inclusive meaning represented by the phrase “and/or”. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. 39 14323021v114323021v6

Unless explicitly set forth to the contrary, a reference to “Subsidiary” means a Subsidiary of the Parent or a Subsidiary of such Subsidiary and a reference to an “Affiliate” means a reference to an Affiliate of the Parent. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to Eastern time, daylight or standard, as applicable. Section 1.3. Financial Attributes of Non-Wholly Owned Subsidiaries. When determining compliance by the Parent with any financial covenant contained in any of the Loan Documents (a) only the Ownership Share of the Parent or the Borrower, as applicable, of the financial attributes of a Subsidiary that is not a Wholly Owned Subsidiary shall be included and (b) the Parent’s Ownership Share of the Borrower shall be deemed to be 100.0%. Section 1.4. Interest Rates; Benchmark Notification; Licensing. The interest rate on a Loan denominated in the Agreed Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 5.2(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. By agreeing to make, continue, convert or otherwise hold a Loan under this Agreement, each Lender is confirming it has all licenses, permits and approvals necessary for use of the Relevant Rates referred to herein and it will comply, preserve, renew and keep in full force and effect such licenses, permits and approvals. Section 1.5. [Reserved]. Section 1.6. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. 40 14323021v114323021v6

ARTICLE II. CREDIT FACILITY Section 2.1. Term Loans. (a) Making of Term Loans. Subject to the terms and conditions set forth in this Agreement, including without limitation, Section 2.15 and the following clauses (i) and (ii) of this Section 2.1(a), each Lender severally and not jointly agrees to make Loans in Dollars to the Borrower on the Closing Date, in an aggregate principal amount up to, but not exceeding the aggregate amount of such Lenders’ Commitments. Subject to Section 5.2, (x) each Borrowing shall be comprised of Base Rate Loans, Term Benchmark Loans or RFR Loans, as the Borrower may request in accordance herewith, (y) each Borrowing of Loans that are to be Base Rate Loans or RFR Loans shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000, and (z) each Borrowing of Term Benchmark Loans shall be in an aggregate minimum amount of $20,000,000. In addition, the Term I Borrowings and the Term II Borrowings shall be subject to the following: (i) each Term I Lender severally agrees to make a single loan to the Borrower on the Closing Date in an amount not to exceed such Term I Lender’s Term I Commitment. Each Term I Borrowing shall consist of Term I Loans made simultaneously by the Term I Lenders in accordance with each such Term I Lender’s respective Pro Rata Share of the Term Loan I Facility. Notwithstanding the foregoing, if the aggregate amount of Term I Commitments of the Term I Lenders as of the Closing Date is not drawn on the Closing Date, any remaining undrawn amount of the Term I Commitments shall automatically be cancelled. Amounts borrowed under this Section 2.1(a)(i) and repaid or prepaid may not be re-borrowed. Term I Loans may be Base Rate Loans, RFR Loans or Term Benchmark Loans, as further provided herein. (ii) each Term II Lender severally agrees to make a single loan to the Borrower on the Closing Date in an amount not to exceed such Term II Lender’s Term II Commitment. Each Term II Borrowing shall consist of Term II Loans made simultaneously by the Term II Lenders in accordance with each such Term II Lender’s respective Pro Rata Share of the Term Loan II Facility. Notwithstanding the foregoing, if the aggregate amount of Term II Commitments of the Term II Lenders as of the Closing Date is not drawn on the Closing Date, any remaining undrawn amount of the Term II Commitments shall automatically be cancelled. Amounts borrowed under this Section 2.1(a)(ii) and repaid or prepaid may not be re-borrowed. Term II Loans may be Base Rate Loans, RFR Loans or Term Benchmark Loans, as further provided herein. (b) Requests for Loans. Not later than 11:00 a.m. Eastern time (1) at least 1 Business Day prior to a borrowing of Loans that are to be Base Rate Loans, (2) on the Business Day of a borrowing of Loans that are to be RFR Loans, and (3) at least 3 Business Days prior to a borrowing of Loans that are to be Term Benchmark Loans, the Borrower shall deliver to the Administrative Agent a Notice of Borrowing. Each Notice of Borrowing shall specify the aggregate principal amount of the Loans of each Class to be borrowed, the date such Loans are to be borrowed (which must be a Business Day), the Type(s) of the requested Loans, and if such Loans are to be Term Benchmark Loans, the initial Interest Period for such Loans. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Base Rate Loan Borrowing. If no Interest Period is specified with respect to any Term Benchmark Loan Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Each Notice of Borrowing shall be irrevocable once given and binding on the Borrower. Upon receipt of a Notice of Borrowing the Administrative Agent shall promptly notify each Lender. (c) Funding of Loans. Promptly after receipt of a Notice of Borrowing under the immediately preceding subsection (b), the Administrative Agent shall notify each Lender of the proposed 41 14323021v114323021v6 borrowing. Each Lender shall deposit an amount equal to the Loan to be made by such Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds not later than 11:00 a.m. Eastern time (or 2:00 p.m. Eastern time in the case of a RFR Borrowing requested on such day) on the Closing Date. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall promptly make available to the Borrower in the account specified in the Notice of Borrowing on the date of the requested borrowing of Loans, the proceeds of such amounts so received by the Administrative Agent on such date. (d) Borrowings to be Pro Rata. Notwithstanding any provision herein to the contrary, all Borrowings made on the Closing Date shall be pro rata among the Term Loan I Facility and the Term Loan II Facility. Borrower hereby agrees that (i) Borrower shall not request any Term I Loans, and no Term I Lender shall be required to make any such Term I Loan, unless Borrower shall concurrently request Term II Loans in an amount equal to a corresponding pro rata portion of the aggregate Term II Commitments, and (ii) Borrower shall not request any Term II Loans, and no Term II Lender shall be required to make any such Term II Loan, unless Borrower shall concurrently request Term I Loans in an amount equal to a corresponding pro rata portion of the aggregate Term I Commitments. Section 2.2. [Reserved.] Section 2.3. [Reserved]. Section 2.4. [Reserved]. Section 2.5. Rates and Payment of Interest on Loans. (a) Rates. The Borrower promises to pay to the Administrative Agent for the account of each applicable Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of the making of such Loan to but excluding the date such Loan shall be paid in full, at the following per annum rates: (i) during such periods as such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time), plus the Applicable Margin for Base Rate Loans of the applicable Class; (ii) during such periods as such Loan is a Term Benchmark Loan, at the Adjusted Term SOFR Rate for such Loan for the Interest Period therefor, plus the Applicable Margin for Term Benchmark Loans of the applicable Class; and (iii) during such periods as such Loan is a RFR Loan, at the Adjusted Daily Simple RFR plus the Applicable Margin for RFR Loans of the applicable Class. Notwithstanding the foregoing, while an Event of Default specified in Sections 11.1(a), 11.1(e) or 11.1(f) exists or, if required by the Requisite Lenders, the Required Term I Lenders (with respect to the Term I Loans), the Required Term II Lenders (with respect to the Term II Loans) or the Required New Term Loan Lenders (with respect to the New Term Loans under the applicable New Term Loan Facility), while any other Event of Default exists, the Borrower shall pay to the Administrative Agent, for the account of each Lender (or each Term I Lender, Term II Lender or New Term Loan Lender, as the case may be), interest at the Post-Default Rate on the outstanding principal amount of any Loans made by such Lender, and on any other amount payable by the Borrower hereunder or under the Notes held by such Lender to or for the account of such Lender (including without limitation, accrued but unpaid interest to the extent permitted under Applicable Law). 42 14323021v114323021v6

(b) Payment of Interest. All accrued and unpaid interest on the outstanding principal amount of each Loan shall be payable in arrears (i) on each Interest Payment Date for such Loan and (ii) on any date on which the principal balance of such Loan is due and payable in full (whether at maturity, due to acceleration or otherwise). Interest payable at the Post-Default Rate shall be payable from time to time on demand. In the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. All determinations by the Administrative Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error. (c) Borrower Information Used to Determine Applicable Interest Rates. The parties understand that the Applicable Margin and rate per annum in respect of certain fees set forth herein may be determined and/or adjusted from time to time based upon certain information to be provided or certified to the Lenders by the Borrower (the “Borrower Information”). If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including without limitation because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Administrative Agent, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information. The Administrative Agent shall promptly notify the Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender, within five (5) Business Days of receipt of such written notice. Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Administrative Agent’s or any Lender’s other rights under this Agreement. Section 2.6. Number of Interest Periods. There may be no more than a total of six (6) different Term Benchmark Borrowings and RFR Borrowings outstanding at the same time. Section 2.7. Repayment of Loans. . The Borrower shall repay (and does hereby unconditionally promise to pay to the Administrative Agent for the account of each applicable Lender) (a) the entire outstanding principal amount of, and all accrued but unpaid interest on, the Term I Loans on the Term Loan I Maturity Date, and (b) the entire outstanding principal amount of, and all accrued but unpaid interest on, the Term II Loans on the Term Loan II Maturity Date. Section 2.8. Prepayments. (a) Optional. (i) Subject to Section 5.4 and except as set forth in clause (ii) below with respect to certain prepayments of Term I Loans, the Borrower may prepay any Loan at any time without premium or penalty. The Borrower shall give the Administrative Agent prior written notice (including through an Approved Borrower Portal, if arrangements for doing so have been approved by the Administrative Agent) of the prepayment of any Loan by 11:00 a.m. Eastern time (x) at least three (3) Business Days 43 14323021v114323021v6

44 14323021v114323021v6 before the date of any prepayment of Term Benchmark Loans, or (y) on the date of any prepayment of Base Rate Loans or RFR Loans.1 Each voluntary prepayment of Loans (other than a prepayment of all outstanding Loans of a Class) shall be in an aggregate minimum amount of (i) $2,000,000 and integral multiples of $500,000 in excess thereof for Term Benchmark Loans and (ii) $500,000 and integral multiples of $100,000 in excess thereof for Base Rate Loans and RFR Loans. Any Term Loans that are repaid may not be reborrowed. (ii) Notwithstanding the foregoing, in the event Borrower elects to prepay the Term I Loans in whole or in part during the first two years following the Closing Date, Borrower shall simultaneously pay a premium (the “Prepayment Premium”) on the date of such prepayment calculated as follows: (A) (a) if the prepayment occurs on or prior to the date that is one (1) year after the Closing Date, the Prepayment Premium shall be two percent (2.00%) of the principal amount of the Term I Loans so prepaid on the date of such prepayment; or (B) (b) if the prepayment occurs subsequent to the date that is one year after the Closing Date and on or prior to the date that is two (2) years after the Closing Date, the Prepayment Premium shall be one percent (1.00%) of the principal amount of the Term I Loans so prepaid on the date of such prepayment. (iii) Each such notice of prepayment provided hereunder shall specify the date and amount of such prepayment, the Facility and the Type(s) of Loans to be prepaid, if Term Benchmark Loans are to be prepaid, the Interest Period(s) of such Loans, and the amount of any applicable Prepayment Premium. The Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Pro Rata Share in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 5.4. Any prepayment of Term I Loans during the first two years following the Closing Date shall be accompanied by the applicable Prepayment Premium, as calculated hereunder (and without regard to whether such Prepayment Premium was included in the applicable notice of prepayment). (b) Mandatory. (i) Commitment Overadvance. If at any time the aggregate principal amount of all outstanding Loans in a Facility exceeds the aggregate amount of the Commitments for such Facility, the Borrower shall immediately upon demand pay to the Administrative Agent for the account of the applicable Lenders then holding Commitments for such Facility (or if the Commitments have been terminated or cancelled, then holding outstanding Loans for such Facility), the amount of such excess. (ii) Reserved. (iii) Application of Mandatory Prepayments. Amounts paid under the preceding subsection (b)(i) shall be applied to pay all amounts of principal outstanding on the Loans under the applicable Facility giving rise to such mandatory prepayment. If the Borrower is required to pay any 1 Regions: Confirm whether “same day” (rather than 1 BD) prepayments of Base Rate and RFR (Daily SOFR) Loans are feasible.

outstanding Term Benchmark Loans by reason of this Section prior to the end of the applicable Interest Period therefor, the Borrower shall pay all amounts due under Section 5.4. Section 2.9. Continuation. So long as no Event of Default exists, the Borrower may on any Business Day, with respect to any Term Benchmark Loan, elect to maintain such Term Benchmark Loan or any portion thereof as a Term Benchmark Loan by selecting a new Interest Period for such Term Benchmark Loan. Each Continuation of Term Benchmark Loans of the same Class shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount (or in the aggregate amount of the Term Benchmark Loan being continued), and each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving to the Administrative Agent a Notice of Continuation not later than 9:00 a.m. Eastern time on the third Business Day prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the Term Benchmark Loans and portions thereof (and the Class thereof) subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each Notice of Continuation shall be signed by an authorized officer of the Borrower; provided that, if such Notice of Continuation is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Administrative Agent shall notify each Lender holding Loans being Continued of the proposed Continuation. If the Borrower fails to deliver a timely and complete Notice of Continuation or Notice of Conversion with respect to a Term Benchmark Borrowing in Dollars prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be deemed to have an Interest Period that is one month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Requisite Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (a) (i) no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing and (b) (ii) unless repaid, each Term Benchmark Borrowing and each RFR Borrowing shall be converted to a Base Rate Borrowing at the end of the Interest Period applicable thereto. Section 2.10. Conversion. The Borrower may on any Business Day, upon the Borrower’s giving of a Notice of Conversion to the Administrative Agent by telecopy, electronic mail or other similar form of communication, Convert all or a portion of a Loan of one Type into a Loan of another Type; provided, however, a Base Rate Loan or a RFR Loan denominated in Dollars may not be Converted into a Term Benchmark Loan if the circumstances set forth in the last sentence of Section 2.9 are applicable. Each Conversion of Base Rate Loans or RFR Loans denominated in Dollars of the same Class into Term Benchmark Loans of the same Class shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. Each such Notice of Conversion shall be given not later than 9:00 a.m. Eastern time 3 Business Days prior to the date of any proposed Conversion. Promptly after receipt of a Notice of Conversion, the Administrative Agent shall notify each Lender holding Loans being Converted of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type and Class of Loan to be Converted, (c) the portion of such Type and Class of Loan to be Converted, (d) the Type of Loan such Loan is to be 45 14323021v114323021v6

Converted into and (e) if such Conversion is into a Term Benchmark Loan, the requested duration of the Interest Period of such Loan. Each Notice of Conversion shall be signed by an authorized officer of the Borrower; provided that, if such Notice of Conversion is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given. Section 2.11. Notes. (a) Notes. Except in the case of a Lender that has notified the Administrative Agent in writing that it elects not to receive a Note, the Loans made by each Lender shall, in addition to this Agreement, also be evidenced by a Note, payable to the order of such Lender in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed. (b) Records. The date, amount, interest rate, Class, Type and duration of Interest Periods (if applicable) of each Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and such entries shall be binding on the Borrower absent manifest error; provided, however, that (i) the failure of a Lender to make any such record shall not affect the obligations of the Borrower under any of the Loan Documents and (ii) if there is a discrepancy between such records of a Lender and the statements of accounts maintained by the Administrative Agent in the Register, in the absence of manifest error, the statements of account maintained by the Administrative Agent in the Register shall be controlling. (c) Lost, Stolen, Destroyed or Mutilated Notes. Upon receipt by the Borrower of (i) written notice from a Lender that a Note of such Lender has been lost, stolen, destroyed or mutilated, and (ii)(A) in the case of loss, theft or destruction, a lost note affidavit from such Lender in form reasonably satisfactory to the Borrower, or (B) in the case of mutilation, upon surrender and cancellation of such Note, the Borrower shall at its own expense execute and deliver to such Lender a new Note dated the date of such lost, stolen, destroyed or mutilated Note. Section 2.12. Reserved. Section 2.13. Reserved. Section 2.14. Reserved. Section 2.15. Reserved. Section 2.16. Incremental Facilities. (a) Incremental Facility Request. The Borrower may, by written notice to the Administrative Agent on one or more occasions on or after the Closing Date, elect to request (i) an increase to the existing Term I Commitments and/or Term II Commitments (any such increase, the “New Commitments”) and/or (ii) the establishment of one or more new term loan commitments under the applicable Facility (the “New Term Loan Commitments”, and together with the New Commitments, the “Incremental Commitments”), by an aggregate amount of $300,000,000 that would result in the sum of all Commitments (both existing Commitments and New Commitments) plus all New Term Loan Commitments, if any, not exceeding $800,000,000 in the aggregate (each such amount in addition to the Commitments as of the Closing Date, a “Facility Increase” and the maximum aggregate increase, the “Maximum Increase Amount”), and not less than $20,000,000 per request (or such lesser amount which shall be approved by Administrative Agent or such lesser amount that shall constitute the difference between the Maximum Increase Amount and the sum of all such New Commitments plus New Term 46 14323021v114323021v6

Loan Commitments obtained prior to such date), and integral multiples of $5,000,000 in excess of that amount. Each such notice shall specify (A) the date (each, an “Increased Amount Date”) on which the Borrower proposes that the New Commitments or New Term Loan Commitments, as applicable, shall be effective, which shall be a date not less than 10 Business Days, nor more than 30 Business Days after the date on which such notice is delivered to the Administrative Agent and (B) the identity of each Lender or other Person that is an Eligible Assignee (each Lender or other Eligible Assignee who agrees to provide all or a portion of the New Commitments being referred to herein as a “New Lender” and each Lender or other Eligible Assignee who agrees to provide all or portion of the New Term Loan Commitments being referred to herein as a “New Term Loan Lender”, as applicable) to whom the Borrower proposes any portion of such New Commitments or New Term Loan Commitments, as applicable, be allocated and the amounts of such allocations; provided that any Lender or other Eligible Assignee approached to provide all or a portion of the New Commitments or New Term Loan Commitments, as applicable, may elect or decline, in its sole discretion, to provide a New Commitment or New Term Loan Commitment, as applicable. (b) Conditions to Effectiveness of Facility Increase. Such New Commitments or New Term Loan Commitments, as applicable, shall become effective as of such Increased Amount Date, subject to the satisfaction of each of the following conditions precedent, as determined by the Administrative Agent in its good faith judgment: (i) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such Facility Increase; (ii) the representations and warranties made or deemed made by the Borrower in any Loan Document shall be true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on the effective date of such Incremental Commitments, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; (iii) the New Term Loan Commitments, as applicable, shall be effected pursuant to one or more joinder agreements in form and substance reasonably satisfactory to, and executed and delivered by, the Borrower and the New Term Loan Lender, as applicable, and the Administrative Agent, each of which shall be recorded in the Register, and each New Term Loan Lender, as applicable, shall be subject to the requirements set forth in Section 3.10, and any New Term Loan Lender who is not already a Lender shall become a Lender hereunder; (iv) the Borrower shall make any payments required pursuant to Section 5.4 in connection with the New Commitments or the New Term Loan Commitments; (v) the Borrower shall deliver or cause to be delivered any promissory notes, certificates, legal opinions, resolutions, Beneficial Ownership Certification, or other documents reasonably requested by the Administrative Agent in connection with any such transaction, consistent with those delivered on the Closing Date under Section 6.1; (vi) as requested by the Administrative Agent, the Loan Parties shall have acknowledged and ratified that their obligations under the applicable Loan Documents remain in full 47 14323021v114323021v6 force and effect, and continue to guaranty the Obligations under the Loan Documents, as modified by the applicable Facility Increase and the implementation thereof; and (vii) the Borrower shall have paid, pursuant to separate agreements between the Borrower and the Administrative Agent, the arranger for the Facility Increase and/or the New Term Loan Lenders, (A) all reasonable costs and expenses incurred by the Administrative Agent in connection with the applicable Facility Increase and (B) any fees that the Borrower has agreed to pay to the arranger for the Facility Increase and/or the New Term Loan Lenders in connection with such Facility Increase. (c) Additional Facility Increase Matters. (i) On any Increased Amount Date on which New Term Loan Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (A) each of the Lenders shall assign to each of the New Lenders, and each of the New Lenders shall purchase from each of the Lenders, at the principal amount thereof (together with accrued interest), such interests in the Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Term Loans will be held by existing Lenders and New Lenders ratably in accordance with their Commitments after giving effect to the addition of such New Term Loan Commitments to the Commitments, (B) each New Term Loan Commitment shall be deemed for all purposes a Commitment and each loan made thereunder (a “New Term Loan”) shall be deemed, for all purposes, a Loan and (C) each New Lender shall become a Lender with respect to the New Term Loan Commitment and all matters relating thereto. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to any of the transactions effected pursuant to this Section 2.16. (ii) On any Increased Amount Date on which any New Term Loan Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (A) each New Term Loan Lender of any Series shall make a Loan to Borrower (a “New Term Loan”) in an amount equal to its New Term Loan Commitment of such Series, and (B) each New Term Loan Lender of any Series shall become a Lender hereunder with respect to the New Term Loan Commitments of such Series and the New Term Loans of such Series made pursuant thereto. Any New Term Loans made on an Increased Amount Date shall be designated a separate series (a “Series”) of New Term Loans for all purposes of this Agreement. (iii) The Administrative Agent shall notify Lenders promptly upon receipt of the Borrower’s notice of each Increased Amount Date and in respect thereof (y) the New Term Loan Commitments or the Series of New Term Loan Commitments, as applicable, and (z) in the case of each notice to any Lender with a Commitment, the respective interests in such Lender’s Loans, in each case subject to the assignments contemplated by this Section 2.16. (iv) The terms and provisions of the New Term Loans shall be identical to the existing Loans of the same Class. Furthermore, (a) any New Term Loans shall rank pari passu with all other Obligations, (b) the terms of any such New Term Loans of any Series shall not provide for any amortization payments on or prior to (I) the Term Loan I Maturity Date (in the case of any Series of New Term Loans under or on the same terms as the Term Loan I Facility), or (II) the Term Loan II Maturity Date (in the case of any Series of New Term Loans under or on the same terms as the Term Loan II Facility), but may permit voluntary prepayment on a pro rata basis with the corresponding existing Term I Loans or Term II Loans, as the case may be, (c) the applicable New Term Loan maturity date of each Series shall be no earlier than (I) the Term Loan I Maturity Date (in the case of any Series of New Term Loans under or on the same terms as the Term Loan I Facility), or (II) the Term Loan II Maturity Date (in 48 14323021v114323021v6

the case of any Series of New Term Loans under or on the same terms as the Term Loan II Facility), and (d) any guarantees provided in respect of the New Term Loans shall also guarantee the other Obligations. (v) Each joinder agreement executed in connection with a Facility Increase may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the good faith judgment of Administrative Agent, to effect the provisions of this Section 2.16, subject to approval by the Borrower; provided however, that any amendments that adversely affect a Lender shall be subject to Section 13.7. All such amendments and joinder agreements entered into with the applicable Loan Parties by the Administrative Agent which comply with the provisions of this Section 2.16 shall be binding and conclusive on all Lenders. Section 2.17. Extension of Term Loan I Maturity Date. (a) During the period commencing not more than 90 days prior to, and ending not less than 30 days prior to, the Term Loan I Maturity Date then in effect, the Borrower may request a twelve (12) month) extension of the then-current Term Loan I Maturity Date by delivering to the Administrative Agent a written notice (the “Extension Request”), which the Administrative Agent shall distribute promptly to the Term I Lenders; provided that, (i) the Borrower may not submit more than two Extension Requests and (ii) the Term Loan I Maturity Date, as extended, shall not be later than February 16, 2031. (b) The first extension of the Term Loan I Maturity Date (to the date that is the twelve (12) month anniversary of the Initial Term Loan I Maturity Date, hereinafter the “First Extended Term Loan I Maturity Date”) shall become automatically effective on the date on which all of the following conditions have been satisfied: (i) the Administrative Agent shall have timely received the Extension Request; (ii) the Initial Term Loan I Maturity Date shall have occurred; (iii) the Borrower shall have delivered a certificate from a Responsible Officer certifying that (x) no Default or Event of Default existed or exists either on the date that the Borrower delivered the Extension Request, or on the Initial Term Loan I Maturity Date, immediately prior to or after giving effect to such extension and (y) (I) such extension is approved or consented to by each Loan Party (and attaching resolutions adopted by each such Loan Party approving or consenting to such extension to the extent required under such Loan Party’s organizational documents), (II) immediately before and after giving effect to such extension, the representations and warranties contained in Article VII and the other Loan Documents are true and correct (except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances expressly and specifically permitted hereunder, and provided that, for purposes of this Section 2.17, the representations and warranties contained in Section 7.1(k) shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 9.1 and 9.2, and (III) the Parent is in compliance with the financial covenants set forth in Section 10.1 based on the most recent quarterly or annual financial statements furnished pursuant to Section 9.1 or Section 9.2, as applicable; and (iv) the Borrower shall have paid to the Administrative Agent, for distribution to each Term I Lender, a one-time fee in an amount equal to 0.10% of the aggregate principal amount of the Term I Loans then outstanding. 49 14323021v114323021v6

(c) The second extension of the Term Loan I Maturity Date (to the date that is the twelve (12) month anniversary of the First Extended Term Loan I Maturity Date, hereinafter the “Second Extended Term Loan I Maturity Date”) shall become automatically effective on the date on which all of the following conditions have been satisfied: (i) the Administrative Agent shall have timely received the Extension Request; (ii) the First Extended Term Loan I Maturity Date shall have occurred; (iii) the Borrower shall have delivered a certificate from a Responsible Officer certifying that (x) no Default or Event of Default existed or exists either on the date that the Borrower delivered the Extension Request, or on the First Extended Term Loan I Maturity Date, immediately prior to or after giving effect to such extension and (y) (I) such extension is approved or consented to by each Loan Party (and attaching resolutions adopted by each such Loan Party approving or consenting to such extension to the extent required under such Loan Party’s organizational documents) and (II) immediately before and after giving effect to such extension, the representations and warranties contained in Article VII and the other Loan Documents are true and correct (except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances expressly and specifically permitted hereunder, and provided that, for purposes of this Section 2.17, the representations and warranties contained in Section 7.1(k) shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 9.1 and 9.2, and (III) the Parent is in compliance with the financial covenants set forth in Section 10.1 based on the most recent quarterly or annual financial statements furnished pursuant to Section 9.1 or Section 9.2, as applicable; and (iv) the Borrower shall have paid to the Administrative Agent, for distribution to each Term I Lender, a one-time fee in an amount equal to 0.10% of the aggregate principal amount of the Term I Loans then outstanding). ARTICLE III. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS Section 3.1. Payments. (a) Payments by Borrower. All payments of principal, interest, Fees and other amounts to be made by the Borrower under this Agreement, the Notes or any other Loan Document shall be made in Dollars, to the Administrative Agent at the Principal Office, not later than 2:00 p.m. Eastern time on the date on which such payment shall become due, in each case in immediately available funds, without setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. Subject to Section 11.5, the Borrower shall, at the time of making each payment under this Agreement or any other Loan Document, specify to the Administrative Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the Administrative Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Lender to the Administrative Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender. In the event the Administrative Agent fails to pay such amounts to such Lender within one Business Day of receipt of such amounts, the Administrative Agent shall pay interest on such amount until paid at a rate per annum equal to the NYFRB Rate from time to time in effect. If the due date of any payment under this 50 14323021v114323021v6

Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall continue to accrue at the rate, if any, applicable to such payment for the period of such extension. (b) Presumptions Regarding Payments by Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (but shall not be obligated to), in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent on demand that amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. Section 3.2. Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Lenders under Section 2.1(a) shall be made from the Lenders pro rata according to the amounts of their respective Commitments; (b) each payment or prepayment of principal of Term Loans of any applicable Class or Series shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Term Loans of such Class or Series held by them, provided that, subject to Section 3.9, if immediately prior to giving effect to any such payment in respect of any Term Loans of a particular Class or Series the outstanding principal amount of the Term Loans of such Class or Series shall not be held by the Lenders pro rata in accordance with their respective Commitments of such Class or Series in effect at the time such Term Loans were made, then such payment shall be applied to such Class or Series of Term Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Term Loans of such Class or Series being held by the Lenders pro rata in accordance with their respective Commitments of such Class or Series; (c) each payment of interest on Loans of a Class shall be made for the account of the Lenders of such Class pro rata in accordance with the amounts of interest on such Loans of such Class then due and payable to the respective Lenders; and (d) the Conversion and Continuation of Loans of a particular Type and Class (other than Conversions provided for by Sections 5.1(c) and 5.5) shall be made pro rata among the Lenders of such Class according to the amounts of their respective Loans of such Class and the then current Interest Period for each such Lender’s portion of each such Loan of such Type and Class shall be coterminous. Section 3.3. Sharing of Payments, Etc. . If a Lender shall obtain payment of any principal of, or interest on, any Loan of a Class made by it to the Borrower under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of set-off, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by or on behalf of the Borrower or any other Loan Party to a Lender not in accordance with the terms of this Agreement and such payment (it being agreed that the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall 51 14323021v114323021v6 apply)) should be distributed to the Lenders of the same Class in accordance with Section 3.2 or Section 11.5, as applicable, such Lender shall promptly purchase from the other Lenders of such Class participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans of such Class made by the other Lenders of such Class or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders of such Class shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 3.2 or Section 11.5, as applicable. To such end, all the Lenders of such Class shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender of such Class so purchasing a participation (or direct interest) in the Loans or other Obligations owed to such other Lenders of such Class may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans of such Class in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. Section 3.4. Several Obligations. No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender. Section 3.5. Fees. (a) Closing Fee. On the Closing Date, the Borrower agrees to pay to the Administrative Agent, the Joint Lead Arrangers and each Lender all fees set forth in the Fee Letters or as have otherwise been agreed to in writing by the Borrower, the Administrative Agent and the applicable Joint Lead Arrangers. (b) [Reserved]. (c) [Reserved]. (d) [Reserved]. (e) Administrative and Other Fees. The Borrower agrees to pay the administrative and other fees of the Administrative Agent as provided in the Regions Fee Letter and as may be otherwise agreed to in writing from time to time by the Borrower and the Administrative Agent. Section 3.6. Computations. Unless otherwise expressly set forth herein, any accrued interest on any Loan, any Fees or any other Obligations due hereunder shall be computed on the basis of a year of 360 days (or 365 days in the case of Base Rate Loans) and the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. 52 14323021v114323021v6

Section 3.7. Usury. In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or any other Loan Party or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law. The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in Section 2.5(a)(i), (ii) and (iii). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, facility fees, ticking fees, prepayment premiums, closing fees, letter of credit fees, underwriting fees, default charges, late charges, funding or “breakage” charges, increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by the Administrative Agent or any Lender to third parties or for damages incurred by the Administrative Agent or any Lender, in each case, in connection with the transactions contemplated by this Agreement and the other Loan Documents, are charges made to compensate the Administrative Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Administrative Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and nonrefundable when due. Section 3.8. Statement of Accounts. . The Administrative Agent will account to the Borrower monthly with a statement of Loans, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Administrative Agent shall be deemed conclusive upon the Borrower absent manifest error. The failure of the Administrative Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder. Section 3.9. Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of Requisite Lenders, Required Term I Lenders, Required Term II Lenders, Required New Term Loan Lenders, Super-Majority Lenders, Super-Majority Term I Lenders, Super-Majority Term II Lenders, Super-Majority New Term Loan Lenders and Section 13.7. (b) Defaulting Lender Waterfall. Any payment of principal, interest, Fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article XI. or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 13.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long 53 14323021v114323021v6 as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans of any Class in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Article VI. were satisfied or waived, such payment shall be applied solely to pay the Loans of such Class of all Non-Defaulting Lenders of the applicable Class on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans of such Class are held by the Lenders pro rata in accordance with each such Lender’s respective Pro Rata Share (determined without giving effect to the immediately following subsection (d)). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (c) Certain Fees. No Defaulting Lender shall be entitled to receive any Fee payable under Section 3.5 for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such Fee to such Defaulting Lender that otherwise would have been paid to that Defaulting Lender) except to the extent allocable to the outstanding principal amount of the Loans funded by it. (d) Reserved. (e) Reserved. (f) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein that such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with each such Lender’s respective Pro Rata Share, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to Fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Section 3.10. Taxes; Foreign Lenders. (a) FATCA. For purposes of this Section, the term “Applicable Law” includes FATCA. 54 14323021v114323021v6

(b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or other applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrower. The Borrower and the other Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrower. The Borrower and the other Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or another Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and the other Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.5 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection. The provisions of this subsection shall continue to inure to the benefit of an Administrative Agent following its resignation as Administrative Agent. (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or any other Loan Party to a Governmental Authority pursuant to this Section, the Borrower or such other Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. 55 14323021v114323021v6

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8BEN, or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) 56 14323021v114323021v6 of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of IRS Form W-8BEN or W-8BEN-E, as applicable,; or (IV) to the extent a Foreign Lender is not the beneficial owner, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this 57 14323021v114323021v6

Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section shall survive the resignation of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. ARTICLE IV. INTENTIONALLY OMITTED. ARTICLE V. YIELD PROTECTION, ETC. Section 5.1. Additional Costs; Capital Adequacy. (a) Capital Adequacy. If any Lender determines that any Regulatory Change affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity ratios or requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Regulatory Change (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then, to the extent a request for payment of additional amount or amounts is consistent with such Lender’s general practices under similar circumstances in respect of similarly situated borrowers with credit agreements entitling it to make such claims (it being agreed that a Lender shall not be required to disclose any confidential or proprietary information in connection with such determination or the making of such claim), from time to time, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (b) Additional Costs. In addition to, and not in limitation of the immediately preceding subsection, the Borrower shall promptly pay to the Administrative Agent for the account of a Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender that it determines are attributable to its making or maintaining of any Loans or its obligation to make any Loans hereunder, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such Loans or such obligation or the maintenance by such Lender of capital in respect of its Loans or its 58 14323021v114323021v6

Commitments (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Change that: (i) (i) subjects any Lender to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (ii) (ii) imposes or modifies any reserve, special deposit, liquidity, compulsory loan, insurance charge or similar requirements (other than any reserve requirement reflected in the Adjusted Term SOFR Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, or other credit extended by, or any other acquisition of funds by such Lender (or its parent corporation), or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder) or (iii) (iii) imposes on any Lender or the applicable offshore interbank market for the Agreed Currency any other condition, cost or expense (other than Taxes) affecting this Agreement or the Loans made by such Lender; provided that a request for such amounts is consistent with such Lender’s general practices under similar circumstances in respect of similarly situated borrowers with credit agreements entitling it to make such claims (it being agreed that a Lender shall not be required to disclose any confidential or proprietary information in connection with such determination or the making of such claim). (c) Reserved. (d) Reserved. (e) Notification and Determination of Additional Costs. Each of the Administrative Agent and each Lender, as the case may be, agrees to notify the Borrower (and in the case of a Lender, also to notify the Administrative Agent) of any event occurring after the Closing Date entitling the Administrative Agent or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, that the failure of the Administrative Agent or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder. The Administrative Agent and each Lender, as the case may be, agrees to furnish to the Borrower (and in the case of a Lender, to the Administrative Agent as well) a certificate setting forth the basis and amount of each request for compensation under this Section and reasonably detailed calculations of the amount of such compensation. Determinations by the Administrative Agent or such Lender, as the case may be, of the effect of any Regulatory Change shall be conclusive provided that such determinations are made on a reasonable basis and in good faith. The Borrower shall pay the Administrative Agent or any such Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (f) Delay in Requests. Failure or delay on the part of the Administrative Agent or any Lender to demand compensation pursuant to this Section shall not constitute a waiver of the Administrative Agent’s or such Lender’s right to demand such compensation; provided, that the Borrower shall not be required to compensate the Administrative Agent or a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that the Administrative Agent or such Lender, as the case may be, notifies the Borrower of the event giving rise to such increased costs or reductions, and of the Administrative Agent’s or such Lender’s intention 59 14323021v114323021v6 to claim compensation therefor (except that, if the event giving rise to such increased costs or reductions is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof). Section 5.2. Alternative Rate of Interest. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 5.2, if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate or the Term SOFR Rate (including because the Relevant Screen Rate is not available or published on a current basis), for the Agreed Currency and such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple RFR, Daily Simple RFR or RFR for the Agreed Currency; or (ii) the Administrative Agent is advised by the Requisite Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate for the Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the Agreed Currency and such Interest Period or (B) at any time, the applicable Adjusted Daily Simple RFR for the Agreed Currency will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the Agreed Currency; provided that a Lender shall not so advise the Administrative Agent unless such Lender is generally making similar claims upon, or otherwise similarly enforcing its agreements with, similarly-situated borrowers (and provided further that no Lender shall have any obligation to disclose information about any other borrowers); then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone (and promptly confirmed thereafter in writing), telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark (which notice shall be promptly provided by the Administrative Agent following the termination or cessation of such circumstance(s)) and (y) the Borrower delivers a new Notice of Continuation or Notice of Conversion in accordance with the terms of Section 2.9 or Section 2.10 or a new Notice of Borrowing in accordance with the terms of Section 2.1(b), (1) any Notice of Continuation or Notice of Conversion that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Notice of Borrowing that requests a Term Benchmark Borrowing shall instead be deemed to be a Notice of Continuation, Notice of Conversion or Notice of Borrowing, as applicable, for (x) an RFR Borrowing so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not also the subject of Section 5.2(a)(i) or (ii) above or (y) Base Rate Borrowing if the Adjusted Daily Simple RFR also is the subject of Section 5.2(a)(i) or (ii) above and (2) any Notice of Borrowing that requests an RFR Borrowing shall instead be deemed to be a Notice of Borrowing for a Base Rate Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 5.2(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Notice of Continuation or Notice of Conversion in accordance with the terms of Section 2.9 or Section 2.10 or a new Notice of Borrowing in accordance with the terms of 60 14323021v114323021v6

Section 2.1(b), (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple RFR for Borrowings is not also the subject of Section 5.2(a)(i) or (ii) above or (y) a Base Rate Loan if the Adjusted Daily Simple RFR also is the subject of Section 5.2(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute a Base Rate Loan. (b) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Requisite Lenders. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will in consultation with the Borrower have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 5.2, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 5.2. (e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark 61 14323021v114323021v6

Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing denominated in Dollars into a request for a Borrowing of or conversion to (1) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR is not the subject of a Benchmark Transition Event or (2) a Base Rate Borrowing if the Adjusted Daily Simple RFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 5.2, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple RFR is not the subject of a Benchmark Transition Event or (y) a Base Rate Loan if the Adjusted Daily Simple RFR is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute a Base Rate Loan. Section 5.3. Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall determine (which determination shall be conclusive and binding) that it is unlawful for such Lender to honor its obligation to make or maintain Term Benchmark Loans or RFR Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy of such notice to the Administrative Agent) and such Lender’s obligation to make or Continue, or to Convert Loans of any other Type into, Term Benchmark Loans or RFR Loans shall be suspended, in each case, until such time as such Lender may again make and maintain Term Benchmark Loans or RFR Loans. If the obligation of any Lender to make Term Benchmark Loans or RFR Loans or to Continue, or to Convert Base Rate Loans into, Term Benchmark Loans or RFR Loans shall be suspended pursuant to this Section 5.3 then (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day, or, in the case of a Conversion required by this Section 5.3 on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent, as applicable), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not the subject of the circumstances specified in this Section 5.3 or (y) a Base Rate Loan if the Adjusted Daily Simple RFR for Dollar Borrowings is the subject of the circumstances specified in this Section 5.3, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute a Base Rate Loan; and, unless and until such Lender gives notice as provided below that the circumstances specified in this Section 5.3 that gave rise to such Conversion no longer exist: (a) to the extent that such Lender’s Term Benchmark Loans or RFR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s 62 14323021v114323021v6

Term Benchmark Loans or RFR Loans shall be applied instead to its RFR Loans or Base Rate Loans, as applicable, as set forth above; and (b) all Loans that would otherwise be made or Continued by such Lender as Term Benchmark Loans or RFR Loans shall be made or Continued instead as RFR Loans or Base Rate Loans, as applicable, as set forth above, and all Base Rate Loans of such Lender that would otherwise be Converted into Term Benchmark Loans or RFR Loans shall remain as Base Rate Loans. If such Lender gives notice to the Borrower (with a copy to the Administrative Agent, as applicable) that the circumstances specified in this Section 5.3 that gave rise to the Conversion of such Lender’s Term Benchmark Loans or RFR Loans pursuant to this Section no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Term Benchmark Loans or RFR Loans made by other Lenders are outstanding, then such Lender’s RFR Loans or Base Rate Loans, as applicable, shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for Term Benchmark Loans (or on such day, for RFR Loans) for such outstanding Term Benchmark Loans and RFR Loans, as applicable, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Term Benchmark Loans or RFR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments. Section 5.4. Compensation. . (a) The Borrower shall pay to the Administrative Agent for the account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as the Administrative Agent shall determine in its sole discretion shall be sufficient to compensate such Lender for any loss, cost or expense attributable to: (i) any payment or prepayment (whether mandatory or optional) of a Term Benchmark Loan, or Conversion of a Term Benchmark Loan, made by such Lender for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such Loan; or (ii) any failure by the Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Section 6.2 to be satisfied) to borrow a Term Benchmark Loan from such Lender on the date for such borrowing, or to Convert a Base Rate Loan or RFR Loan into a Term Benchmark Loan or Continue a Term Benchmark Loan on the requested date of such Conversion or Continuation; or (iii) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period for such Loan as a result of a request by the Borrower pursuant to Section 5.6 or pursuant to the operation of Section 2.16. Upon the Borrower’s request, such Lender shall provide the Borrower with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof (it being agreed that a Lender shall not be required to disclose any confidential or proprietary information in connection with such determination). Any such statement shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. 63 14323021v114323021v6

(b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto, or (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrower pursuant to Section 5.6 or pursuant to the operation of Section 2.16, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. Section 5.5. [Reserved]. Section 5.6. Affected Lenders. If (a) a Lender requests compensation pursuant to Section 3.10 or 5.1, and the Requisite Lenders are not also doing the same, (b) the obligation of any Lender to make Term Benchmark Loans or to Continue, or to Convert Base Rate Loans and RFR Loans into, Term Benchmark Loans shall be suspended pursuant to Section 5.3 but the obligation of the Requisite Lenders shall not have been suspended under such Section, (c) a Lender becomes a Defaulting Lender or (d) a Lender becomes a Non-Consenting Lender, then, so long as there does not then exist any Default or Event of Default, the Borrower may demand that such Lender (the “Affected Lender”), and upon such demand the Affected Lender shall promptly, assign its Commitments and Loans to an Eligible Assignee subject to and in accordance with the provisions of Section 13.6(b) for a purchase price equal to (x) the aggregate principal balance of all Loans then owing to the Affected Lender, plus (y) any accrued but unpaid interest thereon and accrued but unpaid fees and other amounts owing to the Affected Lender hereunder, or any other amount as may be mutually agreed upon by such Affected Lender and Eligible Assignee; provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld and (ii) in the case of any such assignment resulting from a claim for compensation under Section 5.1 or payments required to be made pursuant to Section 3.10, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each of the Administrative Agent, the Borrower and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section, but at no time shall the Administrative Agent, such Affected Lender nor any other Lender nor any titled agent be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent, the Affected Lender or any of the other Lenders. The terms of this Section shall not in any way limit the Borrower’s obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to this Agreement (including, without limitation, pursuant to Sections 3.10, 5.1 or 5.4) with respect to any period up to the date of replacement. In connection with any such assignment under this Section, such Affected Lender shall promptly execute all documents reasonably requested to effect such assignment, including an appropriate Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), except that the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents 64 14323021v114323021v6 necessary to evidence such assignment as reasonably requested by the applicable Lender; provided further that any such documents shall be without recourse to or warranty by the parties thereto. Section 5.7. Change of Lending Office. Each Lender agrees that it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate an alternate Lending Office with respect to any of its Loans affected by the matters or circumstances described in Sections 3.10, 5.1 or 5.3 to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America. ARTICLE VI. CONDITIONS PRECEDENT Section 6.1. Initial Conditions Precedent. The obligation of the Lenders to effect or permit the occurrence of the first Credit Event hereunder is subject to the satisfaction or waiver of the following conditions precedent: (a) The Administrative Agent shall have received each of the following, in form and substance reasonably satisfactory to the Administrative Agent: (i) counterparts of this Agreement executed by each of the parties hereto (which, subject to Section 13.14, may include any Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page); (ii) Notes executed by the Borrower and payable to each applicable Lender (excluding any Lender that has requested that it not receive Notes) and complying with the terms of Section 2.11(a); (iii) the Guaranty executed by the Parent and the other Guarantors (if any) initially to be a party thereto; (iv) an opinion of Woods Oviatt Gilman LLP, counsel to the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering such matters as the Administrative Agent may reasonably request; (v) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of each Loan Party certified as of a recent date by the Secretary of State of the state of formation of such Person and certified as true, complete and correct copies by the Secretary or Assistant Secretary (or individual performing similar functions) of the applicable Loan Party; (vi) a certificate of good standing (or certificate of similar meaning) with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Loan Party and certificates of qualification to transact business or other comparable certificates issued as of a recent date by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Loan Party is required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect; (vii) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of 65 14323021v114323021v6 such Loan Party authorized to execute and deliver the Loan Documents to which such Loan Party is a party, and in the case of the Borrower, authorized to execute and deliver on behalf of the Borrower any Notices of Borrowing, Notices of Conversion and Notices of Continuation; (viii) copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party of (A) the by-laws of such Loan Party, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by such Loan Party to authorize the execution, delivery and performance of the Loan Documents to which it is a party; (ix) a Compliance Certificate calculated on a pro forma basis for the Parent’s fiscal quarter ending March 31, 2022 giving pro forma effect to any Loans made as of the Closing Date and repayment of any Indebtedness after such fiscal quarter end, but on or prior to the Closing Date (including pursuant to clause (xi) below); (x) evidence that the Fees, if any, then due and payable under Section 3.5, together with all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid; (xi) evidence that, on or prior to the Closing Date, all obligations of the Borrower and the Parent under the Term Facility 2 Loans (as such term is defined in the Existing M&T Credit Agreement shall have been paid and otherwise satisfied in full, and that the Existing M&T Credit Agreement shall have been duly terminated and of no further force and effect, such evidence to be in form and substance reasonably satisfactory to the Administrative Agent and RCM; (xii) [reserved]; (xiii) [reserved]; (xiv) a completed borrower administrative questionnaire for disbursement instructions, rate elections and other administrative matters executed by the Borrower in the form approved by Administrative Agent; (xv) upon the reasonable request of any Lender made at least five (5) Business Days prior to the Closing Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and Anti-Money- Laundering Laws, including, without limitation, the Patriot Act, in each case at least three (3) Business Days prior to the Closing Date; (xvi) At least five (5) Business Days prior to the Closing Date, the Borrower shall deliver, to each Lender that so requests, a Beneficial Ownership Certification; and (xvii) such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request; (b) In the good faith judgment of the Administrative Agent: (i) there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status since March 31, 2022 (the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts 66 14323021v114323021v6 concerning the Parent, the Borrower and their respective Subsidiaries delivered to the Administrative Agent and the Lenders prior to the Closing Date), that has had or could reasonably be expected to result in a Material Adverse Effect; (ii) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (A) result in a Material Adverse Effect or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of the Parent, the Borrower or any other Loan Party to fulfill its obligations under the Loan Documents to which it is a party; (iii) the Parent, the Borrower, the other Loan Parties, and their respective Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any Applicable Law or (B) any material agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound; (iv) the Administrative Agent and the Lenders shall have received all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and Anti-Money Laundering Laws, including without limitation, the Patriot Act; and (v) there shall not have occurred or exist any other material disruption of financial or capital markets that could reasonably be expected to materially and adversely affect the transactions contemplated by the Loan Documents. Without limiting the generality of the provisions of Section 12.5, for purposes of determining compliance with the conditions precedent set forth in this Section 6.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed closing date specifying its objection thereto. Section 6.2. Conditions Precedent to All Credit Events. In addition to satisfaction or waiver of the conditions precedent contained in Section 6.1, the obligations of the Lenders to make any Loans are each subject to the further conditions precedent that: (a) no Default or Event of Default shall exist as of the date of the making of such Loan or would exist immediately after giving effect thereto; (b) the representations and warranties made or deemed made by the Parent, the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date (x) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date), (y) except for changes in factual circumstances expressly permitted hereunder and (z) with respect to Borrowings after the FirstSecond Amendment Effective Date, except for the representations and warranties set forth in 7.1(i) and the first sentence of Section 7.1(l), in each case that do not draw into question the validity or enforceability of any Loan Document, and (c) the Administrative Agent shall have received a timely Notice of Borrowing. Each Credit Event shall 67 14323021v114323021v6 constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event). In addition, the Borrower shall be deemed to have represented to the Administrative Agent and the Lenders at the time any Loan is made that all conditions to the making of such Loan contained in this Article VI. have been satisfied. ARTICLE VII. REPRESENTATIONS AND WARRANTIES Section 7.1. Representations and Warranties. In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Loans hereunder, each of the Parent and the Borrower represents and warrants to the Administrative Agent and each Lender as follows: (a) Organization; Power; Qualification. Each of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries is a corporation, limited liability company, partnership or other legal entity, (i) duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation (except, solely in the case of a Subsidiary of the Borrower that is not a Loan Party, to the extent that the failure of such Subsidiary to be duly organized or formed and in good standing could not reasonably be expected to have a Material Adverse Effect), (ii) has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted (except, solely in the case of a Subsidiary of the Borrower that is not a Loan Party, to the extent that the failure of such Subsidiary to be duly organized or formed and in good standing could not reasonably be expected to have a Material Adverse Effect) and (iii) is duly qualified and is in good standing as a foreign corporation, limited liability company, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except in each case referred to in this clause (iii), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. (b) Ownership Structure. Part I of Schedule 7.1(b) is, as of the Closing Date, a complete and correct list of all Subsidiaries of the Parent setting forth for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding any Equity Interest in such Subsidiary (to the extent such Person is a Subsidiary of the Parent), and (iii) the percentage of ownership of such Subsidiary represented by such Equity Interests. As of the Closing Date, except as disclosed in such Schedule, (A) each of the Parent and its Subsidiaries owns, free and clear of all Liens (other than Liens permitted under this Agreement), and has the unencumbered right to vote, all outstanding Equity Interests in each Person shown to be held by it on such Schedule, and (B) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable. As of the Closing Date, Part II of Schedule 7.1(b) correctly sets forth all Unconsolidated Affiliates of the Parent, including the correct legal name of such Person, the type of legal entity which each such Person is, and all Equity Interests in such Person held directly or indirectly by the Parent. As of the Closing Date (or as any later date on which a new Beneficial Ownership Certification is delivered), the information included in each Beneficial Ownership Certification is true and correct in all material respects. (c) Authorization of Loan Documents and Borrowings. The Borrower has the right and power, and has taken all necessary action to authorize it, to borrow and obtain other extensions of credit hereunder. The Parent, the Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated 68 14323021v114323021v6 hereby and thereby. The Loan Documents to which the Parent, the Borrower or any other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. (d) Compliance of Loan Documents with Laws. The execution, delivery and performance of this Agreement and the other Loan Documents to which any Loan Party is a party in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under (A) the organizational documents of any Loan Party or (B) any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound except under this clause (B) as could not reasonably be expected to have a Material Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders. (e) Compliance with Law; Governmental Approvals. Each of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries is in compliance with each Governmental Approval and all other Applicable Laws relating to it except for noncompliance which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect. (f) Title to Properties; Liens. Part I of Schedule 7.1(f) is, as of the Closing Date, a complete and correct listing of all Properties of the Parent, the Borrower, each other Loan Party and each other Subsidiary and Qualified Entity, and setting forth, for each such Property, whether such Property is a Development Property. Each of the Parent, the Borrower, the other Loan Parties and each of its Subsidiaries has good record and marketable title to, or valid leasehold interests in, all its Property material to its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (g) Reserved. (h) Material Contracts. Schedule 7.1(h) is, as of the Closing Date, a true, correct and complete listing of all Material Contracts. Each of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries that is party to any Material Contract has materially performed and is in material compliance with all of the terms of such Material Contract to the extent that the noncompliance therewith would give any other party thereto the right to terminate such Material Contract. (i) Litigation. Except as set forth on Schedule 7.1(i), there are no actions, suits or proceedings pending (nor, to the knowledge of any Loan Party, are there any actions, suits or proceedings threatened in writing) against or in any other way relating adversely to or affecting the Parent, the Borrower, any other Loan Party, any other Subsidiary or any of their respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which (i) could reasonably be expected to have a Material Adverse Effect or (ii) is reasonably likely to have an adverse 69 14323021v114323021v6 effect on the validity or enforceability of this Agreement, the Guaranty or any other material Loan Document. (j) Taxes. All federal, state and other material tax returns of the Parent, the Borrower, each other Loan Party and each other Subsidiary required by Applicable Law to be filed have been duly filed (taking into account any extensions of time within which to file such returns), and all federal, state and other material taxes, assessments and other governmental charges or levies upon, each Loan Party, each other Subsidiary and their respective properties, income, profits and assets which are due and payable have been paid, except any such nonpayment or non-filing which is at the time permitted under Section 8.6. As of the Closing Date, none of the United States income tax returns of the Parent, the Borrower, any other Loan Party or any other Subsidiary is under audit. All material charges, accruals and reserves on the books of the Borrower, the other Loan Parties and the other Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP. (k) Financial Statements. The Borrower has furnished to each Lender copies of (i) the audited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal years ended December 31, 2023 and December 31, 2024, and the related audited consolidated statements of operations, shareholders’ equity and cash flows for the fiscal years ended on such dates, with the opinion thereon of Ernst & Young LLP or Deloitte & Touche LLP, as the case may be, and (ii) the unaudited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal quarter ended September 30, 2024, and the related unaudited consolidated statements of operations and shareholders’ equity of the Parent and its consolidated Subsidiaries for the fiscal quarter ended on such date. Such financial statements (including in each case related schedules and notes but, as to interim statements, subject to changes resulting from normal year-end audit adjustments and absence of footnotes) are complete and correct in all material respects and present fairly, in accordance with GAAP consistently applied throughout the periods involved, the consolidated financial position of the Parent and its consolidated Subsidiaries as at their respective dates and the results of operations and, with respect to the financial statements referenced in clause (i), the cash flow for such periods. None of the Parent, the Borrower or any of their respective Subsidiaries has on the Closing Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long-term commitments or unrealized or forward anticipated losses from any unfavorable commitments that would be required to be set forth in its financial statements or notes thereto, except as referred to or reflected or provided for in said financial statements. (l) No Material Adverse Change; Solvency. Since December 31, 2024, there has been no event, change, circumstance or occurrence that could reasonably be expected to have a Material Adverse Effect. Each of the Parent, the Borrower and any other Loan Party is Solvent after giving effect to Section 30 of the Guaranty. The Parent, the Borrower, the other Loan Parties and the other Subsidiaries, on a consolidated basis, are Solvent. (m) ERISA. (i) Each Benefit Arrangement is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other Applicable Laws in all material respects. Except with respect to Multiemployer Plans, each Qualified Plan (A) has received a favorable determination from the Internal Revenue Service applicable to such Qualified Plan’s current remedial amendment cycle (as defined in Revenue Procedure 2007-44 or “2007-44” for short), (B) has timely filed for a favorable determination letter from the Internal Revenue Service during its staggered remedial amendment cycle (as defined in 2007-44) and such application is currently being processed by the Internal Revenue Service, (C) had filed for a determination letter prior to its “GUST remedial amendment period” (as defined in 2007-44) and received such determination letter and the staggered remedial amendment cycle 70 14323021v114323021v6 first following the GUST remedial amendment period for such Qualified Plan has not yet expired, or (D) is maintained under a prototype plan and may rely upon a favorable opinion letter issued by the Internal Revenue Service with respect to such prototype plan. To the best knowledge of each of the Parent and the Borrower, nothing has occurred which would cause the loss of its reliance on each Qualified Plan’s favorable determination letter or opinion letter. (ii) With respect to any Benefit Arrangement that is a retiree welfare benefit arrangement, all amounts have been accrued on the applicable ERISA Group’s financial statements in accordance with FASB ASC 715. The “benefit obligation” of all Plans does not exceed the “fair market value of plan assets” for such Plans by more than $10,000,000 all as determined by and with such terms defined in accordance with FASB ASC 715. (iii) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) no ERISA Event has occurred or is expected to occur; (ii) there are no pending, or to the best knowledge of the Borrower, threatened, claims, actions or lawsuits or other action by any Governmental Authority, plan participant or beneficiary with respect to a Benefit Arrangement; (iii) there are no violations of the fiduciary responsibility rules with respect to any Benefit Arrangement; and (iv) no member of the ERISA Group has engaged in a non-exempt “prohibited transaction,” as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, in connection with any Plan, that would subject any member of the ERISA Group to a tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the Internal Revenue Code. (n) Absence of Default. None of (i) the Loan Parties is in default under its certificate or articles of incorporation or formation or any material provision of its bylaws, partnership agreement, limited liability company agreement or other similar organizational documents, and (ii) the other Subsidiaries of the Parent is in default of any material provision under its certificate or articles of incorporation or formation or any material provision of its bylaws, partnership agreement or other similar organizational documents, in the case of this clause (ii) where such default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No event has occurred, which has not been remedied, cured or waived: (A) which constitutes a Default or an Event of Default; or (B) which constitutes, or which with the passage of time, the giving of notice, or both, would constitute, a default or event of default by, any Loan Party or any other Subsidiary under any agreement (other than this Agreement) or judgment, decree or order to which any such Person is a party or by which any such Person or any of its respective properties may be bound where such default or event of default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (o) Environmental Laws. Each of the Borrower, each other Loan Party and each other Subsidiary: (i) is in compliance with all Environmental Laws applicable to its business, operations and the Properties, (ii) has obtained all Governmental Approvals which are required under Environmental Laws, and each such Governmental Approval is in full force and effect, and (iii) is in compliance with all terms and conditions of such Governmental Approvals, where with respect to each of the immediately preceding clauses (i) through (iii) the failure to obtain or to comply with could reasonably be expected to have a Material Adverse Effect. Except for any of the following matters that could not reasonably be expected to have a Material Adverse Effect, no Loan Party has any knowledge of, or has received notice of, any past, present, or pending releases, events, conditions, circumstances, activities, practices, incidents, facts, occurrences, actions, or plans that, with respect to any Loan Party or any other Subsidiary, their respective businesses, operations or with respect to the Properties, may: (x) cause or contribute to an actual or alleged violation of or noncompliance with Environmental Laws, (y) cause or contribute to any other potential common law or legal claim or other liability, or (z) cause any of the Properties to become subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or require the filing or recording of any notice, approval or disclosure document 71 14323021v114323021v6 under any Environmental Law and, with respect to the immediately preceding clauses (x) through (z) is based on or related to the on-site or off-site manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, removal, clean up or handling, or the emission, discharge, release or threatened release of any wastes or Hazardous Material, or any other requirement under Environmental Law. There is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, mandate, order, lien, request, investigation, or proceeding pending or, to the Parent’s or the Borrower’s knowledge after due inquiry, threatened, against the Parent, the Borrower, any other Loan Party or any other Subsidiary relating in any way to Environmental Laws which, reasonably could be expected to have a Material Adverse Effect. None of the Properties is listed on or proposed for listing on the National Priority List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and its implementing regulations, or any state or local priority list promulgated pursuant to any analogous state or local law to the extent all such listings taken together could not reasonably be expected to have a Material Adverse Effect. To either the Parent’s or the Borrower’s knowledge, no Hazardous Materials generated at or transported from the Properties are or have been transported to, or disposed of at, any location that is listed or proposed for listing on the National Priority List or any analogous state or local priority list, or any other location that is or has been the subject of a clean-up, removal or remedial action pursuant to any Environmental Law, except to the extent that such transportation or disposal could not reasonably be expected to result in a Material Adverse Effect. (p) Investment Company. None of the Parent, the Borrower, any other Loan Party or any other Subsidiary is (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party. (q) Margin Stock. None of the Parent, the Borrower, any other Loan Party or any other Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. (r) Affiliate Transactions. Except as permitted by Section 10.8 or as otherwise set forth on Schedule 7.1(r), none of the Parent, the Borrower, any other Loan Party or any other Subsidiary is a party to or bound by any agreement or arrangement with any Affiliate. (s) Intellectual Property. Each of the Loan Parties and each other Subsidiary owns or has the right to use, under valid license agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, trade secrets and copyrights (collectively, “Intellectual Property”), without known conflict with any patent, license, franchise, trademark, trademark right, service mark, service mark right, trade secret, trade name, copyright, or other proprietary right of any other Person except, in each case, where the failure to own or have right to use such Intellectual Property or such conflict, could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted to any Loan Party or any Subsidiary by any Person with respect to the use of any such Intellectual Property by the Parent, the Borrower, any other Loan Party or any other Subsidiary, or challenging or questioning the validity or effectiveness of any such Intellectual Property, in each case, that could reasonably be expected to have a Material Adverse Effect. The use of such Intellectual Property by the Parent, the Borrower, the other Loan Parties and the other Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do 72 14323021v114323021v6 not, in the aggregate, give rise to any liabilities on the part of the Borrower, any other Loan Party or any other Subsidiary that could reasonably be expected to have a Material Adverse Effect. (t) Business. As of the Closing Date, the Parent, the Borrower, the other Loan Parties and the other Subsidiaries are engaged primarily in the business of acquiring, owning, leasing and financing real estate, together with other business activities incidental thereto. (u) Broker’s Fees. No broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby. No other similar fees or commissions will be payable by any Loan Party for any other services rendered to the Parent, the Borrower, any other Loan Party or any other Subsidiary ancillary to the transactions contemplated hereby. (v) Accuracy and Completeness of Information. All written information, reports and other papers and data (other than financial projections and other forward looking statements) furnished to the Administrative Agent or any Lender by, on behalf of, or at the direction of, the Parent, the Borrower, any other Loan Party or any other Subsidiary were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods (subject, as to interim statements, to changes resulting from normal year-end audit adjustments and absence of full footnote disclosure). All financial projections and other forward looking statements prepared by or on behalf of the Borrower, any other Loan Party or any other Subsidiary that have been or may hereafter be made available to the Administrative Agent or any Lender were or will be prepared in good faith based on assumptions that the Borrower, other Loan Party or other Subsidiary believed to be reasonable in light of the circumstances in which such financial projections and forward-looking statements were made (it being acknowledged that projections and forward-looking statements are not viewed as facts and the actual results may vary materially from projected results and that no assurance can be given that the projected results will be realized). As of the Closing Date, no fact is known to any Loan Party which has had, or may in the future have (so far as any Loan Party can reasonably foresee) a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 7.1(k) or in such information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders. No document furnished or written statement made to the Administrative Agent or any Lender in connection with the negotiation, preparation or execution of, or pursuant to, this Agreement or any of the other Loan Documents contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements contained therein not materially misleading. (w) Not Plan Assets; No Prohibited Transactions. None of the assets of the Parent, the Borrower, any other Loan Party or any other Subsidiary constitutes “plan assets” within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder. Assuming that no Lender funds any amount payable by it hereunder with “plan assets,” as that term is defined in 29 C.F.R. 2510.3-101, the execution, delivery and performance of this Agreement and the other Loan Documents, and the extensions of credit and repayment of amounts hereunder, do not and will not constitute “prohibited transactions” under ERISA or the Internal Revenue Code. (x) Reserved. (y) REIT Status. The Parent qualifies as, and has elected to be treated as, a REIT and is in compliance with all applicable requirements and conditions imposed under the Internal Revenue Code necessary to allow the Parent to maintain its status as a REIT. 73 14323021v114323021v6

(z) Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries is a ‘covered foreign person’ as that term is used in the Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. (aa) Anti-Corruption Laws and Sanctions; Anti-Terrorism Laws. None of the Parent, the Borrower or any Subsidiary, or, to the knowledge of the Parent, the Borrower or any such Subsidiary, any of their respective directors, officers, employees, Affiliates or any agent or representative of the Parent, the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement, (i) is a Sanctioned Person or currently the subject or target of any Sanctions, (ii) has its assets located in a Sanctioned Country, (iii) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons or (iv) has violated any Anti-Money Laundering Law in any material respect. Each of the Parent, the Borrower and their respective Subsidiaries, and to the knowledge of the Parent and the Borrower, each director, officer, employee, agent and Affiliate of the Parent, the Borrower and each such Subsidiary, is in compliance with the Anti-Corruption Laws in all material respects. The Parent has implemented and maintains in effect policies and procedures designed to ensure compliance with the Anti-Corruption Laws and applicable Sanctions by the Parent, the Borrower, their Subsidiaries, their respective directors, officers, employees, Affiliates and agents and representatives of the Parent, the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement. (bb) Affected Financial Institution. None of the Parent, the Borrower or any Subsidiary is an Affected Financial Institution. Section 7.2. Survival of Representations and Warranties, Etc. All representations and warranties made under this Agreement and the other Loan Documents and in the certificates delivered in connection with the Loan Documents shall be deemed to be made at and as of the Closing Date, the First Amendment Effective Date, the Second Amendment Effective Date, the date on which any increase of the Commitments is effectuated pursuant to Section 2.16, the date on which the Term Loan I Maturity Date then in effect is extended pursuant to Section 2.17, and at and as of the date of the occurrence of each Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances expressly and specifically permitted hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans. ARTICLE VIII. AFFIRMATIVE COVENANTS For so long as this Agreement is in effect, the Parent and the Borrower, as applicable, shall comply with the following covenants: 74 14323021v114323021v6

Section 8.1. Preservation of Existence and Similar Matters. Except as otherwise permitted under Section 10.4, the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, preserve and maintain its respective existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation (other than solely in the case of a Subsidiary of the Borrower that is not a Loan Party, the failure to do so could not reasonably be expected to have a Material Adverse Effect) and qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and where the failure to be so authorized and qualified could reasonably be expected to have a Material Adverse Effect. Section 8.2. Compliance with Applicable Law. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, comply with all Applicable Law, including the obtaining of all Governmental Approvals, the failure with which to comply or obtain could reasonably be expected to have a Material Adverse Effect. The Parent will maintain in effect and enforce reasonable policies and procedures designed to ensure compliance by the Parent, the Borrower, their respective Subsidiaries and their respective directors, officers, employees, Affiliates and agents, in each case, that will act in any capacity in connection with or benefit from this Agreement, with Anti-Corruption Laws and applicable Sanctions, in each case to the extent applicable to such Persons. Section 8.3. Maintenance of Property. In addition to the requirements of any of the other Loan Documents, the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, or cause each tenant under a Tenant Lease or other customary third party with respect to a Development Property to, (a) protect and preserve all of its respective material properties, including, but not limited to, all Intellectual Property necessary to the conduct of its respective business, and maintain in good repair, working order and condition all tangible properties, ordinary wear and tear excepted, or as a result of a casualty for which insurance is maintained pursuant to Section 8.5, and (b) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties, so that the business carried on in connection therewith may be lawfully conducted at all times subject to the rights of tenants under Tenant Leases, in each case except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 8.4. Conduct of Business. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, carry on its respective businesses as described in Section 7.1(t). Section 8.5. Insurance. In addition to the requirements of any of the other Loan Documents, the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, or cause each tenant under a Tenant Lease or other customary third party with respect to a Development Property to, maintain insurance (on a replacement cost basis) with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by Persons engaged in similar businesses or as may be required by Applicable Law. The Borrower shall from time to time deliver to the Administrative Agent upon request a detailed list (together with copies, if requested by the Administrative Agent and within the possession of the Borrower) of all policies of the insurance then in 75 14323021v114323021v6 effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. Section 8.6. Payment of Taxes and Claims. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, pay and discharge (a) prior to delinquency, all federal and state taxes and other material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) within 10 days of the date due, all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, could reasonably be expected to become a Lien on any properties of such Person; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim (i) which is being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Person in accordance with GAAP or (ii) if the failure to pay or discharge all such taxes, assessments, charges, levies or claims in the aggregate under this clause (ii) could not reasonably be expected to result in a Material Adverse Effect. Section 8.7. Books and Records; Inspections. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, keep proper books of record and account in which materially complete, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, permit representatives of the Administrative Agent or any Lender, upon three (3) Business Days’ prior written notice to the Borrower (provided that if a Default or Event of Default has occurred and is continuing, such written notice shall not be required), to visit, subject to the rights of tenants under Tenant Leases (so long as such rights do not consist of restrictions on a Lender’s right to visit a property imposed to avoid compliance with this Section), and inspect any of such Loan Parties’ or Subsidiaries’ respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (in the presence of an officer of the Parent if an Event of Default does not then exist), all at such reasonable times during business hours and as often as may reasonably be requested and so long as no Event of Default exists, with reasonable prior notice. The Borrower shall be obligated to reimburse the Administrative Agent and the Lenders for their costs and expenses incurred in connection with the exercise of their rights under this Section only if such exercise occurs while a Default or Event of Default exists. If requested by the Administrative Agent, the Parent and the Borrower shall execute an authorization letter addressed to its accountants authorizing the Administrative Agent or any Lender to discuss the financial affairs of the Parent, the Borrower, any other Loan Party or any other Subsidiary with the Borrower’s accountants. Section 8.8. Use of Proceeds. The Borrower will use the proceeds of the Loans (x) to finance acquisitions, capital expenditures, equity investments and other transactions permitted under this Agreement, to repay Indebtedness of the Parent, the Borrower and its Subsidiaries, to provide for the general working capital needs of the Parent, the Borrower and its Subsidiaries, and for other general corporate purposes of the Parent, the Borrower and its Subsidiaries, and (y) to pay transaction fees, costs and expenses related to this Agreement and the other Loan Documents, the Facilities and the transactions contemplated hereby or thereby. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred 76 14323021v114323021v6 to purchase or carry, any margin stock (within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock. The Parent and the Borrower shall not use, and shall ensure that their respective Subsidiaries and their respective directors, officers, employees and agents (in the case of directors, officers, employees and agents, acting solely in their capacity as such for the Parent, the Borrower or a Subsidiary, as applicable) shall not use, the proceeds of any Loan (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 8.9. Environmental Matters. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, comply with all Environmental Laws the failure with which to comply could reasonably be expected to have a Material Adverse Effect. The Parent and the Borrower shall comply, and shall cause each other Loan Party and each other Subsidiary to comply, and the Borrower shall use, and shall cause each other Loan Party and each other Subsidiary to use, commercially reasonable efforts to cause all other Persons occupying, using or present on the Properties to comply, with all Environmental Laws the failure with which to comply could reasonably be expected to have a Material Adverse Effect. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, promptly take all actions and pay or arrange to pay all costs necessary for it and for the Properties to comply all Environmental Laws and all Governmental Approvals (including actions to remove and dispose of all Hazardous Materials and to clean up the Properties as required under Environmental Laws), in each case, the failure with which to comply could reasonably be expected to have a Material Adverse Effect. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, promptly take all actions necessary to prevent the imposition of any Liens (other than Permitted Liens) on any of their respective properties arising out of or related to any Environmental Laws. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender. Section 8.10. Further Assurances. At the Borrower’s cost and expense and upon the reasonable request of the Administrative Agent, the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further instruments, documents and certificates, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents. Section 8.11. Material Contracts. The Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, duly and punctually perform and comply with any and all material representations, warranties, covenants and agreements expressed as binding upon any such Person under any Material Contract to the extent that the failure to comply therewith would permit any other party thereto to terminate such Material Contract. 77 14323021v114323021v6

Section 8.12. Additional Guarantors. (a) Within 10 Business Days following the date on which either of the following conditions first applies to any Subsidiary (other than an Excluded Subsidiary) that is not already a Guarantor, the Borrower shall deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (i) an Accession Agreement (or if the Guaranty is not then in effect, the Guaranty) and (ii) the items that would have been delivered under Sections 6.1(a)(iv) through (viii) and (xv) if such Subsidiary had been a Loan Party on the Closing Date: (A) such Subsidiary Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of the Parent, the Borrower or any other Subsidiary; or (B) (x) such Subsidiary owns an Eligible Property, and (y) either has incurred, acquired or suffered to exist any Indebtedness for itself that is not Nonrecourse Indebtedness or whose equity interests are owned directly or indirectly by another Subsidiary of the Parent (other than the Borrower) which has incurred, acquired or suffered to exist any Indebtedness for itself that is not Nonrecourse Indebtedness; provided that one or more direct or indirect Subsidiaries of the Parent that has or Guarantees (or has an equity interest holder that has or Guarantees) Indebtedness described above in clause (A) or (B) shall not be required to provide an Accession Agreement (or if the Guaranty is not then in effect, the Guaranty) so long as the aggregate amount of all such Indebtedness of, and guarantees by, all such Subsidiaries described above in clause (A) or (B) does not exceed $25,000,000. (b) The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, a Guarantor (other than the Parent) from the Guaranty so long as: (i) such Guarantor is not required to be a party to the Guaranty under the immediately preceding subsection (a); (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.1; (iii) the representations and warranties made or deemed made by the Parent, the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; (iv) [reserved], and (v) the Administrative Agent shall have received such written request at least 10 Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request. Section 8.13. REIT Status. The Parent shall maintain its status as, and election to be treated as, a REIT under the Internal Revenue Code. 78 14323021v114323021v6

ARTICLE IX. INFORMATION For so long as this Agreement is in effect, the Parent and the Borrower, as applicable, shall furnish to the Administrative Agent for distribution to each of the Lenders: Section 9.1. Quarterly Financial Statements. As soon as available and in any event within 5 Business Days after the same is filed with the SEC (but in no event later than 45 days after the end of each of the first, second and third fiscal quarters of the Parent), the unaudited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such period and the related unaudited consolidated statements of operations, stockholders’ equity and cash flows of the Parent and its Subsidiaries for such period, setting forth in each case in comparative form the figures as of the end of and for the corresponding periods of the previous fiscal year, all of which shall be certified by a Financial Officer of the Parent, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year-end audit adjustments and the absence of footnotes). Section 9.2. Year-End Statements. As soon as available and in any event within 5 Business Days after the same is filed with the SEC (but in no event later than 90 days after the end of each fiscal year of the Parent), the audited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of operations, stockholders’ equity and cash flows of the Parent and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be (a) certified by a Financial Officer of the Parent, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the financial position of the Parent and its Subsidiaries as at the date thereof and the result of operations for such period and (b) accompanied by the report thereon of Deloitte & Touche LLP or any other independent certified public accountants of recognized standing reasonably acceptable to the Administrative Agent, whose report shall be unqualified and in scope and substance satisfactory to the Requisite Lenders and who shall have authorized the Parent to deliver such financial statements and report thereon to the Administrative Agent and the Lenders pursuant to this Agreement. Section 9.3. Compliance Certificate. At the time the financial statements are furnished pursuant to Sections 9.1 and 9.2, a certificate substantially in the form of Exhibit G (a “Compliance Certificate”) executed on behalf of the Parent by a Financial Officer of the Parent (a) setting forth in reasonable detail as of the end of such quarterly accounting period or fiscal year, as the case may be, the calculations required to establish whether the Parent was in compliance with the covenants contained in Section 10.1, together with the amount of such excess during any such period; and (b) stating that no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Parent and/or the Borrower with respect to such event, condition or failure. Section 9.4. Other Information. (a) Promptly upon receipt thereof, copies of any management report submitted to the Parent, the Borrower or either of their Board of Directors by its independent public accountants; 79 14323021v114323021v6

(b) Within five (5) Business Days of the filing thereof, copies of all registration statements (excluding the exhibits thereto (unless requested by the Administrative Agent) and any registration statements on Form S-8 or its equivalent), reports on Forms 10-K, 10-Q and 8-K (or their equivalents) and all other periodic reports which any Loan Party or any other Subsidiary shall file with the SEC (or any Governmental Authority substituted therefor) or any national securities exchange; (c) Promptly upon the mailing thereof to the shareholders of the Parent generally, copies of all financial statements, reports and proxy statements so mailed and promptly upon the issuance thereof copies of all press releases issued by the Parent, the Borrower, any other Subsidiary or any other Loan Party; (d) [Reserved]; (e) [Reserved]; (f) [Reserved]; (g) If any ERISA Event shall occur that individually, or together with any other ERISA Event that has occurred, could reasonably be expected to have a Material Adverse Effect, a certificate of the chief executive officer or chief financial officer of the Parent setting forth details as to such occurrence and the action, if any, which the Parent or applicable member of the ERISA Group is required or proposes to take; (h) To the extent any Responsible Officer of a Loan Party or any other Subsidiary is aware of the same, prompt notice of the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating to, or affecting, any Loan Party or any other Subsidiary or any of their respective properties, assets or businesses which could reasonably be expected to have a Material Adverse Effect, and prompt notice of the receipt of notice that any United States income tax returns of any Loan Party or any other Subsidiary are being audited; (i) A copy of any amendment to the certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents of the Borrower or any other Loan Party within five (5) Business Days after the effectiveness thereof; (j) Prompt notice of (i) any change in any Financial Officer of the Parent or the Borrower, any other Loan Party or any other Subsidiary, (ii) any change in the business, assets, liabilities, financial condition, results of operations of any Loan Party or any other Subsidiary or (iii) the occurrence of any other event which, in the case of any of the immediately preceding clauses (i) through (iii), has had, or could reasonably be expected to have, a Material Adverse Effect; (k) Prompt notice of the occurrence of (i) any Default or Event of Default and (ii) any event which constitutes or which with the passage of time, the giving of notice, or otherwise, would constitute a default or event of default by any Loan Party or any other Subsidiary under any Material Contract to which any such Person is a party or by which any such Person or any of its respective properties may be bound to the extent that any such default or event of default of such Material Contract would permit any other party thereto to terminate such Material Contract; (l) Prompt notice of any order, judgment or decree in excess of $5,000,000 having been entered against any Loan Party or any other Subsidiary or any of their respective properties or assets; 80 14323021v114323021v6

(m) Any notification of a violation of any Applicable Law or any inquiry shall have been received by any Loan Party or any other Subsidiary from any Governmental Authority that could reasonably be expected to result in a Material Adverse Effect; (n) Promptly upon the request of the Administrative Agent, evidence of the Parent’s calculation of the Ownership Share with respect to a Subsidiary or an Unconsolidated Affiliate, such evidence to be in form and detail reasonably satisfactory to the Administrative Agent; (o) Promptly upon, and in any event within 10 Business Days of, each request, information identifying any Loan Party as a Lender may request in order to comply with applicable “know your customer” and Anti-Money Laundering Laws and regulations including, without limitation, the Patriot Act; (p) Promptly, and in any event within 3 Business Days after a Responsible Officer of the Parent or the Borrower obtains knowledge thereof, written notice of the occurrence of any of the following: (i) the Parent, the Borrower, any other Loan Party or any other Subsidiary shall receive notice that any violation of or noncompliance with any Environmental Law has or may have been committed or is threatened; (ii) the Parent, the Borrower, any other Loan Party or any other Subsidiary shall receive notice that any administrative or judicial complaint, order or petition has been filed or other proceeding has been initiated, or is about to be filed or initiated against any such Person alleging any violation of or noncompliance with any Environmental Law or requiring any such Person to take any action in connection with the release or threatened release of Hazardous Materials; (iii) the Parent, the Borrower, any other Loan Party or any other Subsidiary shall receive any notice from a Governmental Authority or private party alleging that any such Person may be liable or responsible for any costs associated with a response to, or remediation or cleanup of, a release or threatened release of Hazardous Materials or any damages caused thereby; or (iv) the Parent, the Borrower, any other Loan Party or any other Subsidiary shall receive notice of any other fact, circumstance or condition that could reasonably be expected to form the basis of an environmental claim, and the matters covered by notices referred to in any of the immediately preceding clauses (i) through (iv), whether individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (q) Promptly following any change in beneficial ownership of the Borrower that would result in a change to the list of beneficial owners identified in a Beneficial Ownership Certification delivered pursuant to Section 6.1(a)(xvi) of this Agreement or this Section 9.4(q) (if any), an updated Beneficial Ownership Certification for the Borrower; (r) Promptly, upon each request, such information and documentation as any Lender may request in order to comply with applicable “know your customer” and Anti-Money Laundering Laws, including without limitation, the Patriot Act; (s) From time to time and promptly upon, and in any event within 10 Business Days of, each request, such data, certificates, reports, statements, documents or further information regarding any Property or the business, assets, liabilities, financial condition, results of operations or business prospects of the Parent, the Borrower, any of the other Subsidiaries, or any other Loan Party as the Administrative Agent or any Lender may reasonably request; and (t) Promptly upon, and in any event within 10 Business Days of, any change in the Borrower’s Credit Rating, a certificate stating that the Borrower’s Credit Rating has changed and the new Credit Rating that is in effect. 81 14323021v114323021v6

Section 9.5. Electronic Delivery of Certain Information; Borrower Communications. (a) Documents required to be delivered pursuant to the Loan Documents may be delivered by electronic communication and delivery, including Intralinks™, DebtDomain, SyndTrak or any other Internet, e-mail or intranet website and to which the Administrative Agent and each Lender have access (including a commercial, third-party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender pursuant to Article II. and (ii) any Lender that has notified the Administrative Agent and the Borrower that it cannot or does not want to receive electronic communications. The Administrative Agent, the Parent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders and the Borrower hereby approves distribution of the Communications (as defined below) through the Approved Electronic Platform and understands and assumes the risks of such distribution. THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY JOINT LEAD ARRANGER, ANY SYNDICATION AGENT, ANY DOCUMENTATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. 82 14323021v114323021v6

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent or any Lender by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform. Each of the Lenders and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. Documents or notices delivered electronically (other than by e-mail) shall be deemed to have been delivered (A) with respect to deliveries made pursuant to Sections 9.1, 9.2, 9.4(b) and 9.4(c) by proper filing with the SEC and available on www.sec.gov, on the date of filing thereof and (B) with respect to all other electronic deliveries (other than deliveries made by e-mail), twenty-four (24) hours after the date and time on which the Administrative Agent, the Parent or the Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent, the Parent or the Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 9:00 a.m. Eastern time on the opening of business on the next business day for the recipient. Each Lender agrees (A) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s email address to which the foregoing notice may be sent by electronic transmission and (B) that the foregoing notice may be sent to such email address. Notwithstanding anything contained herein, upon request of the Administrative Agent, the Parent shall be required to provide paper copies of the certificate required by Section 9.3 to the Administrative Agent and shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. Except for the certificates required by Section 9.3, the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents. Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Loan Party to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. (b) Documents required to be delivered pursuant to Article II. may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent. (c) Borrower Communications. (i) (i) The Administrative Agent and the Lenders agree that the Borrower may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”). (ii) Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the First Amendment Effective Date, a user ID/password authorization system), each of the Lenders and the Borrower acknowledges and agrees that 83 14323021v114323021v6 the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Borrower that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders and the Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution. (iii) THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATION, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY JOINT LEAD ARRANGER, ANY DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL. “Borrower Communications” means, collectively, any Borrowing Request, Notice of Continuation, Notice of Conversion, notice of prepayment or other notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Borrower to the Administrative Agent through an Approved Borrower Portal. (d) Each of the Lenders and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. Section 9.6. Public/Private Information. The Parent and the Borrower shall cooperate with the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of the Parent or the Borrower. Documents required to be delivered pursuant to the Loan Documents shall be delivered by or on behalf of the Parent or the Borrower to the Administrative Agent and the Lenders (collectively, “Information Materials”) pursuant to this Article and the Parent or the Borrower shall designate Information Materials (a) that are either available to the public or not material with respect to the Parent, the Borrower and its Subsidiaries or any of their respective securities for purposes of United States federal and state securities laws, as “Public Information” and (b) that are not Public Information as “Private Information”. Notwithstanding the foregoing, each Lender who does not wish to receive Private Information agrees to cause at least one individual at or on behalf of such Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of any website provided pursuant to Section 9.5 in order to enable such Lender or its delegate, in accordance 84 14323021v114323021v6 with such Lender’s compliance procedures and Applicable Law, including United States federal and state securities laws, to make reference to Information Materials that are not made available through the “Public Side Information” portion of such website provided pursuant to Section 9.5 and that may contain material non-public information with respect to the Parent, the Borrower or its Subsidiaries or their securities for purposes of United States federal and state securities laws. Section 9.7. USA Patriot Act Notice; Compliance. Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Parent and the Borrower that pursuant to the requirements of the Patriot Act and the Beneficial Ownership Regulation, such Lender is required to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, a Lender (for itself and/or as Administrative Agent for all Lenders hereunder) may from time-to-time request, and the Parent and the Borrower shall, and shall cause the other Loan Parties to, provide promptly upon any such request to such Lender, such Loan Party’s name, address, tax identification number, a Beneficial Ownership Certification, and/or such other identification information as shall be necessary for such Lender to comply with federal law, including the Patriot Act and the Beneficial Ownership Regulation. An “account” for this purpose may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product. ARTICLE X. NEGATIVE COVENANTS For so long as this Agreement is in effect, the Parent or the Borrower, as applicable, shall comply with the following covenants: Section 10.1. Financial Covenants. (a) Leverage Ratio. Except as otherwise provided in this subsection (a) below, the Parent shall not permit the ratio of (i) (A) Total Outstanding Indebtedness of the Parent and its Subsidiaries minus (B) the amount of unrestricted cash and Cash Equivalents in excess of $20,000,000 that is available to repay Total Outstanding Indebtedness that matures within 24 months of such date of determination to (ii) Total Market Value (the “Total Leverage Ratio”), to exceed 0.60 to 1.00 at any time. Notwithstanding the foregoing, the Parent shall have the option, exercisable two times during the term of this Agreement, to elect that the Total Leverage Ratio may exceed 0.60 to 1.00 for any fiscal quarter in which the Borrower completes a Material Acquisition and the immediately subsequent four fiscal quarters so long as (1) the Parent has delivered a written notice to the Administrative Agent that the Parent is exercising its option under this subsection (a) and (2) such ratio does not exceed 0.65 to 1.00 at the end of the fiscal quarter for which such election has been made and the immediately subsequent four fiscal quarters. (b) Secured Indebtedness Ratio. The Parent shall not permit the ratio of (i) Secured Indebtedness of the Parent and its Subsidiaries to (ii) Total Market Value, at any time to exceed 0.40 to 1.00. (c) Reserved. (d) Unencumbered Coverage Ratio. The Parent shall not permit the ratio of (i) Unencumbered Net Operating Income of the Parent and its Subsidiaries for the fiscal quarter most 85 14323021v114323021v6 recently ended for which financial statements are available to (ii) Unsecured Interest Expense of the Parent and its Subsidiaries for such fiscal quarter, to be less than 1.75 to 1.0 at any time. (e) Fixed Charge Coverage Ratio. The Parent shall not permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries for the fiscal quarter most recently ended for which financial statements are available to (ii) Fixed Charges of the Parent and its Subsidiaries for such fiscal quarter, at any time to be less than 1.50 to 1.00. (f) Reserved. (g) Ratio of Total Unsecured Indebtedness to Total Unencumbered Asset Value. Except as otherwise provided in this subsection (g) below, the Parent shall not permit the ratio of (i) (A) Total Unsecured Indebtedness of the Parent and its Subsidiaries minus (B) the amount of unrestricted cash and Cash Equivalents in excess of $20,000,000 that is available to repay Total Unsecured Indebtedness that matures within 24 months of such date of determination to (ii) Total Unencumbered Asset Value (the “Unsecured Leverage Ratio”) to exceed 0.60 to 1.00 at any time. Notwithstanding the foregoing, the Parent shall have the option, exercisable two times during the term of this Agreement, to elect that the Unsecured Leverage Ratio may exceed 0.60 to 1.00 for any fiscal quarter in which the Borrower completes a Material Acquisition and the immediately subsequent four fiscal quarters so long as (1) the Parent has delivered a written notice to the Administrative Agent that the Parent is exercising its option under this subsection (g) and (2) such ratio does not exceed 0.65 to 1.00 at the end of the fiscal quarter for which such election has been made and the immediately subsequent four fiscal quarters. (h) Reserved. (i) Dividends and Other Restricted Payments. Subject to the following sentence, if an Event of Default exists, neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any of its Subsidiaries to, declare or make any Restricted Payments (including by way of a Delaware LLC Division) except that the Parent may declare and make cash distributions to its shareholders in an aggregate amount not to exceed the minimum amount necessary for the Parent to remain in compliance with Section 8.13 (and the Borrower and its Subsidiaries may declare and make cash distributions to the Parent for such purpose), and Subsidiaries of the Borrower may pay Restricted Payments to the Borrower or any other Subsidiary of the Borrower that is a Loan Party. If an Event of Default specified in Section 11.1(a), Section 11.1(e) or Section 11.1(f) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to Section 11.2(a), neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any Subsidiary to, make any Restricted Payments to any Person except that Subsidiaries may pay Restricted Payments to the Borrower or any other Subsidiary of the Borrower that is a Loan Party. Section 10.2. Negative Pledge. (a) Except for Permitted Negative Pledges, neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any other Subsidiary to, permit any Eligible Property or any direct or indirect ownership interest of the Borrower or in any Person owning a Eligible Property, to be subject to a Negative Pledge if such Negative Pledge prohibits or purports to prohibit the creation of a Lien on such Eligible Property or ownership interest as security for the Obligations. (b) Neither the Parent nor the Borrower, and neither the Parent nor the Borrower shall permit any other Loan Party or any other Subsidiary to, create, assume, or incur any Lien (other than Permitted Liens) upon any of its properties, assets, income or profits of any character whether now owned or hereafter acquired if immediately prior to the creation, assumption or incurring of such Lien, or 86 14323021v114323021v6 immediately thereafter, a Default or Event of Default is or would be in existence, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.1. Section 10.3. Restrictions on Intercompany Transfers. Neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any other Loan Party or any other Subsidiary (other than an Excluded Subsidiary) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary (other than an Excluded Subsidiary) to: (a) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other equity interests owned by the Parent, the Borrower or any other Subsidiary; (b) pay any Indebtedness owed to the Parent, the Borrower or any other Subsidiary; (c) make loans or advances to the Parent, the Borrower or any other Subsidiary; or (d) transfer any of its property or assets to the Parent, the Borrower or any other Subsidiary; other than: (i) with respect to clauses (a) through (d), those encumbrances or restrictions contained in (x) any Loan Document or (y) any other agreement (A) evidencing Indebtedness that is not Secured Indebtedness which the Parent, the Borrower, any other Loan Party or any other Subsidiary has created or may create, incur, assume or permit or suffer to exist under this Agreement and (B) containing encumbrances and restrictions imposed in connection with such Indebtedness that are either substantially similar to, or less restrictive than, the encumbrances and restrictions set forth in this Agreement; (ii) with respect to clause (d), (x) customary provisions restricting assignment of any agreement entered into by the Parent, the Borrower, any other Loan Party or any other Subsidiary in the ordinary course of business, and (y) restrictions contained in any agreement relating to the sale of a Subsidiary (other than the Borrower) or the assets of a Subsidiary pending sale to the extent that such sale is permitted under this Agreement and the restrictions apply only to the Subsidiary or the assets that are the subject of such sale; and (iii) with respect to clause (d), those encumbrances or restrictions contained in an agreement (x) evidencing Indebtedness which a Subsidiary may create, incur, assume, or permit or suffer to exist under this Agreement and (y) which Indebtedness is secured by a Lien on the assets of such Subsidiary permitted to exist under the Loan Documents, so long as such encumbrances and restrictions apply only to such Subsidiary and such Subsidiary has no material assets other than those encumbered by such Lien. Section 10.4. Merger, Consolidation, Sales of Assets and Other Arrangements. Neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any other Loan Party or any other Subsidiary to, (a) enter into any transaction of merger or consolidation (other than (x) any transaction of merger or consolidation between or among Loan Parties; provided that if the Parent or the Borrower enters into such a transaction of merger, it is the survivor thereof, (y) any transaction of merger or consolidation of a Subsidiary that is not Loan Party into a Loan Party so long as the Loan Party is the survivor thereof and (z) any transaction of merger or consolidation between two or more Subsidiaries that are not Loan Parties); (b) liquidate, windup or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, whether now owned or hereafter acquired; or (d) acquire any assets of, or make an Investment in, any other Person (including, in the case of each of the foregoing clauses, pursuant to a Delaware LLC Division); provided, however, that any of the actions described in the immediately preceding clauses (a) through (d) may be taken with respect to the 87 14323021v114323021v6

Borrower, any other Loan Party or any other Subsidiary so long as (x) immediately prior to the taking of such action, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence and (y) if as a result of any such transaction, or series of such actions, the amount of Consolidated Tangible Assets would increase or decrease by 25.0%, then prior to entering into such transaction the Parent shall deliver a Compliance Certificate executed on behalf of the Parent by a Financial Officer of the Parent demonstrating that the Parent would be in compliance with the covenants contained in Section 10.1 on a pro-forma basis after giving effect to such transaction as of the end of the most recent fiscal quarter for which financial statements are available; notwithstanding the foregoing, the Parent and the Borrower may not enter into a transaction of merger pursuant to which such Loan Party is not the survivor of such merger. Further, no Loan Party nor any Subsidiary, shall enter into any sale-leaseback transactions or other transaction by which such Loan Party or Subsidiary shall remain liable as lessee (or the economic equivalent thereof) of any real or personal property that it has sold or leased to another Person other than in the ordinary course of business for such Loan Party or Subsidiary. Section 10.5. Plans. Neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any other Loan Party or any other Subsidiary to, permit any of its respective assets to become or be deemed to be “plan assets” within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder. Neither the Parent nor the Borrower shall cause or permit to occur, and shall not permit any other member of the ERISA Group to cause or permit to occur, any ERISA Event if such ERISA Event could reasonably be expected to have a Material Adverse Effect. Section 10.6. Fiscal Year. Neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any other Loan Party or other Subsidiary to, change its fiscal year from that in effect as of the Closing Date. Section 10.7. Modifications of Organizational Documents and Material Contracts. . Neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any other Loan Party or any other Subsidiary to, amend, supplement, restate or otherwise modify its certificate or articles of incorporation or formation, by-laws, operating agreement, declaration of trust, partnership agreement or other applicable organizational document if such amendment, supplement, restatement or other modification (a) is materially adverse to the interest of the Administrative Agent or the Lenders or (b) could reasonably be expected to have a Material Adverse Effect. Neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any Subsidiary or other Loan Party to enter into, any amendment or modification to any Material Contract which could reasonably be expected to have a Material Adverse Effect or default in the performance of any obligations of any Loan Party or other Subsidiary in any Material Contract or permit any Material Contract to be canceled or terminated prior to its stated maturity. Section 10.8. Transactions with Affiliates. Neither the Parent nor the Borrower shall permit to exist or enter into, and neither the Parent nor the Borrower shall permit any other Loan Party or any other Subsidiary to permit to exist or enter into, 88 14323021v114323021v6 any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate, except (a) as set forth on Schedule 7.1(r), (b) upon fair and reasonable terms which are no less favorable to the Parent, the Borrower, such other Loan Party or such other Subsidiary than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate, (c) transactions between or among Loan Parties, and (d) transactions between or among the Parent or any Subsidiaries and not involving any other Affiliate. Section 10.9. Environmental Matters. Neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any other Loan Party, any other Subsidiary or any other Person to, use, generate, discharge, emit, manufacture, handle, process, store, release, transport, remove, dispose of or clean up any Hazardous Materials on, under or from the Properties in violation of any Environmental Law or in a manner that could reasonably be expected to lead to any environmental claim or pose a material risk to human health, safety or the environment, in each case, if such violation, claim or risk could reasonably be expected to have a Material Adverse Effect. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender. Section 10.10. Derivatives Contracts. Neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any other Loan Party or any other Subsidiary to, enter into or become obligated in respect of Derivatives Contracts other than (a) Derivatives Contracts entered into (or guaranteed) by the Parent, the Borrower, any Loan Party or any such Subsidiary in the ordinary course of business and which establish, or were intended to establish, an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated by the Borrower, such other Loan Party or such other Subsidiary and (b) any Permitted Convertible Indebtedness Hedging Agreements entered into in connection with the issuance of Permitted Convertible Indebtedness. Section 10.11. Outbound Investment Rules. The Borrower will not, and will not permit any of its Subsidiaries to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. . ARTICLE XI. DEFAULT Section 11.1. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority: 89 14323021v114323021v6

(a) Default in Payment. (i) The Borrower shall fail to pay when due under this Agreement or any other Loan Document (whether upon demand, at maturity, by reason of mandatory prepayment or acceleration or otherwise) the principal of any of the Loans; or (ii) The Borrower shall fail to pay when due under this Agreement or any other Loan Document (whether upon demand, at maturity, by reason of acceleration or otherwise) any interest on any of the Loans or any of the other payment Obligations (other than those subject to the immediately preceding clause (i)) owing by the Borrower under this Agreement or any other Loan Document, or any other Loan Party shall fail to pay when due any payment Obligation owing by such other Loan Party under any Loan Document to which it is a party, and in the case of this subsection (a)(ii) only, such failure shall continue for a period of 3 Business Days. For purposes of this subsection (a)(ii) if no due date is specified in this Agreement or in any other Loan Document for an Obligation, then the due date shall be considered to be the 3rd Business Day following the Borrower’s receipt of notice from the Administrative Agent that such other payment Obligation is due and payable. (b) Default in Performance. (i) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Section 8.1 (solely with respect to the existence of the Borrower), Section 8.13, Article IX (other than clauses (c), (e), (i), (l) and (n) of Section 9.4) or Article X; or (ii) Any Loan Party shall fail to perform or observe (A) any term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section or (B) clauses (c), (e), (i), (l) and (n) of Section 9.4, and in the case of this subsection (b)(ii) only, such failure shall continue for a period of 30 days after the earlier of (x) the date upon which a Responsible Officer of the Borrower or such other Loan Party obtains actual knowledge of such failure or (y) the date upon which the Borrower has received written notice of such failure from the Administrative Agent. (c) Misrepresentations. Any written statement, representation or warranty made or deemed made by or on behalf of any Loan Party under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished by, or at the direction of, any Loan Party to the Administrative Agent or any Lender in connection with the Loan Documents, shall at any time prove to have been incorrect or misleading, in either case, in any material respect when furnished or made or deemed made. (d) Indebtedness Cross-Default. (i) The Parent, the Borrower, any other Loan Party or any other Subsidiary shall fail to make any payment when due and payable in respect of any Indebtedness (other than the Loans) having an aggregate outstanding principal amount (or, in the case of any Derivatives Contract, having, without regard to the effect of any close-out netting provision, a Derivatives Termination Value), in each case individually or in the aggregate with all other Indebtedness as to which such a failure exists, of (x) $50,000,000 or more in the case of Indebtedness that is not Nonrecourse Indebtedness or (y) $75,000,000 or more in the case of Nonrecourse Indebtedness (collectively, “Material Indebtedness”); or 90 14323021v114323021v6

(ii) (x) The maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness or (y) any Material Indebtedness shall have been required to be prepaid or repurchased prior to the stated maturity thereof; or (iii) Any other event shall have occurred and be continuing beyond all applicable grace and cure periods, which, with or without the passage of time, the giving of notice, or otherwise, would permit any holder or holders of any Material Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Material Indebtedness or require any such Material Indebtedness to be prepaid or repurchased prior to its stated maturity (other than a mandatory prepayment resulting from the voluntary sale or condemnation of, or a casualty event with respect to, any Property securing such Material Indebtedness; provided that such sale, condemnation or event does not otherwise cause a Default or Event of Default hereunder and, with respect to any condemnation or casualty event, the Parent, the Borrower or such Subsidiary receives insurance proceeds with respect to such Property in an amount sufficient to repay such Material Indebtedness); provided, that the conversion of Permitted Convertible Indebtedness by the holders or beneficial owners thereof shall not constitute a default, event or condition described in clauses (d)(ii)(y) or (d)(iii) above, regardless of the settlement method applicable to any such conversion. (e) Voluntary Bankruptcy Proceeding. The Parent, the Borrower or any other Loan Party or any one or more Subsidiaries to which more than 5% of Total Market Value is attributable in the aggregate shall: (i) commence a voluntary case under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection (f); (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate or partnership action for the purpose of effecting any of the foregoing. (f) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Parent, the Borrower, any other Loan Party or any one or more Subsidiaries to which more than 5% of Total Market Value is attributable in the aggregate in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and in the case of either clause (i) or (ii) such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive days, or an order granting the remedy or other relief requested in such case or proceeding (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered. (g) Revocation of Loan Documents. Any Loan Party shall (or shall attempt to) disavow, revoke or terminate any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or 91 14323021v114323021v6 enforceability of any Loan Document or any Loan Document shall cease to be in full force and effect (except as a result of the express terms thereof). (h) Judgment. A judgment or order for the payment of money or for an injunction or other non-monetary relief shall be entered against the Parent, the Borrower, any other Loan Party, or any other Subsidiary by any court or other tribunal and (i) such judgment or order shall continue for a period of thirty (30) days without being paid, stayed or dismissed through appropriate appellate proceedings and (ii) either (A) the amount of such judgment or order for which insurance has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such judgments or orders entered against the Loan Parties, $50,000,000 or (B) in the case of an injunction or other non-monetary relief, such injunction or judgment or order could reasonably be expected to have a Material Adverse Effect. (i) Attachment. A warrant, writ of attachment, execution or similar process shall be issued against any property of the Borrower, any other Loan Party or any other Subsidiary, which exceeds, individually or together with all other such warrants, writs, executions and processes, $50,000,000, and such warrant, writ, execution or process shall not be paid, discharged, vacated, stayed or bonded for a period of twenty (20) days; provided, however, that if a bond has been issued in favor of the claimant or other Person obtaining such warrant, writ, execution or process, the issuer of such bond shall execute a waiver or subordination agreement in form and substance satisfactory to the Administrative Agent pursuant to which the issuer of such bond subordinates its right of reimbursement, contribution or subrogation to the Obligations and waives or subordinates any Lien it may have on the assets of the Parent, the Borrower, any other Loan Party or any other Subsidiary. (j) ERISA. (i) Any ERISA Event shall have occurred that results or could reasonably be expected to result in liability to any member of the ERISA Group aggregating in excess of $50,000,000; or (ii) The “benefit obligation” of all Plans exceeds the “fair market value of plan assets” for such Plans by more than $50,000,000, all as determined, and with such terms defined, in accordance with FASB ASC 715. (k) Loan Documents. An Event of Default (as defined therein) shall occur under any of the other Loan Documents. (l) Change of Control/Change in Management. (i) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the then outstanding voting stock of the Parent; (ii) During any period of 12 consecutive months ending after the Closing Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election 92 14323021v114323021v6 was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Parent then in office; (iii) the Parent shall cease to own and control, directly or indirectly, at least 60% of the outstanding Equity Interests of the Borrower; or (iv) the Parent shall cease to be the managing member of the Borrower or shall cease to have the sole and exclusive power to exercise all management and control over the Borrower. (m) Damage; Strike; Casualty. Any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than ninety (90) consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities of the Borrower, any other Loan Party, or any other Subsidiary taken as a whole and only if any such event or circumstance could reasonably be expected to have a Material Adverse Effect. Section 11.2. Remedies Upon Event of Default. Upon the occurrence and during the continuance of an Event of Default the following provisions shall apply: (a) Acceleration; Termination of Facilities. (i) Automatic. Upon the occurrence and during the continuance of an Event of Default specified in Sections 11.1(e) or 11.1(f), (1)(A) the principal of, and all accrued interest on, the Loans, and the Notes at the time outstanding, and (B) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents shall become immediately and automatically due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Borrower on behalf of itself and the other Loan Parties, and (2) the unfunded Commitments hereunder (if any) shall all immediately and automatically terminate. (ii) Optional. If any other Event of Default shall exist, the Administrative Agent may, and at the direction of the Requisite Lenders shall: (1) declare (A) the principal of, and accrued interest on, the Loans and the Notes at the time outstanding, and (B) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower on behalf of itself and the other Loan Parties, and (2) terminate all unfunded Commitments hereunder (if any). (b) Loan Documents. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents. (c) Applicable Law. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law. (d) Appointment of Receiver. To the extent permitted by Applicable Law, the Administrative Agent and the Lenders shall be entitled to the appointment of a receiver for the assets and 93 14323021v114323021v6 properties of the Parent, the Borrower and their respective Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the property and/or the business operations of the Parent, the Borrower and their respective Subsidiaries and to exercise such power as the court shall confer upon such receiver. Section 11.3. Remedies Upon Default. Upon the occurrence and during the continuance of a Default specified in Section 11.1(f), the unfunded Commitments hereunder (if any) shall immediately and automatically terminate. Section 11.4. Marshaling; Payments Set Aside. None of the Administrative Agent or any Lender shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Obligations. To the extent that any Loan Party makes a payment or payments to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises it rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations, or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Section 11.5. Allocation of Proceeds. If an Event of Default exists, all payments received by the Administrative Agent (or any Lender as a result of its exercise of remedies permitted under Section 13.4) under any of the Loan Documents, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower or any other Loan Party hereunder or thereunder, shall be applied in the following order and priority: (a) to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent in its capacity as such; (b) to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, ratably among the Lenders in proportion to the respective amounts described in this clause (b) payable to them; (c) to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause (c) payable to them; (d) to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause (d) payable to them; and (e) the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Law. 94 14323021v114323021v6

Section 11.6. Reserved. Section 11.7. Performance by Administrative Agent. If the Parent, the Borrower or any other Loan Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Administrative Agent may, after notice to the Borrower and after the expiration of any cure or grace periods set forth herein (if no specific notice and cure or grace period is expressly set forth herein or in any of the other Loan Documents, then 3 Business Days after the Borrower receives written notice from the Administrative Agent), perform or attempt to perform such covenant, duty or agreement on behalf of the Parent, the Borrower or such other Loan Party. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount reasonably expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent, together with interest thereon at the applicable Post-Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrower or any other Loan Party under this Agreement or any other Loan Document. Section 11.8. Rights Cumulative. (a) Generally. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and each of the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies, the Administrative Agent and the Lenders may be selective and no failure or delay by the Administrative Agent or any of the Lenders in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. (b) Enforcement by Administrative Agent. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article XI. for the benefit of all the Lenders; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) any Lender from exercising setoff rights in accordance with Section 13.4 (subject to the terms of Section 3.3), or (iii) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (x) the Requisite Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Article XI and (y) in addition to the matters set forth in clauses (ii) and (iii) of the preceding proviso and subject to Section 3.3, any Lender may, with the consent of the Requisite Lenders, enforce any rights and remedies available to it and as authorized by the Requisite Lenders. ARTICLE XII. THE ADMINISTRATIVE AGENT Section 12.1. Authorization and Actions. (a) Each Lender hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent under the Loan Documents and each Lender authorizes the Administrative Agent to take such actions as agent 95 14323021v114323021v6 on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Requisite Lenders, the Required Term I Lenders, the Required Term II Lenders or the Required New Term Loan Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), as applicable, and, unless and until revoked in writing, such instructions shall be binding upon each Lender; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Requisite Lenders (or the Required Term I Lenders, the Required Term II Lenders or the Required New Term Loan Lenders, as applicable) prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent, the Borrower, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrower. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative 96 14323021v114323021v6

Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; and (ii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account; (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) None of any Syndication Agent, any Documentation Agent or any Joint Lead Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim under Sections 3.5, 3.10, 5.1, 5.4, 13.2 and 13.10) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 13.10). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. (g) The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and, except solely to the extent of the Borrower’s rights to consent pursuant to and subject 97 14323021v114323021v6 to the conditions set forth in this Article, none of the Parent, the Borrower or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Section 12.2. Administrative Agent’s Reliance, Indemnification, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Requisite Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article VI. or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 13.6, (ii) may rely on the Register to the extent set forth in Section 13.6(c), (iii) may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender sufficiently in advance of the making of such Loan and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or 98 14323021v114323021v6 intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Section 12.3. The Administrative Agent Individually. With respect to its Commitment and Loans, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms “Lenders”, “Requisite Lenders”, Required Term I Lenders”, Required Term II Lenders”, “Required New Term Loan Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender or as one of the Requisite Lenders, Required Term I Lenders, Required Term II Lenders or Required New Term Loan Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with the Parent, the Borrower, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders. Section 12.4. Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders and the Borrower, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; and (ii) the Requisite Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications 99 14323021v114323021v6 required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article and Section 13.2 and 13.10, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Section 12.5. Acknowledgements of Lenders. (a) (a) Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities law), (iii) it has, independently and without reliance upon the Administrative Agent, any Joint Lead Arranger, any Syndication Agent, any Documentation Agent or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Joint Lead Arranger any Syndication Agent, any Documentation Agent or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) (b) Each Lender, by delivering its signature page to this Agreement on the Closing Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Closing Date. (c) (c) (i) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid 100 14323021v114323021v6 to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 12.5(c) shall be conclusive, absent manifest error. (ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party. (iv) Each party’s obligations under this Section 12.5(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. (d) (d) The Lenders acknowledge that there may be a constant flow of information (including information which may be subject to confidentiality obligations in favor of the Loan Parties) between the Loan Parties and their Affiliates, on the one hand, and Regions Bank and its Affiliates, on the other hand. Without limiting the foregoing, the Loan Parties or their Affiliates may provide information, including updates to previously provided information to Regions Bank and/or its Affiliates acting in different capacities, including as Lender, lead bank, arranger or potential securities investor, independent of such entity’s role as administrative agent hereunder. The Lenders acknowledge that neither Regions Bank nor its Affiliates shall be under any obligation to provide any of the foregoing information to them. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide, and shall not be liable for the failure to provide, any Lender with any credit or other information concerning the Loans, the Lenders, the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective 101 14323021v114323021v6

Affiliates that is communicated to, obtained by, or in the possession of, the Administrative Agent or any of its Affiliates in any capacity, including any information obtained by the Administrative Agent in the course of communications among the Administrative Agent and any Loan Party, any Affiliate thereof or any other Person. Notwithstanding the foregoing, any such information may (but shall not be required to) be shared by the Administrative Agent with one or more Lenders, or any formal or informal committee or ad hoc group of such Lenders, including at the direction of a Loan Party. Section 12.6. Indemnification of Administrative Agent. Each Lender agrees to indemnify the Administrative Agent and its Related Parties (each, an “Agent-Related Person”) (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender’s respective Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable out-of- pocket costs and expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against such Agent-Related Person (in its capacity such Agent-Related Person but not as a Lender) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by such Agent-Related Person under the Loan Documents, including amounts required to be paid by the Borrower pursuant to Section 13.2 and Section 13.10 (collectively, “Indemnifiable Amounts”); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from such Agent-Related Person’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, however, that no action taken in accordance with the directions of the Requisite Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse each Agent-Related Person (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) promptly upon demand for its ratable share of any out of pocket expenses (including the reasonable fees and expenses of the counsel to the Administrative Agent) incurred by such Agent-Related Person in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Administrative Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any “lender liability” suit or claim brought against an Agent-Related Person and/or the Lenders, and any claim or suit brought against an Agent-Related Person and/or the Lenders arising under any Environmental Laws. Such out of pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of such Agent-Related Person notwithstanding any claim or assertion that such Agent-Related Person is not entitled to indemnification hereunder upon receipt of an undertaking by such Agent-Related Person that such Agent-Related Person will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that an Agent-Related Person is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse an Agent-Related Person for any Indemnifiable Amount following payment by any Lender to such Agent-Related Person in respect of such Indemnifiable Amount pursuant to this Section, such Agent-Related Person shall share such reimbursement on a ratable basis with each Lender making any such payment. Section 12.7. ERISA Representations of the Lenders. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date 102 14323021v114323021v6 such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more employee benefit plans in connection with the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent or any Joint Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). (c) The Administrative Agent and each Joint Lead Arranger hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or 103 14323021v114323021v6 otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, Administrative Agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. ARTICLE XIII. MISCELLANEOUS Section 13.1. Notices. Unless otherwise provided herein (including without limitation as provided in Section 9.5), communications provided for hereunder shall be in writing and shall be mailed, telecopied, or delivered by hand or overnight courier as follows: If to the Borrower: Broadstone Net Lease, LLC 800 Clinton Square Rochester, New York 14604 Attn: Chief Financial Officer Telecopy Number: (585) 287-6506 Telephone Number: (585) 287-6000 If to the Administrative Agent: Regions Bank 1180 West Peachtree Street NW, Suite 1400 Atlanta, GA 30309 Attention: Syndicate Services Telecopy Number: (404) 279-7425 Telephone Number: (404) 279-7483 E-mail: agencyservices@regions.com With a copy to: Regions Bank 1717 McKinney Avenue, Suite 1200 Dallas, TX 75202 Attention: William Chalmers Telephone Number: (469) 608-2773 E-mail: William.Chalmers@regions.com If to any other Lender: To such Lender’s address or telecopy number as set forth in the applicable Administrative Questionnaire or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section; provided, a Lender shall only be required to give notice of any such other address to the Administrative Agent and the Borrower. All such notices and other communications shall be effective (i) if mailed, upon the first to occur of receipt or the expiration 104 14323021v114323021v6 of three (3) days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of the Borrower or the Administrative Agent and Lenders at the addresses specified; (ii) if telecopied, when transmitted; (iii) if hand delivered or sent by overnight courier, when delivered; or (iv) if delivered in accordance with Section 9.5 to the extent applicable; provided, however, that, in the case of the immediately preceding clauses (i), (ii) and (iii), non-receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Notwithstanding the immediately preceding sentence, all notices or communications to the Administrative Agent or any Lender under Article II. shall be effective only when actually received. None of the Administrative Agent or any Lender shall incur any liability to any Loan Party (nor shall the Administrative Agent incur any liability to the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Administrative Agent or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder. Failure of a Person designated to get a copy of a notice to receive such copy shall not affect the validity of notice properly given to another Person. Section 13.2. Expenses. The Borrower agrees (a) to pay or reimburse the Administrative Agent and the Joint Lead Arrangers for all of their respective reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expense and reasonable travel expenses related to closing), and the consummation of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of one primary counsel to the Administrative Agent and the Joint Lead Arrangers, taken as a whole, and one local counsel for the Administrative Agent and the Joint Lead Arrangers, taken as a whole, in each relevant jurisdiction and with respect to each relevant specialty, and all costs and expenses of the Administrative Agent in connection with the administration of the Loan Documents and the use of IntraLinks, SyndTrak, Debt Domain or other similar information transmission systems in connection with the Loan Documents, (b) to pay or reimburse all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement, collection or protection of its rights in connection with this Agreement, including its rights under this Section, and the other Loan Documents including, without limitation, each Note, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, (c) to pay, and indemnify and hold harmless the Administrative Agent and the Lenders from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and (d) to the extent not already covered by any of the preceding subsections, to pay or reimburse the fees and disbursements of counsel to the Administrative Agent and any Lender incurred in connection with the representation of the Administrative Agent or such Lender in any matter relating to or arising out of any bankruptcy or other proceeding of the type described in Sections 11.1(e) or 11.1(f), including, without limitation (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Obligations and (iii) the negotiation and preparation of any debtor-in-possession financing or any plan of reorganization of the Parent, the Borrower or any other Loan Party, whether proposed by the Parent, the Borrower, such Loan Party, the Lenders or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding. If the Borrower shall fail to pay any amounts required to be paid by it pursuant to this Section, the Administrative Agent and/or the Lenders may pay such amounts on behalf 105 14323021v114323021v6 of the Borrower and such amounts shall be deemed to be Obligations owing hereunder. All amounts due under this Section 13.2 shall be payable promptly after written demand therefor. Section 13.3. Stamp, Intangible and Recording Taxes. The Borrower will pay any and all stamp, excise, intangible, registration, recordation and similar taxes, fees or charges and shall indemnify the Administrative Agent and each Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, recording, performance or enforcement of this Agreement, the Notes and any of the other Loan Documents, the amendment, supplement, modification or waiver of or consent under this Agreement, the Notes or any of the other Loan Documents or the perfection of any rights or Liens under this Agreement, the Notes or any of the other Loan Documents. Section 13.4. Setoff. Subject to Section 3.3. and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, , each Lender, each Affiliate of the Administrative Agent or any Lender, and each Participant, at any time or from time to time while an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender, an Affiliate of a Lender, or a Participant, subject to receipt of the prior written consent of the Administrative Agent exercised in its reasonable discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender, any Affiliate of the Administrative Agent or such Lender, or such Participant, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 11.2, and although such Obligations shall be contingent or unmatured. Notwithstanding anything to the contrary in this Section, if any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 3.9 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Section 13.5. Waiver of Jury Trial; Jurisdiction; Other Matters; Waivers. . (a) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED 106 14323021v114323021v6

TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower, any Loan Party or its properties in the courts of any jurisdiction. (c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. (e) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, AND THE TERMINATION OF THIS AGREEMENT. Section 13.6. Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that none of the Parent, the Borrower or any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of the immediately following subsection (b), (ii) by way of participation in accordance with the provisions of the immediately following subsection (d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of the immediately following subsection (f) (and, subject to the last sentence of the immediately following subsection (b), any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in the immediately following 107 14323021v114323021v6 subsection (d) and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of an assigning Lender’s Commitment and/or Loans of a particular Class at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in the immediately preceding subsection (A), the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) of a Class or, if the applicable Commitments of the same Class as such Commitment are not then in effect, the principal outstanding balance of the Loans of such Class of the assigning Lender subject to each such assignment (in each case, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000 in the case of any assignment of a Commitment or Term Loans (including any assignment in respect of New Term Loans of a particular Class), unless each of the Administrative Agent and, so long as no Default or Event of Default shall exist, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Commitment of the applicable Class held by such assigning Lender or, if the applicable Commitment is not then in effect, the outstanding principal balance of the Loans of the applicable Class of such assigning Lender, as applicable, would be less than $5,000,000 in the case of a Commitment or Term Loans (including in the case of New Term Loans of a particular Class), then such assigning Lender shall assign the entire amount of its Commitment of such Class and/or the Loans of such Class at the time owing to it. (ii) Proportionate Amounts. Each partial assignment by a Lender shall be made as an assignment of a proportionate part of all of the assigning Lender’s rights and obligations under this Agreement with respect to the Loan and Commitment assigned; provided that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Classes of Commitments or Loans on a non-pro rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (i)(B) of this subsection (b) and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) a Default or Event of Default shall exist at the time of such assignment or (y) such assignment is to a Lender of the same Class of Commitments or Loans, an Affiliate of such a Lender or an Approved Fund of such a Lender; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto 108 14323021v114323021v6 by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required unless such assignment is to a Lender of the same Class of Commitments or Loans, an Affiliate of such a Lender or an Approved Fund of such a Lender. (iv) Assignment and Assumption; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants), together with a processing and recordation fee of $3,500 for each assignment, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes, as applicable, are issued to the assignee and such transferor Lender, as appropriate. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Parent, the Borrower or any of the Parents or the Borrower’s respective Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or to any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of, a natural person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Term Loans under each applicable Facility in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to the immediately following subsection (c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such 109 14323021v114323021v6

Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.4, 13.2 and 13.10 and the other provisions of this Agreement and the other Loan Documents as provided in Section 13.11 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with the immediately following subsection (d). (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Principal Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to (w) increase such Lender’s Commitments, (x) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender, (y) reduce the rate at which interest is payable thereon (other than with respect to a waiver of implementation of interest at the Post-Default Rate) or (z) release any Guarantor from its Obligations under the Guaranty except as contemplated by Section 8.12, in each case as applicable to that portion of such Lender’s rights and/or obligations that are subject to the participation. Subject to the immediately following subsection (e), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.10, 5.1, 5.4 (subject to the requirements and limitations therein, including the requirements under Section 3.10(g)(it being understood that the documentation required under Section 3.10(g) shall be delivered to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.6 as if it were an assignee under subsection (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 5.1 or 3.10, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 5.6 with respect to any Participant. To the extent 110 14323021v114323021v6 permitted by Applicable Law, each Participant also shall be entitled to the benefits of Section 13.4 as though it were a Lender, provided such Participant agrees to be subject to Section 3.3 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 3.10 and 5.1 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.10 unless the Borrower is notified of the participation sold to such Participant. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) No Registration. Each Lender agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or Note under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction. (h) USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law. Section 13.7. Amendments and Waivers. (a) Generally. Except as otherwise expressly provided in this Agreement (including Sections 5.2(b), 5.2(c) and 13.7(d)), (i) any consent or approval required or permitted by this Agreement or any other Loan Document to be given by the Lenders may be given, (ii) any term of this Agreement or of any other Loan Document may be amended, (iii) the performance or observance by the Borrower, any other Loan Party or any other Subsidiary of any terms of this Agreement or such other Loan Document 111 14323021v114323021v6 may be waived, and (iv) the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (or the Administrative Agent at the written direction of the Requisite Lenders), and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is party thereto. (b) Consent of Lenders Directly Affected. In addition to the foregoing requirements, no amendment, waiver or consent shall: (i) increase (or reinstate or extend) the Commitment of any Lender (excluding any increases contemplated under Section 2.16) or subject such Lender to any additional obligations without the written consent of such Lender; (ii) reduce the principal of, or interest that has accrued or the rates of interest that will be charged on the outstanding principal amount of, any Loans or other Obligations owing to such Lender without the written consent of each Lender directly affected thereby; provided, however, only the written consent of (A) the Super-Majority Term I Lenders shall be required for the waiver of interest payable at the Post-Default Rate under the Term Loan I Facility, retraction of the imposition of interest at the Post-Default Rate under the Term Loan I Facility and the amendment of the definition of “Post-Default Rate” as it relates to Term I Loans; (B) the Super-Majority Term II Lenders shall be required for the waiver of interest payable at the Post-Default Rate under the Term Loan II Facility, retraction of the imposition of interest at the Post-Default Rate under the Term Loan II Facility and the amendment of the definition of “Post-Default Rate” as it relates to Term II Loans; and (C) the Super-Majority New Term Loan Lenders under any applicable New Term Loan Facility shall be required for the waiver of interest payable at the Post-Default Rate under such New Term Loan Facility, retraction of the imposition of interest at the Post-Default Rate under such New Term Loan Facility and the amendment of the definition of “Post-Default Rate” as it relates to New Term Loans under such New Term Loan Facility; (iii) reduce the amount of any Fees payable to a Lender without the written consent of such Lender; (iv) amend or modify the definition of(or have the substantive effect of amending or modifying) the definitions of the terms “Term Loan I Maturity Date”,” “Initial Term Loan I Maturity Date,” “First Extended Term Loan I Maturity Date,” Second Extended Term Loan I Maturity Date,” “Term Loan II Maturity Date” or “New Term Loan Maturity Date”,” or otherwise postpone any date fixed for any payment of principal of, or interest on, any Loans or for the payment of Fees or any other Obligations owing to the Lenders, in each case, without the written consent of each Lender directly affected thereby; (v) amend or otherwise modify the definition of “Pro Rata Share” or the provisions of Section 3.2 without the written consent of each Lender directly affected thereby; (vi) release any Guarantor from its obligations under the Guaranty except as contemplated by Section 8.12 without the written consent of each Lender; (vii) (w) amend or otherwise modify the definitions of the terms “Requisite Lenders” or “Super-Majority Lenders”, modify the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof granted to the Requisite Lenders or the Super-Majority Lenders without the written consent of each Lender, (x) amend or otherwise modify the definitions of the terms “Required Term I Lenders” or “Super-Majority Term I 112 14323021v114323021v6

Lenders”, modify the number or percentage of the Term I Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof granted to the Required Term I Lenders without the written consent of each Term I Lender, (y) amend or otherwise modify the definitions of the terms “Required Term II Lenders” or “Super-Majority Term II Lenders”, modify the number or percentage of the Term II Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof granted to the Required Term II Lenders without the written consent of each Term II Lender, and (z) amend or otherwise modify the definitions of the terms “Required New Term Loan Lenders” or “Super-Majority New Term Loan Lenders” or similar terms with respect to any applicable New Term Loan Facility, modify the number or percentage of the New Term Loan Lenders under such New Term Loan Facility required to make any determinations or waive any rights hereunder or to modify any provision hereof granted to the New Term Loan Lenders under such New Term Loan Facility without the written consent of each New Term Loan Lender under such New Term Loan Facility; (viii) amend this Section or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section without the written consent of each Lender; (ix) waive a Default or Event of Default under Section 11.1(a) without the written consent of each Lender directly affected thereby (except as provided in Section 11.7); or (x) amend or waive Section 6.2 without the written consent of the Requisite Facility Lenders of the Facility which is the subject of such Credit Event. (c) Amendment of Administrative Agent’s Duties, Etc. No amendment, waiver or consent unless in writing and signed by the Administrative Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment waiver or consent which by its terms requires the consent of all Lenders, all Term I Lenders, all Term II Lenders, all New Term Loan Lenders under any applicable New Term Loan Facility or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) a Commitment of any Defaulting Lender may not be increased, reinstated or extended without the written consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the written consent of such Defaulting Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Event of Default occurring hereunder shall continue to exist until such time as such Event of Default is waived in writing in accordance with the terms of this Section (such waiver not to be unreasonably withheld, conditioned or delayed), notwithstanding any attempted cure or other action by the Parent, the Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Parent or the Borrower shall entitle the Parent or the Borrower to other or further notice or demand in similar or other circumstances. 113 14323021v114323021v6

(d) Technical Amendments. Notwithstanding anything to the contrary in this Section 13.7, if the Administrative Agent and the Borrower have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or an inconsistency between provisions of this Agreement, the Administrative Agent and the Borrower shall be permitted to amend such provision or provisions to cure such ambiguity, omission, mistake, defect or inconsistency so long as to do so would not adversely affect the interests of the Lenders and the Administrative Agent provides notice to Lenders of such amendment. Any such amendment shall become effective without any further action or consent of any of other party to this Agreement. Section 13.8. Nonliability of Administrative Agent and Lenders. (a) The Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrower or any other person. The Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrower acknowledges and agrees that no Credit Party is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to the Borrower with respect thereto. (b) The Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, in addition to providing or participating in commercial lending facilities such as that provided hereunder, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower and other companies with which the Borrower may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. (c) In addition, the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrower may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. The Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Borrower, confidential information obtained from other companies. 114 14323021v114323021v6

Section 13.9. Confidentiality. Except as otherwise provided by Applicable Law, the Administrative Agent and each Lender shall maintain the confidentiality of all Information (as defined below) in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ respective Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed assignee, Participant or other transferee in connection with a potential transfer of any Commitment or Loan or participation therein as permitted hereunder, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings, or as otherwise required by Applicable Law; (d) to the Administrative Agent’s or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) in connection with the exercise of any remedies under any Loan Document or any action or proceeding relating to any Loan Document or the enforcement of rights hereunder or thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent or such Lender to be a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any Affiliate of the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Parent or the Borrower or any Affiliate of the Parent or the Borrower; (g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; (h) to bank trade publications, market data collectors and data service providers (including league table providers) that serve the lending industry, such information to consist of deal terms and other information customarily found in such publications; (i) to any other party hereto; and (j) with the consent of the Parent or the Borrower. Notwithstanding the foregoing, the Administrative Agent and each Lender may disclose any such confidential information, without notice to the Parent, the Borrower or any other Loan Party, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent or such Lender. As used in this Section, the term “Information” means all information received from the Parent, the Borrower, any other Loan Party, any other Subsidiary or Affiliate relating to any Loan Party or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Parent, the Borrower, any other Loan Party, any other Subsidiary or any Affiliate, provided that, in the case of any such information received from the Parent, the Borrower, any other Loan Party, any other Subsidiary or any Affiliate after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, nothing in this Section 13.9 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 13.9 shall be prohibited by the laws or regulations applicable to such Regulatory Authority. 115 14323021v114323021v6

Section 13.10. Indemnification; Limitation of Liability. (a) The Borrower shall indemnify the Administrative Agent, each Joint Lead Arranger, each Syndication Agent, each Documentation Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any liabilities arising under Environmental Laws related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective Proceeding relating to any of the foregoing, whether or not such Proceeding is brought by the Borrower or any other Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities or related expenses have resulted from (x) the gross negligence or willful misconduct of such Indemnitee as determined by a court of competent jurisdiction by final and non-appealable judgment or (y) a claim, demand or dispute not involving an act or omission of a Loan Party and that is brought by an Indemnitee against another Indemnitee (other than against any Joint Lead Arranger or the Administrative Agent in their capacities as such). This Section 13.10(a) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. (b) To the extent permitted by applicable law (i) the Borrower shall not assert, and the Borrower hereby waives, any claim against the Administrative Agent, any Joint Lead Arranger, any Syndication Agent, any Documentation Agent and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet, any Approved Electronic Platform and any Approved Borrower Portal), except to the extent that such Liabilities have resulted from the gross negligence or willful misconduct of such Lender-Related Person, as determined by a court of competent jurisdiction by final and nonappealable judgment; and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided that, nothing in this Section 13.10(b) shall relieve the Borrower of any obligation it may have to indemnify an Indemnitee, as provided in Section 13.10(a), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (c) If and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law. All amounts due under this Section 13.10 shall be payable promptly after written demand therefor. (d) The Borrower’s obligations under this Section shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in 116 14323021v114323021v6 addition to, and not in substitution of, any of the other obligations set forth in this Agreement or any other Loan Document to which it is a party. Section 13.11. Termination; Survival. This Agreement shall terminate at such time as (a) all of the Commitments have been terminated, (b) none of the Lenders is obligated any longer under this Agreement to make any Loans and (c) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full. The indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of Sections 3.10, 5.1, 5.4, 12.6, 13.2, 13.3 and 13.10 and any other provision of this Agreement and the other Loan Documents, and the provisions of Section 13.5, shall continue in full force and effect and shall protect the Administrative Agent and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as before and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement. Section 13.12. Severability of Provisions. If any provision of this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from the Loan Documents, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of the Loan Documents. Section 13.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 13.14. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 13.1), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of 117 14323021v114323021v6 this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent, each of the Lenders, and each Loan Party shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent, any Lender, or any Loan Party, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. Section 13.15. Obligations with Respect to Loan Parties and Subsidiaries. The obligations of the Parent and the Borrower to direct or prohibit the taking of certain actions by the other Loan Parties and Subsidiaries as specified herein shall be absolute and not subject to any defense the Parent or the Borrower may have that the Parent or the Borrower does not control such Loan Parties or Subsidiaries. Section 13.16. Independence of Covenants. All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. 118 14323021v114323021v6

Section 13.17. Limitation of Liability. None of the Administrative Agent, any Lender, or any of their respective Related Parties shall have any liability with respect to, and each of the Parent and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential or punitive damages suffered or incurred by the Parent or the Borrower in connection with, arising out of, or in any way related to, this Agreement, or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each of the Parent and the Borrower hereby waives, releases, and agrees not to sue the Administrative Agent or any Lender or any of the Administrative Agent’s or any Lender’s Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents, or any of the transactions contemplated by this Agreement or financed hereby. Section 13.18. Entire Agreement. This Agreement, the Notes, and the other Loan Documents embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto. To the extent any term of this Agreement is inconsistent with a term of any other Loan Document to which the parties of this Agreement are party, the term of this Agreement shall control to the extent of such inconsistency. Section 13.19. Construction. The Administrative Agent, the Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Administrative Agent, the Parent, the Borrower and each Lender. Section 13.20. Headings. The paragraph and section headings in this Agreement are provided for convenience of reference only and shall not affect its construction or interpretation. Section 13.21. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: 119 14323021v114323021v6

(i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 13.22. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Derivatives Contracts or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. Section 13.23. Reserved. . Section 13.24. Judgment Currency. . If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used 120 14323021v114323021v6 shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such Currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under Applicable Law). [Signatures on Following Pages] 121 14323021v114323021v6

IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed by their authorized officers all as of the day and year first above written. [SIGNATURE PAGES OMITTED FROM CONFORMED VERSION OF TERM LOAN CREDIT AGREEMENT ATTACHED AS ANNEX I TO FIRSTSECOND AMENDMENT] 14323021v114323021v6